As filed with the Securities and Exchange Commission on April 24, 2025

File No. 333-114401; 811-21433

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Post-Effective Amendment No. 31

to the

FORM S-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON

FORM N-8B-2

A. Exact name of trust: Talcott Resolution Life Insurance Company Separate Account Twelve

B. Name of depositor: Talcott Resolution Life Insurance Company

C. Complete address of depositor’s principal executive offices:

1 American Row
Hartford, CT 06103

D. Name and complete address of agent for service:

Edmund F. Murphy III
President & Chief Executive Officer
Empower Annuity Insurance Company of America
8515 E. Orchard Road
Greenwood Village, Colorado 80111

Copy to:
Stephen E. Roth, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW., Suite 700
Washington, D.C. 20001

It is proposed that this filing will become effective:

immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 1, 2025 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.Title and amount of securities being registered: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant will register an indefinite amount of securities.

F.Proposed maximum aggregate offering price to the public of the securities being registered: Not yet determined.

Talcott Resolution Life Insurance Company Group Variable Funding Agreements Separate Account Twelve Sub-Administered by Empower Annuity Insurance Company of America
This Prospectus describes information you should know before you purchase or become a Participant under a group variable funding agreement (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Settlement Option on a single or installment payment basis.
Talcott Resolution Life Insurance Company issues the Contracts for use as an investment vehicle for certain employee retirement or welfare benefit plans and certain other plans or programs.
You or Participants allocate your plan Contribution to “Sub-Accounts.” Sub-Accounts are subdivisions of our Separate Account that we establish to keep your Contract assets separate from our company assets. The Sub-Accounts purchase shares of underlying mutual funds (“Funds”) that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance. For more information on the underlying Funds see the section entitled “The Funds”.
The underlying Funds are retail mutual funds that are available to the public. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the underlying Funds.
You or Participants may also allocate some or all of your Contributions to the General Account option which pays interest at a rate that is guaranteed for a certain period of time. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission (“SEC”). Amounts allocated to the General Account option are not segregated from our company assets like the assets of the Separate Account.
If you decide to become a Participant, you should keep this Prospectus for your records.
Although we file the Prospectus with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus can also be obtained from the SEC’s website (http://www.sec.gov).
This Contract IS NOT:
♦A bank deposit or obligation
♦Federally insured
♦Endorsed by any bank or governmental agency
Prospectus Dated: May 1, 2025

Table of Contents

Section	Page

Definitions
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner or you: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contributions: Amounts paid to us by the Contract Owner for investment in a Contract.
Employer: An employer maintaining a retirement or welfare benefit plan or similar plan or program for its employees.
Empower: Empower Annuity Insurance Company of America, which serves as sub-administrator of the Contracts and the Separate Account. You may contact Empower at 1-844-804-8989, Participantservices@empower.com, or at 8515 E. Orchard Road, Greenwood Village, CO 80111.
Empower Administrative Office: Overnight and Standard mailing address: Empower, 8515 E. Orchard Road, Greenwood Village, CO 80111.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Talcott Resolution.
Investment Choice: Any of the Sub-Accounts or the General Account option.
Participant (also, “you”): Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.
Participant Account: An account under a Contract to which General Account values and Sub-Account Accumulation Units are allocated on behalf of a Participant.
Plan: An employee benefit plan or similar program that invests in a Contract.
Premium Tax: The tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Sub-Account Value: The value determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

Fee Tables
The following tables describe the fees and expenses that you will pay when purchasing, owning and Surrendering the Contract.
This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state Premium Taxes may also be deducted when you make Contributions to the Contract or upon Surrender.
Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Contributions)	None
Contingent Deferred Sales Charge (as a percentage of amounts Surrendered)	None
This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract or have a Participant Account under the Contract, not including fees and expenses of the underlying Funds.

Annual Maintenance Fee	None
Separate Account Annual Expenses (as a percentage of average daily Sub-Account Value)	None
Total Separate Account Annual Expenses	None
This table shows the minimum and maximum Total Annual Fund Operating Expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract or have a Participant Account under the Contract. More details concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from Sub-Account assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.71%	1.75%
The BlackRock LifePath® Dynamic Retirement Funds are referred to as “fund of funds,” and each diversifies its assets by investing in shares of several other underlying Funds (as described in the underlying Fund prospectus). In general, each Fund will indirectly bear a pro rata share of fees and expenses incurred by the underlying Funds in which the Fund is invested.
The next table shows the Total Annual Fund Operating Expenses for each underlying Fund as of its year end. Actual fees and expenses for the underlying Funds vary daily. As a result, the fees and expenses for any given day may be greater or less than the Total Annual Fund Operating Expenses listed below. More details concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund. The information presented, including any expense reimbursement arrangements, is based on publicly-available information and is qualified in its entirety by the then current prospectus for each underlying Fund. These expenses may vary from year to year.
Annual Fund Operating Expenses
As of the Fund’s Year End
(As a percentage of average daily net assets)

Underlying Fund:	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver
AB International Value Fund - Class A	0.75%	0.25%	0.75%	N/A	1.75%	0.52%	1.23%
American Century U.S. Government Money Market Fund - Class A	0.45%	0.25%	0.01%	N/A	0.71%	N/A	0.71%
American Funds The Growth Fund of America® - Class R3	0.26%	0.50%	0.18%	N/A	0.94%	N/A	0.94%

Underlying Fund:	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver
BlackRock LifePath® Dynamic 2030 Fund - Investor A Shares	0.30%	0.25%	0.30%	0.23%	1.08%	0.24%	0.84%
BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	0.30%	0.25%	0.30%	0.25%	1.10%	0.26%	0.84%
BlackRock LifePath® Dynamic Retirement Fund - Investor A Shares	0.30%	0.25%	0.30%	0.22%	1.07%	0.23%	0.84%
Calvert Equity Fund - Class A	0.54%	0.25%	0.11%	N/A	0.90%	N/A	0.90%
Goldman Sachs Mid Cap Value Fund - Class A	0.75%	0.25%	0.20%	N/A	1.20%	0.01%	1.19%
Hotchkis and Wiley Large Cap Value Fund - Class A	0.70%	0.25%	0.25%	N/A	1.20%	N/A	1.20%
Invesco Comstock Fund - Class A	0.38%	0.25%	0.18%	N/A	0.81%	N/A	0.81%
Invesco Equity and Income Fund - Class A	0.35%	0.25%	0.17%	0.01%	0.78%	0.01%	0.77%
Lord Abbett Value Opportunities Fund - Class A	0.74%	0.25%	0.20%	N/A	1.19%	N/A	1.19%
PIMCO Total Return Fund - Class A	0.55%	0.25%	0.05%	N/A	0.85%	N/A	0.85%
Victory Diversified Stock Fund - Class A	0.65%	0.25%	0.17%	N/A	1.07%	N/A	1.07%
The Hartford Mutual Funds II, Inc.
The Hartford Growth Opportunities Fund - Class A	0.70%	0.25%	0.13%	N/A	1.08%	N/A	1.08%
The Hartford Small Cap Growth Fund - Class A	0.79%	0.25%	0.29%	N/A	1.33%	N/A	1.33%
The Hartford Mutual Funds, Inc.
Hartford International Equity Fund - Class A	0.46%	0.25%	0.26%	N/A	0.97%	N/A	0.97%
Hartford Multi-Asset Income Fund - Class A	0.58%	0.25%	0.22%	N/A	1.05%	N/A	1.05%
The Hartford Capital Appreciation Fund - Class A	0.67%	0.25%	0.13%	N/A	1.05%	N/A	1.05%
The Hartford Dividend and Growth Fund - Class A	0.60%	0.25%	0.11%	N/A	0.96%	N/A	0.96%
The Hartford Healthcare Fund - Class A	0.87%	0.25%	0.17%	N/A	1.29%	N/A	1.29%
The Hartford International Opportunities Fund - Class A	0.65%	0.25%	0.19%	N/A	1.09%	N/A	1.09%
The Hartford Small Company Fund - Class A	0.81%	0.25%	0.24%	N/A	1.30%	N/A	1.30%

EXAMPLE
The Example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable contracts. The Example reflects a deduction for the highest Total Annual Fund Operating Expenses of the underlying Funds. The Example does not reflect the deduction of any applicable Premium Taxes, income taxes or tax penalties you may be required to pay if you Surrender your Contract.
The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In the following Example table, Talcott Resolution assumes a Participant Account value of $100,000 to illustrate the charges that would be deducted.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. This Example does not take into consideration any fee waiver or expense reimbursement arrangements of the underlying funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If you Surrender your Contract at the end of the applicable time period
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
0.00%	$1,794	$5,556	$9,563	$20,760

	If you do not Surrender your Contract
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
0.00%	$1,794	$5,556	$9,563	$20,760
Condensed Financial Information
When Contributions are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Contributions, minus any Premium Taxes, by the Accumulation Unit value for that day. For more information on how Accumulation Unit values are calculated see “How do I know what my Participant Account is worth?”.
Available Information
We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information contained in this Prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
You may also obtain reports and other information about us by contacting our administrator using the information contained in this Prospectus, by visiting its website at www.massmutual.com/govnp.
Summary
What are the Contracts?
The Contracts are group variable funding agreements. They are issued for use as an investment vehicle for:
•certain employee retirement or welfare benefit plans,
•plans or programs of governmental entities,
•the activities of certain organizations exempt from tax under section 501(c) of the Code, or
•programs of certain institutions with assets in excess of 25 million dollars.
We no longer sell the Contract. However, we continue to administer the Contract and we continue to accept Contributions to existing Contracts.
What type of sales charge will I pay?
You don’t pay a sales charge at the time Contributions are made to the Contract and we don’t charge you a Contingent Deferred Sales Charge when you partially or fully Surrender the Contract.

What charges will I pay on an annual basis?
You pay the following charges each year:
•Annual Fund Operating Expenses  —  These are charges for the Funds. See the Annual Fund Operating Expenses table for more complete information and the underlying Fund’s prospectuses.
Is there a deduction for Premium Taxes?
We currently do not deduct for the payment of any Premium Taxes levied against us by a state or other government entity. We reserve the right to deduct Premium Taxes imposed on us and required by a state or other government entity. Premium Tax rates vary by state or municipality and currently ranges from 0% – 3.5%.
Can I withdraw money from the Contract?
The Contract Owner can withdraw all or part of the amounts invested under the Contract at any time. We call withdrawals from the Contract “Surrenders”.
✓ We pay Surrenders under the available Settlement Options.
What are the available Settlement Options?
We call the available forms of payment in which you can take a Surrender “Settlement Options”. We will pay Surrenders according to the Settlement Option that you choose. The following Settlement Options are available:
•Payment in a single sum.
•Installment payments for a designated period. The frequency of payments and the length of the designated period are determined by mutual agreement between you and us.
Performance Related Information
The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance. The Funds available through this Separate Account are retail mutual funds that publish performance related information in newspapers, magazines, the internet and other media. Performance information published by a retail mutual fund will be the same as the performance published by the Separate Account when there are no fees or expenses charged by the Separate Account.
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the Sub-Account’s inception into the Separate Account for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Fund Operating Expenses.
A Separate Account may also advertise non-standard total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return calculations reflect a deduction for Total Fund Operating Expenses.
If applicable, a Sub-Account may advertise yield in addition to total return. The yield will be computed in the following manner: the net investment income per unit earned during a recent 30 day period is divided by the unit value on the last day of the period.
A money market Sub-Account may advertise yield and effective yield. The yield of the Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable arrangements, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) to further re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity Insurance Company of America (“Empower”).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of TR Re, Ltd. an approved Class E insurer under the Bermuda Monetary Authority. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. (“TFGI”), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The Separate Account
We set aside and invest assets of some of our annuity contracts, including this Contract in the Separate Account. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or Talcott Resolution. The Separate Account meets the definition of “separate account” under federal securities law. The Separate Account holds only assets for variable funding agreements. The Separate Account:
•Holds assets for the benefit of Contract Owners, and the persons entitled to the payments described in the Contract.
•Is not subject to the liabilities arising out of any other business Talcott Resolution may conduct. The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.
•Is not affected by the rate of return of Talcott Resolution’s General Account or by the investment performance of any of Talcott Resolution’s other separate accounts.
•May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this Prospectus.
•Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.
We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Participant Account will equal the total of the Contributions made to your Participant Account.
Separate Account Twelve was established on September 15, 2003.
The Funds

The Separate Account is divided into “Sub-Accounts.” Each Sub-Account invests in an underlying Fund. You choose the Funds that fit your investment goals and risk tolerance. Each Fund has its own investment objective, so each Fund is subject to different risks and expenses. For more information about the Underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://plan.empower-retirement.com/plancloudws/fundprospectus. You can also request this information at no cost by calling 844-804-8989 or sending an email request to Participantservices@empower-retirement.com. Before investing, you should carefully read each underlying Fund’s prospectus along with this Prospectus.
We do not guarantee the investment results of any of the underlying Funds. The Funds may not be available in all states or in all Contracts.
The Funds are retail mutual funds that are also available directly to the public without a Separate Account. If you were to purchase these Funds directly from a broker or mutual fund company, you would not incur the expenses of the Separate Account.

Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
RETAIL MUTUAL FUNDS:
AB International Value Fund — Class A	Long-term growth of capital.	AllianceBernstein, L.P.
American Century U.S. Government Money Market Fund — Class A†	Seeks current income while maintaining liquidity and preserving capital.	American Century Investment Management, Inc.
American Funds The Growth Fund of America® — Class R3	Seeks to provide growth of capital.	Capital Research and Management Company
Closed to Contracts issued on or about 5/11/2007.
BlackRock LifePath® Dynamic 2030 Fund — Investor A Shares
Seeks to provide for retirement outcomes based on quantitatively measured risk. The Fund will be broadly diversified across global asset classes, with asset allocations becoming more
conservative over time.
BlackRock Fund Advisors Sub-advised by BlackRock International Limited; BlackRock (Singapore) Ltd.
BlackRock LifePath® Dynamic 2040 Fund — Investor A Shares
Seeks to provide for retirement outcomes based on quantitatively measured risk. The Fund will be broadly diversified across global asset classes, with asset allocations becoming more
conservative over time.
BlackRock Fund Advisors Sub-advised by BlackRock International Limited; BlackRock (Singapore) Ltd.
BlackRock LifePath® Dynamic Retirement Fund — Investor A Shares
Seeks to provide for retirement outcomes based on quantitatively measured risk. The Fund will be broadly diversified across global asset classes, with asset allocations becoming more
conservative over time.
BlackRock Fund Advisors Sub-advised by BlackRock International Limited; BlackRock (Singapore) Ltd.
Calvert Equity Fund — Class A	Seeks growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.	Calvert Research and Management Sub-advised by Atlanta Capital Management Company, LLC.
Goldman Sachs Mid Cap Value Fund — Class A	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Large Cap Value Fund — Class A	Current income and long-term growth of income, as well as capital appreciation.	Hotchkis and Wiley Capital Management, LLC

Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
Invesco Comstock Fund — Class A	Seeks total return through growth of capital and current income.	Invesco Advisers, Inc.
Invesco Equity and Income Fund — Class A	Seeks current income and secondly capital appreciation.	Invesco Advisers, Inc.
Lord Abbett Value Opportunities Fund — Class A	Seeks long-term capital appreciation.	Lord, Abbett & Co. LLC
PIMCO Total Return Fund — Class A	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
Victory Diversified Stock Fund — Class A	Provide long-term growth of capital.	Victory Capital Management Inc.
The Hartford Mutual Funds II, Inc.
The Hartford Growth Opportunities Fund — Class A	Seeks capital appreciation.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Small Cap Growth Fund — Class A	Seeks long-term capital appreciation.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Mutual Funds, Inc.
Hartford International Equity Fund – Class A	Seeks long-term capital appreciation.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Capital Appreciation Fund — Class A	Seeks growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Dividend and Growth Fund — Class A	Seeks a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Healthcare Fund — Class A	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Closed to Contracts issued on or about 5/1/2006.

Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
The Hartford International Opportunities Fund — Class A	Seeks long-term growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
Hartford Multi-Asset Income Fund — Class A	Seeks to provide a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Small Company Fund — Class A	Seeks growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
Notes
†In a low interest rate environment, yields for money market Sub-Accounts, after deduction of Contract charges, may be negative even though the underlying Fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Participant Account value to a money market Sub-Account or participate in an Asset Allocation Program where Participant Account value is allocated to a money market Sub-Account, that portion of the value of your Participant Account value may decrease in value.
Voting Rights: We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund’s shareholder meetings. To the extent required by federal securities laws or regulations, we will:
•Notify the Contract Owner of any Fund shareholders’ meeting if the shares held for the Contract may be voted;
•Send proxy materials and a form of instructions to the Contract Owner that may be used to tell us how to vote the Fund shares held for the Contract;
•Arrange for the handling and tallying of proxies received from Contract Owners;
•Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner; and
•Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
Voting all Fund shares for which no voting instructions are received in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. Contract Owners may attend any shareholder meeting at which shares held for their Contract may be voted.
Substitutions, Additions, or Deletions of Funds  —  We may, subject to any applicable law, make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Contributions or transfers from existing Sub-Accounts.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the “1940 Act”), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments Received by Talcott Resolution from the Fund Families: On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. On December 31, 2020, MassMutual entered into a reinsurance agreement with Great-West Life & Annuity Insurance Company (“Great-West”), now known as Empower Annuity Insurance Company of America (“Empower”), to further reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution. MassMutual also entered into an administrative services agreement and subcontract services agreement for Empower to provide all of the administrative services necessary to support the Contracts. Under these arrangements, Empower now receives through MassMutual all charges, fees, payments and compensation, described in this Prospectus as payable to Talcott Resolution. Empower expects to make a profit on the amount of the fees and payments. The Contracts are no longer available for sale. The MassMutual affiliate formerly responsible for the marketing and selling of the Contracts continues to pay sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts.
We want you to know that Talcott Resolution receives substantial fees and payments with respect to the underlying Funds that are offered as Sub-Accounts to your plan through the Contract. These types of fees and payments are sometimes called “revenue sharing” payments. We consider these fees and payments, among a number of other factors, when deciding to include a fund to the menu of Funds that we offer through the Contract. All of the underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. We receive these fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds in amounts up to 0.65% of assets invested in a Fund. These fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation.
We also want you to understand that not all fund families pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your plan selects.
For Example:
As one of its selected investment options in its Contract, the Any Company Retirement Plan maintains an average balance of $100,000 in an investment option investing in shares of a hypothetical mutual fund during the year. If the Fund’s principal underwriter pays Talcott Resolution a Rule 12b-1 fee at a rate of 0.50% of assets annually, and the Fund’s transfer agent pays Talcott Resolution an administrative service fee at a rate of 0.25% of assets annually, Talcott Resolution would receive $500 in 12b-1 fees and $250 in administrative service fees, for a total of $750 for that year due to the plan’s investment in the Fund.
If the plan maintained an average balance of $100,000 in an investment option investing in a different fund during the year where that Fund’s principal underwriter pays Talcott Resolution a Rule 12b-1 fee at a rate of 0.25% of assets annually, and the Fund’s transfer agent pays Talcott Resolution an administrative services fee at a rate of $12 per plan Participant Account invested in the investment option investing in the Fund, and there are 20 participants with an account balance invested in that investment option, Talcott Resolution would receive $250 in 12b-1 fees and $240 in administrative service fees, for a total of $490 for that year due to the plan’s investment in the Fund.
You should also know that the principal underwriters of certain funds have chosen to offer for sale, and Talcott Resolution has selected fund share classes with asset based sales charges and/or service fees that may or may not be higher than other available share classes of the same fund. As a result of any higher asset based fees and charges paid by investors in such share classes, the amount of fees and payments that might otherwise need to be paid by such fund principal underwriters or their affiliates to Talcott Resolution would decrease.
Some of the Sub-Accounts available in the Contract invest in funds that are part of MassMutual’s affiliated family of funds. In addition to any fees and payments Talcott Resolution and MassMutual may receive with respect to those funds, one or more of MassMutual’s affiliates receives compensation from the Funds, including among other things a management fee and 12b-1 fees from the Funds.

For information on which underlying Funds pay Talcott Resolution such fees and at what level, please visit our website at www.massmutual.com or or call 1-855-756-4738. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution: Empower, as sub-administrator for the Talcott Resolution Contracts, has entered into endorsement/sponsorship arrangements with the National Association of Police Organizations (NAPO), Fraternal Order of Police (FOP), and National Association of Government Defined Contribution Administrators (NAGDCA). Under the arrangements, Empower pays endorsement/sponsorship fees to NAPO, FOP and NAGDCA, which allows Empower to advertise its retirement products and services to their member organizations and individuals.
For additional information on the amount of fees and payments made by Empower, as sub-administrator for the Talcott Resolution Contracts, please call 1-855-756-4738. Written information will be provided upon request.
General Account Option
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (“1933 Act”) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is part of our General Account that includes our company assets. Contributions and Contract values allocated to the General Account are available to our general creditors.
Declared Rate of Interest: We credit interest on Contributions made to the General Account at a rate we declare for any period of time that we determine. We may change the declared interest rate from time to time at our discretion.
Guaranteed Rate of Interest: We guarantee a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.
Surrenders and Transfers: We generally process Surrenders and transfers from the General Account option within a reasonable period of time after we receive a Surrender request at our Empower Administrative Office. However, under certain conditions, transfers from the General Account option may be limited or deferred. Surrenders may be subject to a market value adjustment and may be deferred.
The General Account is subject to Talcott Resolution’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.
Contract Charges
Sales Charges
We do not assess any sales charges. This means you don't pay a sales charge at the time Contributions are made to the Contract and we don't charge you a contingent deferred sales charge when you partially or fully Surrender the Contract.
Premium Taxes
We reserve the right to deduct a charge for Premium Tax imposed on us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed at the time of Surrender. We will pay Premium Taxes at the time imposed under applicable law. At our sole discretion, we may deduct Premium Taxes at the time we pay such taxes to the applicable taxing authorities, or at the time the Contract is Surrendered.
Charges Against the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the underlying Funds’ prospectuses.
Plan Related Expenses
The Contract Owner may direct us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan related expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner.

The Contracts
The Contracts Offered
The Contracts are group variable funding agreements. They are issued for use as an investment vehicle for:
•certain employee retirement or welfare benefit plans,
•plans or programs of governmental entities,
•the activities of certain organizations exempt from tax under section 501(c) of the Code, or
•programs of certain institutions with assets in excess of 25 million dollars.
The Contracts invest in publicly available Funds through the Separate Account. The Contracts provide no additional tax benefits and do not provide tax deferral with respect to any earnings of the underlying Funds.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Pricing and Crediting of Contributions
Empower will credit initial Contributions to a Participant Account within two Valuation Days of our receipt of a properly completed application or an order request and the initial Contribution at Empower’s Administrative Office.
If the application or other information accompanying the initial Contribution is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Contribution and explain why it could not be processed or keep the Contribution if you authorize us to keep it until the necessary information is provided.
Subsequent Contributions to a Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions to a Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.
May I make changes in the amounts of my Contribution?
Yes. If the plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions in multiples of 1% among the Sub-Accounts. The minimum amount that may be allocated to any Sub-Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by us.
Can you transfer from one Sub-Account to another?
During those phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be re-confirmed in writing.
What Happens When you Request a Sub-Account Transfer?
Many Participants request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Participants allocate Contributions to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Participants’ “transfer-in” requests.

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Sub-Account for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund within our accounts rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Participant Account value more than once a Valuation Day.
For Example:
•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Accounts for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation program. Reallocations made based on an underlying Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to the underlying Fund's trading policies, if any. We are obligated to provide, at the underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that underlying Fund’s trading policy.
We are obligated to follow each underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund’s trading policy. Please refer to each underlying Fund’s prospectus for more information. transactions that cannot be processed because of the underlying Fund's trading policies will be considered not in good order.
In certain circumstances, the underlying Fund's trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide us with shareholder information.
•“Excepted funds” such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an underlying Fund treats as a single investor.
•An underlying Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.
Possibility of Undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since we net all the purchases and redemptions for a particular underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own or are Participants under this Contract. However, the underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.
•In some cases, we are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because we do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
•Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.
•Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited.
In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account if the amount of any transfer or Surrender from the General Account option, when added to the sum of all transfers and Surrenders from the General Account during the preceding twelve months exceeds 12% of the General Account values twelve months earlier.
These restrictions apply to all transfers from the General Account Option, including all systematic transfers.
As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short-term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
Telephone or internet transfer requests may be cancelled via the internet or by calling us before the end of the Valuation Day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.

Obtain a Copy of Your Credit Report
You may obtain a free copy of your credit report from each of the three major credit reporting agencies once every 12 months by visiting www.annualcreditreport.com, calling toll-free 877-322-8228, or by completing an Annual Credit Report Request Form (found on the website) and mailing it to Annual Credit Report Request Service, P.O. Box 105281, Atlanta, GA 30348.
Or you can elect to purchase a copy of your credit report by contacting one of the three national credit reporting agencies. Contact information for the three national credit reporting agencies is provided below:

Equifax (800) 685-1111 www.equifax.com P.O. Box 740241 Atlanta, GA 30374	Experian (888) 397-3742 www.experian.com P.O. Box 2002 Allen, TX 75013	Transunion (800) 888-4213 www.transunion.com P.O. Box 1000 Chester, PA 19016
Additional Free Resources on Identity Theft
You may wish to review the tips provided by the FTC on how to avoid identity theft. For more information, please visit www.consumer.ftc.gov/topics/privacy-identity or call 1-877-ID THEFT (877-438-4338).
Cyber Security and Disruptions to Business Operations
Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore subject to operational and information security risks. These risks include, among other things, the theft, misuse, corruption, and destruction of electronic data; interference with or denial of service; attacks on systems or websites; and unauthorized release of confidential customer or business information. Systems failures and cybersecurity incidents could severely impede our ability to conduct our business and administer the Contract and may adversely affect you and/or your Contract. For instance, a cybersecurity incident may interfere with our ability to process Contract transactions or calculate Contract values, including Accumulation Unit values. Such events could also adversely affect us, as they may result in regulatory fines, financial losses and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Financial services companies, such as us, are increasingly the targets of cyber-attacks. While we take significant efforts to protect our systems and data, there can be no assurance that systems disruptions and cybersecurity incidents will always be detected, prevented, or avoided in the future.
We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries or underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.
How do I know what a Participant Account is worth?
The Participant Account value reflects the sum of the amounts under the Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect the Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of a Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under a Participant Account, the more Accumulation Units will be reflected under the Participant Account. The number of Accumulation Units in a Sub-Account will be decreased under a Participant Account by Surrenders or transfers of money out of a Sub-Account.

To determine the current Accumulation Unit value, we take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Contract Owner chooses one of the following two methods to calculate the Net Investment Factor at the time the Contract Owner purchases the Contract. The value of the Contract will be the same, regardless of the method chosen.
Method One
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share plus applicable distributions per share of the corresponding Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Fund at the end of the prior Valuation Day.
Method Two (NOT AVAILABLE TO CONTRACTS ISSUED IN NEW YORK)
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share of the corresponding Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Fund at the end of the prior Valuation Day.
Under Method Two, the value of any applicable Fund distributions per share creates additional Accumulation Units.
We will send Participants a statement for each calendar quarter, that tells how many Accumulation Units they have, their value and their total Participant Account value. Participants can also call 1-855-756-4738 to obtain their Participant Account value or, where available, may access their account information through our website at www.massmutual.com/govnp.
How are the underlying Fund shares valued?
The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the underlying Funds’ prospectus.
Surrenders
Full Surrenders
If you request a full Surrender of your Contract, we will pay you the Surrender Value. The Surrender Value is the Contract value minus any applicable Premium Taxes. The Surrender Value may be more or less than the amount of the Contributions made to the Contract.
Partial Surrenders
You may request a partial Surrender of Contract values at any time before you terminate your Contract.
Settlement Options
We call the available forms of payment in which you can take a Surrender “Settlement Options”. We will pay Surrenders according to the Settlement Option that you choose. The following Settlement Options are available:
•Payment in a single lump sum.
•Installment payments for a designated period. The frequency of payments and the length of the designated period are determined by mutual agreement between you and us.
How do I request a Surrender?
The Contract Owner or its designee may submit requests for Surrenders. Requests for full Surrenders must be in writing. Requests for a partial Surrenders must be in writing or by electronic file in a format agreed to by us.
We pay Surrenders of amounts in the Sub-Accounts within seven days of receiving your request with complete instructions. However, we may postpone payment of Surrenders invested in the Sub-Accounts whenever (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.
We pay the portion of your Surrender Value invested in the General Account option according to the termination provisions in your Contract.
Partial Surrenders from the General Account option may be subject to certain restrictions described in your Contract.

Federal Tax Considerations
What are some of the federal tax consequences that affect these contracts?
A.General
Since the federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.
Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted and may apply to this contract. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. Nor do we discuss the tax treatment of distributions from or benefits paid by the plans and organizations that may invest in this contract. For detailed tax information, a prospective purchaser should consult with a qualified tax adviser familiar with its situation.
B.Talcott Resolution and the Separate Account
The Separate Account is taxed as part of Talcott Resolution, which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. The Sub-Accounts among which the Contract Owner may allocate its Contract Contributions are retail mutual funds that also are directly available to the public without a Separate Account. The Internal Revenue Service (IRS) has consistently ruled that, for federal income tax purposes, a variable contract owner will be treated as the owner of the mutual funds shares when the mutual funds used for sub-accounts for the variable contract are publicly available. See, e.g., Rev. Rul. 2003-91, 2003-33 I.R.B. 347. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets. (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). As a result, even though investment income and any realized capital gains on the assets held in the Separate Account may be reinvested automatically, such investment income and capital gain income may be taxable directly to the Contract Owner. A prospective purchaser should consult with a qualified tax adviser familiar with its situation.
C.Contract Purchases by Foreign Entities
Purchasers that are not U.S. residents or entities engaged in a trade or business in the United States generally will be subject to U.S. federal income tax and withholding on U.S. source taxable distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. In addition, purchasers may be subject to applicable U.S. state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a contract purchase.
More Information
Can a Contract be modified?
Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us.
On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the minimum guaranteed interest rate which is applicable at the effective date of a contract, will continue to be applicable.
We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the Contract under federal or state laws relating to the Contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner. Talcott Resolution may also make appropriate endorsement in the Contract to reflect such modification.
Can Talcott Resolution waive any rights under a Contract?
We may, at our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, we are not waiving it. We may decide to exercise a right or a reservation that we previously did not exercise.

How Contracts Are Sold
The Contracts are no longer offered for sale. MML Distributors LLC (“MMLD”) is the principal underwriter of the Contracts. MMLD is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. The Contracts are sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries (“Registered Representatives”).
We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with us) to encourage the sale of this Contract and other contracts that we issue to retirement programs that we or our affiliates offer (“Additional Payments”). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.
Additional Payments may be used for various purposes, and may take various forms, such as:
•Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.
•Payments for inclusion of our products on a Financial Intermediary’s “preferred list”; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
•Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.

•Payment and support to underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.
•Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
•“Due diligence” payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
•Occasional meals and entertainment, tickets to sporting events and other gifts.
As of December 31, 2024 , MMLD and its affiliates had contractual arrangements to make Additional Payments to the following Financial Intermediaries for the Contracts and other group annuity contracts and funding agreements we issue in connection with retirement plans, as well as other group retirement programs:
Amerprise Financial Services, Inc., Commonwealth Financial Network, GRP Advisor Alliance, LPL Financial LLC, Resources Investment Advisors, LLC, and Retirement Plan Advisory Group.
Inclusion on this list does not imply that these arrangements necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Financial Intermediary is or should be included in any such listing.
For the fiscal year ended December 31, 2024 , Additional Payments for the Contracts and other group annuity contracts and funding agreements issued in connection with retirement plans, as well as other group retirement programs that we or our affiliates offer, did not in the aggregate exceed approximately $580 thousand.
Who is the custodian of the Separate Account’s assets?
Talcott Resolution is the custodian of the Separate Account’s assets.
Non-Principal Risks of Investing in the Contract
Material weaknesses in the Company’s internal controls over financial reporting may increase the risk of financial statement errors.
As previously disclosed, management determined that there was a material weakness in the Company’s controls over the financial accounting and reporting for intercompany reinsurance, which was identified in connection with the restatement of the Company’s audited financial statements for the fiscal year ended December 31, 2022.The restatement corrected an error related to the accounting associated with affiliated reinsurance agreements entered into between the Company and its parent TR Re, Ltd., in which certain of the Company’s liabilities were reinsured to TR Re. During 2023, in the course of management’s continued assessment of internal controls, management has also determined there to be a material weakness in the implementation of control activities designed to reduce risks associated with changes to the Company’s control environment, stemming from significant changes in our business, regulatory requirements, or operations. The Company has taken steps to remediate these matters, including to enhance its processes and procedures related to the appropriate accounting for intercompany reinsurance, and to improve its overall control activities aimed at reducing risks associated with changes to its control environment. The Company believes these changes will remediate the material weaknesses but if the Company's enhancements in internal controls fail to remediate the material weaknesses, or if the Company experiences additional internal control weaknesses, there could be a greater risk that current or future financial statements may not be accurate.
Are there any material legal proceedings affecting the Separate Accounts?
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
How may I get additional information?
Inquiries will be answered by calling 1-844-804-8989 or your sales representative or by writing to:

Empower Retirement, LLC
8515 E. Orchard Rd.,
Greenwood Village, CO 80111
You can also send inquiries to us electronically via the internet through our website at www.massmutual.com/govnp.
General Information
Safekeeping of Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.
Experts
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements and financial highlights for the year or period ended December 31, 2024 of each of the Sub-Accounts of Talcott Resolution Life Insurance Company Separate Account Twelve have been included in this registration statement in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Talcott Resolution Life Insurance Company Separate Account Twelve’s independent registered public accounting firm.
Non-Participating
The Contract is non-participating and we pay no dividends.
Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2024, 2023, and 2022, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.
Additional Payments
As of December 31, 2024, MMLD (or its affiliates) paid Additional Payments to the Financial Intermediaries listed in this Prospectus pursuant to contractual arrangements to make Additional Payments.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Talcott Resolution uses a hypothetical initial premium payment of $1,000.00.

The formula Talcott Resolution uses to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.
In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying Fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit value on the last day of the period.
The formula Talcott Resolution uses to calculate yield is YIELD = 2[(a – b/cd + 1)6 – 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying Fund, “b” represents the expenses accrued for the period, if any, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying Fund. The first step in determining yield is to compute the base period return. Talcott Resolution takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Talcott Resolution then subtracts an amount equal to the total deductions for the Contract, if any, and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR”. Once the base period return is calculated, Talcott Resolution then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Talcott Resolution uses is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]–1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable arrangements, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Contract Owners of Talcott Resolution Life Insurance Company Separate Account Twelve and the Board of Directors of Empower Annuity Insurance Company of America & Empower Life & Annuity Insurance Company of New York
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the Sub-Accounts listed in Appendix A of Talcott Resolution Life Insurance Company Separate Account Twelve (the “Separate Account”), as of December 31, 2024, the related statements of operations and changes in net assets for the periods indicated in Appendix A, and the related notes, which include the financial highlights (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account as of December 31, 2024, and the results of their operations and the changes in their net assets for each of the periods indicated in Appendix A in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended December 31, 2021, were audited by other auditors, whose report, dated April 21, 2022, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.
/s/ DELOITTE & TOUCHE LLP
Denver, Colorado
April 17, 2025
We have served as the auditor of one or more separate accounts sponsored by Talcott Resolution Life Insurance Company since 2022.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE
APPENDIX A

Sub-Account	Statements of assets and liabilities	Statements of operations	Statements of changes in net assets
AB International Value Fund - Class A	December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
BlackRock LifePath® Dynamic 2030 Fund - Investor A Shares	N/A	N/A	For the period from January 1, 2022 to November 4, 2022
BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
BlackRock LifePath® Dynamic Retirement Fund - Investor A Shares	N/A	N/A	For the period from January 1, 2022 to July 25, 2022
Calvert Equity Fund - Class A	December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Goldman Sachs Mid Cap Value Fund - Class A	December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Hartford Capital Appreciation Fund - Class A	December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Hartford Dividend and Growth Fund - Class A	December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Hartford Growth Opportunities Fund - Class A	December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Hartford International Equity Fund - Class A	December 31, 2024	For the year ended December 31, 2024 and for the period from December 22, 2023 (commencement of operations) to December 31, 2023	For the year ended December 31, 2024, for the period from December 22, 2023 (commencement of operations) to December 31, 2023, and for the period from January 1, 2022 to January 19, 2022
Hartford International Opportunities Fund - Class A	December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Hartford Multi-Asset Income Fund - Class A	December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Hartford Small Cap Growth Fund - Class A	December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Hartford Small Company Fund - Class A	December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Invesco Comstock Fund - Class A	December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Invesco Equity and Income Fund - Class A	December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Lord Abbett Value Opportunities Fund - Class A	December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
PIMCO Total Return Fund - Class A	December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Victory Diversified Stock Fund - Class A	December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Assets and Liabilities
For The Year Ended December 31, 2024

	Sub-Account
	AB International Value Fund - Class A	BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	Calvert Equity Fund - Class A	Goldman Sachs Mid Cap Value Fund - Class A	Hartford Capital Appreciation Fund - Class A
Assets:
Investments:
Number of shares	2,108	224	3,802	3	14,613
Cost	$29,051	$3,630	$228,954	$104	$561,487
Market Value	$28,907	$3,216	$291,302	$106	$622,806
Receivable for investments sold	—	—	4	—	9
Total assets	28,907	3,216	291,306	106	622,815

Liabilities:
Redemptions Payable	—	—	4	—	9
Total liabilities	—	—	4	—	9

Net assets:
For contract liabilities	$28,907	$3,216	$291,302	$106	$622,806

Deferred contracts in the accumulation period:
Units owned by participants #	2,898	117	5,148	3	11,246
Minimum unit fair value #*	9.98	14.36	56.24	35.86	42.62
Maximum unit fair value #*	13.71	27.52	76.62	36.66	55.38
Contract liability	$28,907	$3,216	$291,302	$106	$622,806

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Assets and Liabilities
For The Year Ended December 31, 2024

	Sub-Account
	Hartford Dividend and Growth Fund - Class A	Hartford Growth Opportunities Fund - Class A	Hartford International Equity Fund - Class A	Hartford International Opportunities Fund - Class A	Hartford Multi-Asset Income Fund - Class A
Assets:
Investments:
Number of shares	25,760	8,489	111	23,526	249
Cost	$707,270	$360,393	$1,321	$392,019	$4,712
Market Value	$856,536	$506,300	$1,317	$427,458	$4,713
Receivable for investments sold	12	$7	$—	6	—
Total assets	856,548	506,307	1,317	427,464	4,713

Liabilities:
Redemptions Payable	12	7	—	6	—
Total liabilities	12	7	—	6	—

Net assets:
For contract liabilities	$856,536	$506,300	$1,317	$427,458	$4,713

Deferred contracts in the accumulation period:
Units owned by participants #	15,067	7,269	115	20,477	177
Minimum unit fair value #*	33.25	59.64	11.43	18.17	18.93
Maximum unit fair value #*	56.85	69.65	11.83	20.87	26.62
Contract liability	$856,536	$506,300	$1,317	$427,458	$4,713

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Assets and Liabilities
For The Year Ended December 31, 2024

	Sub-Account
	Hartford Small Cap Growth Fund - Class A	Hartford Small Company Fund - Class A	Invesco Comstock Fund - Class A	Invesco Equity and Income Fund - Class A	Lord Abbett Value Opportunities Fund - Class A
Assets:
Investments:
Number of shares	2,942	12,174	152	22,756	9,516
Cost	$129,580	$246,859	$4,252	$232,862	$175,972
Market Value	$115,924	$245,057	$4,352	$237,123	$179,847
Receivable for investments sold	2	3	—	3	2
Total assets	115,926	245,060	4,352	237,126	179,849

Liabilities:
Redemptions Payable	2	3	—	3	2
Total liabilities	2	3	—	3	2

Net assets:
For contract liabilities	$115,924	$245,057	$4,352	$237,123	$179,847

Deferred contracts in the accumulation period:
Units owned by participants #	3,356	5,088	147	7,539	7,698
Minimum unit fair value #*	34.54	20.13	28.59	10.42	18.90
Maximum unit fair value #*	39.40	48.17	40.30	32.34	23.36
Contract liability	$115,924	$245,057	$4,352	$237,123	$179,847

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Assets and Liabilities
For The Year Ended December 31, 2024

	Sub-Account
	PIMCO Total Return Fund - Class A	Victory Diversified Stock Fund - Class A
Assets:
Investments:
Number of shares	7,050	5,806
Cost	$68,593	$112,991
Market Value	$59,784	$126,504
Receivable for investments sold	1	2
Total assets	59,785	126,506

Liabilities:
Redemptions Payable	1	2
Total liabilities	1	2

Net assets:
For contract liabilities	$59,784	$126,504

Deferred contracts in the accumulation period:
Units owned by participants #	3,392	2,829
Minimum unit fair value #*	8.48	21.79
Maximum unit fair value #*	17.63	44.72
Contract liability	$59,784	$126,504

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Operations
For the Year Ended December 31, 2024

	Sub-Account
	AB International Value Fund - Class A	BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	Calvert Equity Fund - Class A	Goldman Sachs Mid Cap Value Fund - Class A	Hartford Capital Appreciation Fund - Class A
Investment income:
Dividends	$2,618	$156	$476	$1	$3,326

Expenses:
Mortality and Expense Risk	(125)	(16)	(1,363)	—	(2,844)
Total Expenses	(125)	(16)	(1,363)	—	(2,844)
Net Investment income (loss)	2,493	140	(887)	1	482

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	44	(25)	1,377	(6)	618
Net realized gain on distributions	—	218	23,054	7	57,829
Change in net unrealized appreciation (depreciation) of investments	(1,779)	55	(3,234)	11	42,376
Net gain (loss) on investments	(1,735)	248	21,197	12	100,823
Net increase (decrease) in net assets resulting from operations	758	388	20,310	13	101,305

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Operations
For the Year Ended December 31, 2024

	Sub-Account
	Hartford Dividend and Growth Fund - Class A	Hartford Growth Opportunities Fund - Class A	Hartford International Equity Fund - Class A	Hartford International Opportunities Fund - Class A	Hartford Multi-Asset Income Fund - Class A
Investment income:
Dividends	$12,659	$—	$26	$5,544	$330

Expenses:
Mortality and Expense Risk	(4,070)	(2,138)	(6)	(2,060)	(36)
Total Expenses	(4,070)	(2,138)	(6)	(2,060)	(36)
Net Investment income (loss)	8,589	(2,138)	20	3,484	294

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,615	2,145	21	928	34
Net realized gain on distributions	71,895	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	2,050	142,518	(2)	22,834	88
Net gain (loss) on investments	76,560	144,663	19	23,762	122
Net increase (decrease) in net assets resulting from operations	85,149	142,525	39	27,246	416

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Operations
For the Year Ended December 31, 2024

	Sub-Account
	Hartford Small Cap Growth Fund - Class A	Hartford Small Company Fund - Class A	Invesco Comstock Fund - Class A	Invesco Equity and Income Fund - Class A	Lord Abbett Value Opportunities Fund - Class A
Investment income:
Dividends	$1,593	$—	$83	$4,544	$—

Expenses:
Mortality and Expense Risk	(548)	(1,145)	(2)	(1,120)	(820)
Total Expenses	(548)	(1,145)	(2)	(1,120)	(820)
Net Investment income (loss)	1,045	(1,145)	81	3,424	(820)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(86)	(216)	188	252	72
Net realized gain on distributions	15,048	—	354	13,913	11,558
Change in net unrealized appreciation (depreciation) of investments	(4,355)	24,136	101	6,175	8,316
Net gain (loss) on investments	10,607	23,920	643	20,340	19,946
Net increase (decrease) in net assets resulting from operations	11,652	22,775	724	23,764	19,126

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Operations
For the Year Ended December 31, 2024

	Sub-Account
	PIMCO Total Return Fund - Class A	Victory Diversified Stock Fund - Class A
Investment income:
Dividends	$2,510	$—

Expenses:
Mortality and Expense Risk	(300)	(572)
Total Expenses	(300)	(572)
Net Investment income (loss)	2,210	(572)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,092)	276
Net realized gain on distributions	—	12,269
Change in net unrealized appreciation (depreciation) of investments	(228)	13,110
Net gain (loss) on investments	(1,320)	25,655
Net increase (decrease) in net assets resulting from operations	890	25,083

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Operations
For the Year Ended December 31, 2023

	Sub-Account
	AB International Value Fund - Class A	BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	Calvert Equity Fund - Class A	Goldman Sachs Mid Cap Value Fund - Class A	Hartford Capital Appreciation Fund - Class A
Investment income:
Dividends	$222	$111	$391	$1	$2,605

Expenses:
Mortality and Expense Risk	(89)	(15)	(908)	—	(2,237)
Total Expenses	(89)	(15)	(908)	—	(2,237)
Net Investment income (loss)	133	96	(517)	1	368

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	12	(40)	343	(152)	395
Net realized gain on distributions	—	51	3,490	8	—
Change in net unrealized appreciation (depreciation) of investments	2,083	384	28,636	174	75,867
Net gain (loss) on investments	2,095	395	32,469	30	76,262
Net increase (decrease) in net assets resulting from operations	2,228	491	31,952	31	76,630

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Operations
For the Year Ended December 31, 2023

	Sub-Account
	Hartford Dividend and Growth Fund - Class A	Hartford Growth Opportunities Fund - Class A	Hartford International Equity Fund - Class A (1)	Hartford International Opportunities Fund - Class A	Hartford Multi-Asset Income Fund - Class A
Investment income:
Dividends	$9,242	$—	$6	$4,956	$342

Expenses:
Mortality and Expense Risk	(3,230)	(1,248)	—	(1,632)	(43)
Total Expenses	(3,230)	(1,248)	—	(1,632)	(43)
Net Investment income (loss)	6,012	(1,248)	6	3,324	299

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	4,723	(696)	—	211	(139)
Net realized gain on distributions	2,421	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	70,586	84,016	(2)	30,456	618
Net gain (loss) on investments	77,730	83,320	(2)	30,667	479
Net increase (decrease) in net assets resulting from operations	83,742	82,072	4	33,991	778

(1) Fund commenced operations 12/22/2023.

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Operations
For the Year Ended December 31, 2023

	Sub-Account
	Hartford Small Cap Growth Fund - Class A	Hartford Small Company Fund - Class A	Invesco Comstock Fund - Class A	Invesco Equity and Income Fund - Class A	Lord Abbett Value Opportunities Fund - Class A
Investment income:
Dividends	$—	$—	$100	$3,997	$156

Expenses:
Mortality and Expense Risk	(427)	(896)	—	(950)	(577)
Total Expenses	(427)	(896)	—	(950)	(577)
Net Investment income (loss)	(427)	(896)	100	3,047	(421)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(579)	(1,802)	(19)	(271)	(179)
Net realized gain on distributions	3,224	—	347	9,997	1,764
Change in net unrealized appreciation (depreciation) of investments	11,535	29,740	214	5,623	16,603
Net gain (loss) on investments	14,180	27,938	542	15,349	18,188
Net increase (decrease) in net assets resulting from operations	13,753	27,042	642	18,396	17,767

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Operations
For the Year Ended December 31, 2023

	Sub-Account
	PIMCO Total Return Fund - Class A	Victory Diversified Stock Fund - Class A
Investment income:
Dividends	$1,805	$61

Expenses:
Mortality and Expense Risk	(252)	(406)
Total Expenses	(252)	(406)
Net Investment income (loss)	1,553	(345)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,004)	(14)
Net realized gain on distributions	—	8,814
Change in net unrealized appreciation (depreciation) of investments	2,126	8,954
Net gain (loss) on investments	1,122	17,754
Net increase (decrease) in net assets resulting from operations	2,675	17,409

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Changes in Net Assets
For the Year Ended December 31, 2024

	Sub-Account
	AB International Value Fund - Class A	BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	Calvert Equity Fund - Class A	Goldman Sachs Mid Cap Value Fund - Class A	Hartford Capital Appreciation Fund - Class A
Operations:
Net investment income (loss)	$2,493	$140	$(887)	$1	$482
Net realized gain (loss) on security transactions	44	(25)	1,377	(6)	618
Net realized gain on distributions	—	218	23,054	7	57,829
Change in net unrealized appreciation (depreciation) of investments	(1,779)	55	(3,234)	11	42,376
Net increase (decrease) in net assets resulting from operations	758	388	20,310	13	101,305

Unit transactions:
Purchases	3,815	—	20,928	—	29,077
Net transfers	4,966	(143)	5,236	131	276
Surrenders for benefit payments and fees	(302)	—	(5,381)	(140)	(1,398)
Contract maintenance charges	(13)	(135)	(104)	(1)	(146)
Net increase (decrease) in net assets resulting from unit transactions	8,466	(278)	20,679	(10)	27,809
Net increase (decrease) in net assets	9,224	110	40,989	3	129,114

Net Assets:
Beginning of year	19,683	3,106	250,313	103	493,692
End of Year	$28,907	$3,216	$291,302	$106	$622,806

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Changes in Net Assets
For the Year Ended December 31, 2024

	Sub-Account
	Hartford Dividend and Growth Fund - Class A	Hartford Growth Opportunities Fund - Class A	Hartford International Equity Fund - Class A	Hartford International Opportunities Fund - Class A	Hartford Multi-Asset Income Fund - Class A
Operations:
Net investment income (loss)	$8,589	$(2,138)	$20	$3,484	$294
Net realized gain (loss) on security transactions	2,615	2,145	21	928	34
Net realized gain on distributions	71,895	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	2,050	142,518	(2)	22,834	88
Net increase (decrease) in net assets resulting from operations	85,149	142,525	39	27,246	416

Unit transactions:
Purchases	61,177	37,247	—	44,551	—
Net transfers	(2,568)	(3,629)	1,493	(1,900)	(3)
Surrenders for benefit payments and fees	(4,053)	(3,507)	(513)	(2,543)	(4,135)
Contract maintenance charges	(273)	(236)	(9)	(179)	(28)
Net increase (decrease) in net assets resulting from unit transactions	54,283	29,875	971	39,929	(4,166)
Net increase (decrease) in net assets	139,432	172,400	1,010	67,175	(3,750)

Net Assets:
Beginning of year	717,104	333,900	307	360,283	8,463
End of Year	$856,536	$506,300	$1,317	$427,458	$4,713

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Changes in Net Assets
For the Year Ended December 31, 2024

	Sub-Account
	Hartford Small Cap Growth Fund - Class A	Hartford Small Company Fund - Class A	Invesco Comstock Fund - Class A	Invesco Equity and Income Fund - Class A	Lord Abbett Value Opportunities Fund - Class A
Operations:
Net investment income (loss)	$1,045	$(1,145)	$81	$3,424	$(820)
Net realized gain (loss) on security transactions	(86)	(216)	188	252	72
Net realized gain on distributions	15,048	—	354	13,913	11,558
Change in net unrealized appreciation (depreciation) of investments	(4,355)	24,136	101	6,175	8,316
Net increase (decrease) in net assets resulting from operations	11,652	22,775	724	23,764	19,126

Unit transactions:
Purchases	9,360	18,782	—	13,028	14,856
Net transfers	(1,306)	4,993	769	(3,029)	10,611
Surrenders for benefit payments and fees	(997)	(2,355)	(2,503)	(4,910)	(427)
Contract maintenance charges	(40)	(86)	(7)	(62)	(59)
Net increase (decrease) in net assets resulting from unit transactions	7,017	21,334	(1,741)	5,027	24,981
Net increase (decrease) in net assets	18,669	44,109	(1,017)	28,791	44,107

Net Assets:
Beginning of year	97,255	200,948	5,369	208,332	135,740
End of Year	$115,924	$245,057	$4,352	$237,123	$179,847

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Changes in Net Assets
For the Year Ended December 31, 2024

	Sub-Account
	PIMCO Total Return Fund - Class A	Victory Diversified Stock Fund - Class A
Operations:
Net investment income (loss)	$2,210	$(572)
Net realized gain (loss) on security transactions	(1,092)	276
Net realized gain on distributions	—	12,269
Change in net unrealized appreciation (depreciation) of investments	(228)	13,110
Net increase (decrease) in net assets resulting from operations	890	25,083

Unit transactions:
Purchases	5,519	7,945
Net transfers	(3,623)	255
Surrenders for benefit payments and fees	(2,952)	(1,340)
Contract maintenance charges	(66)	(34)
Net increase (decrease) in net assets resulting from unit transactions	(1,122)	6,826
Net increase (decrease) in net assets	(232)	31,909

Net Assets:
Beginning of year	60,016	94,595
End of Year	$59,784	$126,504

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Changes in Net Assets
For the Year Ended December 31, 2023

	Sub-Account
	AB International Value Fund - Class A	BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	Calvert Equity Fund - Class A	Goldman Sachs Mid Cap Value Fund - Class A	Hartford Capital Appreciation Fund - Class A
Operations:
Net investment income (loss)	$133	$96	$(517)	$1	$368
Net realized gain (loss) on security transactions	12	(40)	343	(152)	395
Net realized gain on distributions	—	51	3,490	8	—
Change in net unrealized appreciation (depreciation) of investments	2,083	384	28,636	174	75,867
Net increase (decrease) in net assets resulting from operations	2,228	491	31,952	31	76,630

Unit transactions:
Purchases	2,733	—	19,166	—	38,053
Net transfers	—	—	29,453	—	(16,875)
Surrenders for benefit payments and fees	(1)	(1)	(2,824)	(1,012)	(1,586)
Contract maintenance charges	(9)	(162)	(113)	(3)	(186)
Net increase (decrease) in net assets resulting from unit transactions	2,723	(163)	45,682	(1,015)	19,406
Net increase (decrease) in net assets	4,951	328	77,634	(984)	96,036

Net Assets:
Beginning of year	14,732	2,778	172,679	1,087	397,656
End of Year	$19,683	$3,106	$250,313	$103	$493,692

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Changes in Net Assets
For the Year Ended December 31, 2023

	Sub-Account
	Hartford Dividend and Growth Fund - Class A	Hartford Growth Opportunities Fund - Class A	Hartford International Equity Fund - Class A (1)	Hartford International Opportunities Fund - Class A	Hartford Multi-Asset Income Fund - Class A
Operations:
Net investment income (loss)	$6,012	$(1,248)	$6	$3,324	$299
Net realized gain (loss) on security transactions	4,723	(696)	—	211	(139)
Net realized gain on distributions	2,421	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	70,586	84,016	(2)	30,456	618
Net increase (decrease) in net assets resulting from operations	83,742	82,072	4	33,991	778

Unit transactions:
Purchases	65,383	36,818	—	47,117	—
Net transfers	(21,036)	28,145	302	(7,258)	454
Surrenders for benefit payments and fees	(1,465)	(2,992)	1	(2,945)	(2,399)
Contract maintenance charges	(347)	(211)	—	(213)	(18)
Net increase (decrease) in net assets resulting from unit transactions	42,535	61,760	303	36,701	(1,963)
Net increase (decrease) in net assets	126,277	143,832	307	70,692	(1,185)

Net Assets:
Beginning of year	590,827	190,068	—	289,591	9,648
End of Year	$717,104	$333,900	$307	$360,283	$8,463

(1) Fund commenced operations 12/22/2023.

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Changes in Net Assets
For the Year Ended December 31, 2023

	Sub-Account
	Hartford Small Cap Growth Fund - Class A	Hartford Small Company Fund - Class A	Invesco Comstock Fund - Class A	Invesco Equity and Income Fund - Class A	Lord Abbett Value Opportunities Fund - Class A
Operations:
Net investment income (loss)	$(427)	$(896)	$100	$3,047	$(421)
Net realized gain (loss) on security transactions	(579)	(1,802)	(19)	(271)	(179)
Net realized gain on distributions	3,224	—	347	9,997	1,764
Change in net unrealized appreciation (depreciation) of investments	11,535	29,740	214	5,623	16,603
Net increase (decrease) in net assets resulting from operations	13,753	27,042	642	18,396	17,767

Unit transactions:
Purchases	9,908	20,259	—	14,873	20,200
Net transfers	(2,387)	(7,454)	—	(7,470)	(643)
Surrenders for benefit payments and fees	(1)	(2,660)	(1,511)	(2,145)	—
Contract maintenance charges	(44)	(101)	(8)	(82)	(66)
Net increase (decrease) in net assets resulting from unit transactions	7,476	10,044	(1,519)	5,176	19,491
Net increase (decrease) in net assets	21,229	37,086	(877)	23,572	37,258

Net Assets:
Beginning of year	76,026	163,862	6,246	184,760	98,482
End of Year	$97,255	$200,948	$5,369	$208,332	$135,740

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Changes in Net Assets
For the Year Ended December 31, 2023

	Sub-Account
	PIMCO Total Return Fund - Class A	Victory Diversified Stock Fund - Class A
Operations:
Net investment income (loss)	$1,553	$(345)
Net realized gain (loss) on security transactions	(1,004)	(14)
Net realized gain on distributions	—	8,814
Change in net unrealized appreciation (depreciation) of investments	2,126	8,954
Net increase (decrease) in net assets resulting from operations	2,675	17,409

Unit transactions:
Purchases	6,220	9,940
Net transfers	4,605	—
Surrenders for benefit payments and fees	(921)	(1)
Contract maintenance charges	(29)	(38)
Net increase (decrease) in net assets resulting from unit transactions	9,875	9,901
Net increase (decrease) in net assets	12,550	27,310

Net Assets:
Beginning of year	47,466	67,285
End of Year	$60,016	$94,595

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Changes in Net Assets
For the Year Ended December 31, 2022

	Sub-Account
	AB International Value Fund - Class A	BlackRock LifePath® Dynamic 2030 Fund - Investor A Shares (1)	BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	BlackRock LifePath® Dynamic Retirement Fund - Investor A Shares (2)	Calvert Equity Fund - Class A
Operations:
Net investment income (loss)	$105	$392	$884	$91	$(807)
Net realized gain (loss) on security transactions	(27)	(8,778)	(24,326)	(4,082)	5,375
Net realized gain on distributions	—	200	25	86	5,572
Net unrealized appreciation (depreciation) of investments during the year	(1,553)	2,774	6,978	1,054	(49,222)
Net increase (decrease) in net assets resulting from operations	(1,475)	(5,412)	(16,439)	(2,851)	(39,082)

Unit transactions:
Purchases	2,118	—	4,478	—	14,480
Net transfers	—	(1)	115	—	1,836
Surrenders for benefit payments and fees	(1,121)	(55,458)	(107,784)	(19,107)	(29,196)
Other transactions	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	997	(55,459)	(103,191)	(19,107)	(12,880)
Net increase (decrease) in net assets	(478)	(60,871)	(119,630)	(21,958)	(51,962)

Net Assets:
Beginning of year	15,210	60,871	122,408	21,958	224,641
End of Year	$14,732	$—	$2,778	$—	$172,679

(1) Fund ceased operations 11/4/2022.
(2) Fund ceased operations 7/25/2022.

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Changes in Net Assets
For the Year Ended December 31, 2022

	Sub-Account
	Goldman Sachs Mid Cap Value Fund - Class A	Hartford Capital Appreciation Fund - Class A	Hartford Dividend and Growth Fund - Class A	Hartford Growth Opportunities Fund - Class A	Hartford International Equity Fund - Class A (1)
Operations:
Net investment income (loss)	$6	$(536)	$4,419	$(1,107)	$—
Net realized gain (loss) on security transactions	1,072	1,874	24,083	(26,101)	354
Net realized gain on distributions	137	21,352	26,272	—	—
Net unrealized appreciation (depreciation) of investments during the year	(2,582)	(109,288)	(116,726)	(95,859)	(361)
Net increase (decrease) in net assets resulting from operations	(1,367)	(86,598)	(61,952)	(123,067)	(7)

Unit transactions:
Purchases	—	34,670	58,520	35,223	—
Net transfers	1,979	14,660	1,464	16,923	—
Surrenders for benefit payments and fees	(29,221)	(65,691)	(104,721)	(88,264)	(3,396)
Other transactions	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(27,242)	(16,361)	(44,737)	(36,118)	(3,396)
Net increase (decrease) in net assets	(28,609)	(102,959)	(106,689)	(159,185)	(3,403)

Net Assets:
Beginning of year	29,696	500,615	697,516	349,253	3,403
End of Year	$1,087	$397,656	$590,827	$190,068	$—

(1) Fund ceased operations 1/19/2022.

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Changes in Net Assets
For the Year Ended December 31, 2022

	Sub-Account
	Hartford International Opportunities Fund - Class A	Hartford Multi-Asset Income Fund - Class A	Hartford Small Cap Growth Fund - Class A	Hartford Small Company Fund - Class A	Invesco Comstock Fund - Class A
Operations:
Net investment income (loss)	$324	$395	$(358)	$(861)	$113
Net realized gain (loss) on security transactions	340	(686)	(5,693)	(3,557)	778
Net realized gain on distributions	—	—	—	—	629
Net unrealized appreciation (depreciation) of investments during the year	(59,465)	(1,840)	(22,586)	(71,093)	(1,362)
Net increase (decrease) in net assets resulting from operations	(58,801)	(2,131)	(28,637)	(75,511)	158

Unit transactions:
Purchases	42,237	72	7,347	18,657	—
Net transfers	15,649	—	16,436	730	1,839
Surrenders for benefit payments and fees	(38,706)	(26,745)	(20,128)	(32,772)	(11,040)
Other transactions	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	19,180	(26,673)	3,655	(13,385)	(9,201)
Net increase (decrease) in net assets	(39,621)	(28,804)	(24,982)	(88,896)	(9,043)

Net Assets:
Beginning of year	329,212	38,452	101,008	252,758	15,289
End of Year	$289,591	$9,648	$76,026	$163,862	$6,246

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve
Statements of Changes in Net Assets
For the Year Ended December 31, 2022

	Sub-Account
	Invesco Equity and Income Fund - Class A	Lord Abbett Value Opportunities Fund - Class A	PIMCO Total Return Fund - Class A	Victory Diversified Stock Fund - Class A
Operations:
Net investment income (loss)	$2,416	$144	$1,615	$(128)
Net realized gain (loss) on security transactions	(209)	(257)	(1,238)	2,352
Net realized gain on distributions	8,282	7,739	—	6,101
Net unrealized appreciation (depreciation) of investments during the year	(26,297)	(32,909)	(8,703)	(23,617)
Net increase (decrease) in net assets resulting from operations	(15,808)	(25,283)	(8,326)	(15,292)

Unit transactions:
Purchases	12,490	16,655	5,364	8,163
Net transfers	1	2,426	1,193	1,554
Surrenders for benefit payments and fees	(3,765)	(6,361)	(12,277)	(14,265)
Other transactions	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	8,726	12,720	(5,720)	(4,548)
Net increase (decrease) in net assets	(7,082)	(12,563)	(14,046)	(19,840)

Net Assets:
Beginning of year	191,842	111,045	61,512	87,125
End of Year	$184,760	$98,482	$47,466	$67,285

The accompanying notes are an integral part of these financial statements.

1. Organization
Separate Account Twelve (the “Account”) is a separate investment account established by  Talcott Resolution  Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.
On May 31, 2018, a Stock and Asset Purchase Agreement was completed by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of the Sponsor Company and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the “Talcott Resolution Sale Transaction”).  Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group. The administration, terms, features and benefits of the contracts did not change as a result of the sale.

The Account is comprised of the following active Sub-Accounts:

AB International Value Fund - Class A
BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares
Calvert Equity Fund - Class A
Goldman Sachs Mid Cap Value Fund - Class A
Hartford International Opportunities Fund - Class A
Hartford Capital Appreciation Fund - Class A
Hartford Dividend and Growth Fund - Class A
Hartford Growth Opportunities Fund - Class A
Hartford International Equity Fund - Class A
Hartford Multi-Asset Income Fund - Class A
Hartford Small Cap Growth Fund - Class A
Hartford Small Company Fund - Class A
Invesco Comstock Fund - Class A
Invesco Equity and Income Fund - Class A
Lord Abbett Value Opportunities Fund - Class A
PIMCO Total Return Fund - Class A
Victory Diversified Stock Fund - Class A
The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.
Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies
The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):
a)    Security Transactions — Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions income is accrued as of the ex-dividend date. Net realized gain distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.
b)    Unit Transactions — Unit transactions are executed based on the unit values calculated at the close of the business day.
c)    Federal Income Taxes — The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.
d) Diversification — Section 817(h) of the Internal Revenue Code (the Code) requires that the investments of the Account must be adequately diversified in accordance with Treasury regulations in order to qualify as a life insurance policy under Section 72 of the Code. The Account complies with the diversification requirements.
e) Segment Reporting — In this reporting period, the Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Account’s financial position or its results of operations. The intent of the ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows. The Management Committee of The Sponsor Company evaluates third-party Funds and determines the selection of Funds to offer within the product offering. All Funds are sourced from third party asset managers which employ a governance structure to oversee Fund strategy and performance, all of which is an element contemplated in the Management Committee of The Sponsor Company’s determination of fund offerings. Accordingly, the Management Committee, acts as the Account’s chief operating decision maker (“CODM”) assessing performance and making decisions about the product offering allocation. The CODM has determined that the Account has a single operating segment based on the fact that the CODM monitors the operating results of the Account as a whole and that the Account’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Account’s Statements of Assets and Liabilities, Operations, Changes in Net Assets, and Financial Highlights.
f)    Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimate contained within the financial statements are the fair value measurements.
g)    Mortality Risk — The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company.
h)    Fair Value Measurements — The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2024 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies (“mutual funds”).
Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.
Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.
In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.
As of December 31, 2024, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels.

3. Administration of the Account and Related Charges
Each Sub-Account is charged certain fees, according to contract terms, as follows:
a)    Mortality and Expense Risk Charges — The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.25% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value within Mortality and Expense Risk.
b)    Tax Expense Charges — If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.
c)    Contract Maintenance Charges - An annual maintenance fee up to $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in contract maintenance charges on the accompanying statements of changes in net assets.

4. Purchases and Sales of Investments
The cost of purchases and proceeds from sales of investments for the year ended December 31, 2024 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales

AB International Value Fund - Class A	11,355	396
BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	374	294
Calvert Equity Fund - Class A	49,771	6,925
Goldman Sachs Mid Cap Value Fund - Class A	146	148
Hartford Capital Appreciation Fund - Class A	90,849	4,729
Hartford Dividend and Growth Fund - Class A	145,517	10,750
Hartford Growth Opportunities Fund - Class A	40,476	12,739
Hartford International Equity Fund - Class A	1,683	692
Hartford International Opportunities Fund - Class A	53,891	10,478
Hartford Multi-Asset Income Fund - Class A	336	4,208
Hartford Small Cap Growth Fund - Class A	26,059	2,949
Hartford Small Company Fund - Class A	23,694	3,505
Invesco Comstock Fund - Class A	1,206	2,512
Invesco Equity and Income Fund - Class A	31,783	9,419
Lord Abbett Value Opportunities Fund - Class A	37,066	1,347
PIMCO Total Return Fund - Class A	7,657	6,569
Victory Diversified Stock Fund - Class A	20,238	1,715

5. Changes in Units Outstanding
The changes in units outstanding for the year ended December 31, 2024 were as follows:

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)
AB International Value Fund - Class A	872	32	840
BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	—	11	(11)
Calvert Equity Fund - Class A	485	74	411
Goldman Sachs Mid Cap Value Fund - Class A	4	4	—
Hartford Capital Appreciation Fund - Class A	576	31	545
Hartford Dividend and Growth Fund - Class A	1,111	126	985
Hartford Growth Opportunities Fund - Class A	624	123	501
Hartford International Equity Fund - Class A	132	45	87
Hartford International Opportunities Fund - Class A	2,143	216	1,927
Hartford Multi-Asset Income Fund - Class A	—	159	(159)
Hartford Small Cap Growth Fund - Class A	284	72	212
Hartford Small Company Fund - Class A	520	54	466
Invesco Comstock Fund - Class A	33	83	(50)
Invesco Equity and Income Fund - Class A	420	353	67
Lord Abbett Value Opportunities Fund - Class A	1,152	22	1,130
PIMCO Total Return Fund - Class A	316	391	(75)
Victory Diversified Stock Fund - Class A	203	32	171

The changes in units outstanding for the year ended December 31, 2023 were as follows:

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)
AB International Value Fund - Class A	308	10	298
BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	—	7	(7)
Calvert Equity Fund - Class A	982	47	935
Goldman Sachs Mid Cap Value Fund - Class A	—	31	(31)
Hartford Capital Appreciation Fund - Class A	921	423	498
Hartford Dividend and Growth Fund - Class A	1,411	468	943
Hartford Growth Opportunities Fund - Class A	1,455	79	1,376
Hartford International Equity Fund - Class A	28	—	28
Hartford International Opportunities Fund - Class A	2,560	562	1,998
Hartford Multi-Asset Income Fund - Class A	18	102	(84)
Hartford Small Cap Growth Fund - Class A	362	96	266
Hartford Small Company Fund - Class A	518	248	270
Invesco Comstock Fund - Class A	17	56	(39)
Invesco Equity and Income Fund - Class A	591	434	157
Lord Abbett Value Opportunities Fund - Class A	1,087	52	1,035
PIMCO Total Return Fund - Class A	635	88	547
Victory Diversified Stock Fund - Class A	323	11	312

The changes in units outstanding for the year ended December 31, 2022 were as follows:

	Units	Units	Net Increase
Sub-Account	Issued	Redeemed	(Decrease)
AB International Value Fund - Class A	1,779	1,592	187
BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	5,148	9,973	(4,825)
Calvert Equity Fund - Class A	4,170	4,326	(156)
Goldman Sachs Mid Cap Value Fund - Class A	150.00	846	(696)
Hartford Capital Appreciation Fund - Class A	10,730	11,155	(425)
Hartford Dividend and Growth Fund - Class A	14,718	15,997	(1,279)
Hartford Growth Opportunities Fund - Class A	7,020	7,944	(924)
Hartford International Equity Fund - Class A	—	276	(276)
Hartford International Opportunities Fund - Class A	18,268	17,086	1,182
Hartford Multi-Asset Income Fund - Class A	485	1,777	(1,292)
Hartford Small Cap Growth Fund - Class A	3,190	2,908	282
Hartford Small Company Fund - Class A	4,461	5,580	(1,119)
Invesco Comstock Fund - Class A	305	609	(304)
Invesco Equity and Income Fund - Class A	7,603	7,452	151
Lord Abbett Value Opportunities Fund - Class A	5,767	5,096	671
PIMCO Total Return Fund - Class A	3,356	3,887	(531)
Victory Diversified Stock Fund - Class A	2,422	2,744	(322)
BlackRock LifePath® Dynamic 2030 Fund - Investor A Shares	1,858	5,060	(3,202)
BlackRock LifePath® Dynamic Retirement Fund - Investor A Shares	1,018	2,039	(1,021)

6. Financial Highlights
The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each active Sub-Account that had units outstanding as of the period ended December 31, 2024. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table.

Sub-Account	Units #	Unit Fair Value			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio***
AB International Value Fund - Class A
2024	2,898	9.976119	to	9.976119	28,907	0.50%	to	0.50%	10.49%			4.27%	to	4.27%
2023	2,058	9.567253	to	14.350000	19,683	—%	to	0.50%	1.25%			14.32%	to	13.53%
2022	1,760	8.369120	to	12.640000	14,732	—%	to	0.50%	1.21%			(11.25)%	to	(11.85)%
2021	1,573	9.430209	to	14.340000	15,210	—%	to	0.50%	2.53%	to	2.57%	7.90%	to	10.21%
2020	1,412	8.556431	to	13.290000	12,438	—%	to	0.50%	0.82%	to	0.86%	1.30%	to	1.51%

BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares
2024	117	27.522065	to	27.522065	3,216	0.50%	to	0.50%	4.89%			13.06%	to	13.06%
2023	128	14.250000	to	24.343208	3,106	—%	to	0.50%	3.82%			12.65%	to	18.31%
2022	135	12.650000	to	20.575293	2,778	—%	to	0.50%	2.14%			(19.22)%	to	(17.73)%
2021	4,960	15.660000	to	25.009095	122,408	—%	to	0.50%	6.84%	to	7.44%	(6.28)%	to	15.26%
2020	3,963	16.710000	to	21.697237	85,272	—%	to	0.50%	1.43%	to	1.49%	8.23%	to	13.15%

Calvert Equity Fund - Class A
2024	5,148	56.244023	to	76.620000	291,302	—%	to	0.50%	0.17%			7.85%	to	(0.01)%
2023	4,737	52.149659	to	76.630000	250,313	—%	to	0.50%	0.20%			17.35%	to	15.84%
2022	3,802	44.439989	to	66.150000	172,679	—%	to	0.50%	—%			(17.99)%	to	(20.23)%
2021	3,953	54.189745	to	82.930000	224,641	—%	to	0.50%	—%	to	—%	24.28%	to	28.29%
2020	3,411	42.239944	to	66.730000	146,867	—%	to	0.50%	—%	to	—%	20.93%	to	23.65%

Sub-Account	Units #	Unit Fair Value			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio***
Goldman Sachs Mid Cap Value Fund - Class A
2024	3	36.659161	to	36.659161	106	0.50%	to	0.50%	0.85%			6.85%	to	6.85%
2023	3	34.310000	to	34.310000	103	—%	to	0.50%	0.18%			15.47%	to	6.39%
2022	34	29.712374	to	32.250000	1,087	—%	to	0.50%	0.15%			(11.09)%	to	(21.19)%
2021	726	33.420155	to	40.920000	29,696	—%	to	0.50%	0.26%	to	0.63%	10.89%	to	29.80%
2020	735	25.747819	to	36.900000	27,135	—%	to	0.50%	0.41%	to	27.60%	(24.67)%	to	7.96%

Hartford Capital Appreciation Fund - Class A
2024	11,246	55.380688	to	55.380688	622,806	0.50%	to	0.50%	0.59%			20.03%	to	20.03%
2023	10,701	39.010000	to	46.137486	493,692	—%	to	0.50%	0.58%			18.32%	to	18.35%
2022	10,203	32.970000	to	38.982348	397,656	—%	to	0.50%	0.36%			(22.46)%	to	(18.30)%
2021	10,627	42.520000	to	47.712266	500,615	—%	to	0.50%	0.09%	to	0.13%	(1.09)%	to	14.64%
2020	10,822	41.620652	to	42.990000	453,130	—%	to	0.50%	0.41%	to	0.44%	14.89%	to	20.13%

Hartford Dividend and Growth Fund - Class A
2024	15,067	56.846833	to	56.846833	856,536	0.50%	to	0.50%	1.56%			11.63%	to	11.63%
2023	14,082	32.750000	to	50.923113	717,104	—%	to	0.50%	1.43%			11.85%	to	13.24%
2022	13,139	29.280000	to	44.968562	590,827	—%	to	0.50%	1.16%			(13.98)%	to	(9.38)%
2021	14,417	34.040000	to	49.625699	697,516	—%	to	0.50%	1.01%	to	1.05%	23.60%	to	30.27%
2020	14,469	27.540000	to	38.095886	534,116	—%	to	0.50%	1.52%	to	1.57%	3.81%	to	7.13%

Hartford Growth Opportunities Fund - Class A
2024	7,269	69.652732	to	69.652732	506,300	0.50%	to	0.50%	—%			41.19%	to	41.19%
2023	6,768	42.030000	to	49.333436	333,900	—%	to	0.50%	—%			40.66%	to	39.96%
2022	5,392	29.880000	to	35.247200	190,068	—%	to	0.50%	—%			(37.04)%	to	(37.36)%
2021	6,316	47.460000	to	56.265631	349,253	—%	to	0.50%	—%	to	—%	(14.29)%	to	6.89%
2020	5,236	52.641225	to	55.370000	276,683	—%	to	0.50%	—%	to	—%	40.60%	to	60.61%

Hartford International Equity Fund - Class A
2024	115	11.433836	to	11.433836	1,317	0.50%	to	0.50%	2.07%			3.84%	to	3.84%
2023	28	11.010553	to	11.010553	307	—%	to	0.00%	2.01%			14.30%	to	7.21%
2022	—	9.633432	to	10.270000	—	—%	to	0.00%	—%			(21.87)%	to	(16.71)%
2021	276	12.330000	to	12.330000	3,403	—%	to	0.00%	—%	to	1.92%	3.01%	to	3.01%
2020	312	11.970000	to	11.970000	3,732	—%	to	0.00%	1.25%	to	1.25%	8.23%	to	8.23%

Hartford International Opportunities Fund - Class A
2024	20,477	20.874834	to	20.874834	427,458	0.50%	to	0.50%	1.35%			7.48%	to	7.48%
2023	18,550	17.040000	to	19.422199	360,283	—%	to	0.50%	1.51%			10.01%	to	10.99%
2022	16,552	15.490000	to	17.499710	289,591	—%	to	0.50%	0.61%			(18.73)%	to	(18.66)%
2021	15,370	19.060000	to	21.513256	329,212	—%	to	0.50%	1.38%	to	1.40%	(3.00)%	to	6.73%
2020	13,728	19.650000	to	20.156886	276,406	—%	to	0.50%	0.46%	to	0.49%	19.67%	to	19.82%

Hartford Multi-Asset Income Fund - Class A
2024	177	26.617667	to	26.617667	4,713	0.50%	to	0.50%	4.58%			5.69%	to	5.69%
2023	336	18.720000	to	25.184446	8,463	—%	to	0.50%	3.95%			5.94%	to	9.69%
2022	420	17.670000	to	22.959925	9,648	—%	to	0.50%	1.45%			(15.58)%	to	(12.21)%
2021	1,713	20.930000	to	26.153708	38,452	—%	to	0.50%	2.91%	to	2.95%	(0.48)%	to	6.46%
2020	1,785	21.030000	to	24.565737	39,761	—%	to	0.50%	3.13%	to	3.15%	2.79%	to	5.58%

Sub-Account	Units #	Unit Fair Value			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio***
Hartford Small Cap Growth Fund - Class A
2024	3,356	34.540172	to	34.540172	115,924	0.50%	to	0.50%	1.46%			11.65%	to	11.65%
2023	3,144	30.935264	to	40.480000	97,255	—%	to	0.50%	—%			17.11%	to	13.48%
2022	2,878	26.414811	to	35.670000	76,026	—%	to	0.50%	—%			(29.45)%	to	(29.10)%
2021	2,596	37.442927	to	50.310000	101,008	—%	to	0.50%	—%	to	—%	(17.16)%	to	2.79%
2020	2,223	36.425612	to	60.730000	83,872	—%	to	0.50%	—%	to	—%	22.64%	to	31.09%

Hartford Small Company Fund - Class A
2024	5,088	48.166884	to	48.166884	245,057	0.50%	to	0.50%	—%			10.78%	to	10.78%
2023	4,622	18.080000	to	43.479615	200,948	—%	to	0.50%	—%			16.05%	to	15.47%
2022	4,352	15.580000	to	37.654707	163,862	—%	to	0.50%	—%			(31.34)%	to	(31.68)%
2021	5,470	22.690000	to	55.113418	252,758	—%	to	0.50%	—%	to	—%	(21.97)%	to	0.53%
2020	5,217	29.080000	to	54.821500	247,233	—%	to	0.50%	—%	to	—%	39.81%	to	53.08%

Invesco Comstock Fund - Class A
2024	146	28.590000	to	40.300370	4,352	—%	to	0.50%	1.63%			4.65%	to	47.51%
2023	197	27.320000	to	27.320000	5,369	—%	to	0.50%	1.69%			3.21%	to	(13.35)%
2022	236	26.470000	to	31.529820	6,246	—%	to	0.50%	1.59%			(10.73)%	to	0.31%
2021	515	29.650000	to	31.432793	15,289	—%	to	0.50%	1.49%	to	1.54%	22.27%	to	32.65%
2020	226	23.695648	to	24.250000	5,492	—%	to	0.50%	1.38%	to	2.04%	(3.19)%	to	(1.28)%

Invesco Equity and Income Fund - Class A
2024	7,539	10.420000	to	32.336615	237,123	—%	to	0.50%	2.00%			3.37%	to	11.24%
2023	7,472	10.080000	to	29.068043	208,332	—%	to	0.50%	2.04%			2.65%	to	9.44%
2022	7,315	9.820000	to	26.559719	184,760	—%	to	0.50%	1.79%			(13.40)%	to	(8.18)%
2021	7,135	11.340000	to	28.924544	191,842	—%	to	0.50%	1.33%	to	1.41%	3.47%	to	17.43%
2020	6,229	10.960000	to	24.630591	148,373	—%	to	0.50%	1.74%	to	1.87%	6.51%	to	9.42%

Lord Abbett Value Opportunities Fund - Class A
2024	7,698	23.362880	to	23.362880	179,847	0.50%	to	0.50%	—%			13.05%	to	13.05%
2023	6,568	17.690000	to	20.666576	135,740	—%	to	0.50%	0.13%			14.87%	to	16.11%
2022	5,533	15.400000	to	17.798840	98,482	—%	to	0.50%	0.62%			(28.41)%	to	(22.29)%
2021	4,862	21.510000	to	22.904967	111,045	—%	to	0.50%	—%	to	—%	12.21%	to	26.57%
2020	4,515	18.096355	to	19.170000	82,047	—%	to	0.50%	0.27%	to	0.30%	9.04%	to	14.61%

PIMCO Total Return Fund - Class A
2024	3,392	17.625714	to	17.625714	59,784	0.50%	to	0.50%	4.22%			1.75%	to	1.75%
2023	3,467	8.650000	to	17.323324	60,016	—%	to	0.50%	3.56%			2.25%	to	5.42%
2022	2,920	8.460000	to	16.433204	47,466	—%	to	0.50%	3.72%			(17.62)%	to	(14.82)%
2021	3,449	10.270000	to	19.292117	61,512	—%	to	0.50%	1.95%	to	1.98%	(3.11)%	to	(1.67)%
2020	3,309	10.600000	to	19.620421	59,831	—%	to	0.50%	2.14%	to	2.16%	2.51%	to	7.98%

Victory Diversified Stock Fund - Class A
2024	2,829	44.717264	to	44.717264	126,504	0.50%	to	0.50%	—%			25.67%	to	25.67%
2023	2,658	19.040000	to	35.583218	94,595	—%	to	0.50%	0.07%			12.73%	to	24.08%
2022	2,346	16.890000	to	28.678642	67,285	—%	to	0.50%	0.26%			(26.08)%	to	(19.08)%
2021	2,668	22.850000	to	35.441690	87,125	—%	to	0.50%	0.02%	to	0.02%	17.91%	to	35.18%
2020	2,856	19.380000	to	26.217702	71,441	—%	to	0.50%	0.26%	to	0.26%	10.62%	to	13.03%

* This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, divided by average net assets during the period. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Investment Income Ratios for periods less than a year are not annualized. As of December 31, 2022, the investment income ratio is no longer being shown as a range.
*** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year.
7. Subsequent Events
Management has evaluated events subsequent to December 31, 2024 and through the financial statement issuance date of April 17, 2025, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Independent Auditor's Report
Annual Consolidated Financial Statements
As of December 31, 2024 and 2023
For the Years Ended December 31, 2024, 2023 and 2022

[1]Any remaining schedules provided for in Regulation S-X 210.7-05 are omitted because they are either not applicable or the relevant information is provided elsewhere in the notes to the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2024 and 2023, the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for each of the three years in the period ended December 31, 2024, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31,
2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter
The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of a critical audit matter does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing separate opinions on the critical audit matter or on the accounts or disclosures to which they relate.

Certain Assumptions Used in the Valuation of Market Risk Benefits – Refer to Notes 1, 5 and 12 to the financial statements
Critical Audit Matter Description
The Company has historically issued and assumes via reinsurance certain guarantees and product features on Variable Annuity (VA) and Fixed Indexed Annuity (FIA) products which protect the contract holder from, and expose the Company to, other-than-nominal capital market risk. The Company recognizes these features as Market Risk Benefits (MRBs). MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset and are reported separately as MRB liabilities or assets on the consolidated balance sheet as there is not legal right of offset between contracts.

The fair value of MRBs is measured as the present value of expected future benefits payments to contract holders, less the present value of expected fees attributable to the MRB, if applicable. The Company estimates these cash flows using significant judgment including discount rate assumptions, nonperformance risk, and actuarially determined assumptions about policyholder behavior, such as: withdrawal utilization, withdrawal rates, and lapses.

Given the sensitivity of certain market risk benefits to changes in these assumptions and the significant uncertainty inherent in estimating the market risk benefits, we identified management’s evaluation of these assumptions in the valuation of certain market risk benefits as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.

How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of MRBs, specifically discount rates, nonperformance risk, and actuarially determined assumptions about policyholder behavior, included the following, among others:
•With the involvement of our valuation and actuarial specialists, we:
◦Evaluated the results of the underlying experience studies, capital market inputs, and judgments applied by management in setting the principal assumptions.
◦Developed an independent estimate, on a sample basis, of the market risk benefits and evaluated differences.
•We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.
•Evaluated the methods and assumptions used by management to identify potential bias in the determination of the MRBs.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 3, 2025

We have served as the Company's auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Balance Sheets

(in millions, except share data)	As of December 31,
	2024	2023
Assets
Investments
Fixed maturities, available-for-sale, at fair value (net of allowance for credit losses: $4 and $16; amortized cost: $15,532 and $17,335; related party: $56 and $9)	$13,105	$14,854
Fixed maturities, at fair value using the fair value option (related party: $43 and $27)	326	252
Equity securities, at fair value	134	182
Mortgage loans (net of allowance for credit losses: $16 and $26)	1,835	2,019
Policy loans (related party: $(6) and $(6))	1,565	1,528
Investment funds (portion at fair value: $270 and $238; related party: $110 and $51)	1,302	1,428
Other investments (portion at fair value: $234 and $35)	334	35
Short-term investments, at fair value (related party: $540 and $440)	1,337	1,181
Total investments	19,938	21,479

Cash	494	421
Reinsurance recoverables (net of allowance for credit losses: $8 and $18; portion at fair value: $1,052 and $1,242; related party: $8,682 and $9,468)	35,576	37,706
Market risk benefits	742	578
Value of business acquired and deferred acquisition costs (related party: $76 and $114)	415	457
Deferred income taxes (related party: $242 and $(78))	768	828
Goodwill and other intangible assets, net	143	149
Other assets	526	420
Separate account assets	91,480	89,514
Total assets	$150,082	$151,552

Liabilities and Stockholder's Equity
Liabilities
Reserve for future policy benefits	$19,134	$19,379
Other policyholder funds and benefits payable (portion at fair value: $636 and $536; related party: $474 and $526)	27,067	29,502
Market risk benefits	874	1,074
Funds withheld liability (portion at fair value: $(115) and $(157); related party: $8,749 and $9,148)	9,790	10,210
Other liabilities (portion at fair value: $34 and $57; related party: $62 and $33)	999	811
Separate account liabilities	91,480	89,514
Total liabilities	149,344	150,490

Commitments and Contingencies (Note 15)
Stockholder's Equity
Common stock (1,000 shares authorized, issued, and outstanding; par value: $5,690 per share)	6	6
Additional paid-in capital	1,877	1,877
Accumulated other comprehensive loss (related party: $(737) and $(580))	(1,155)	(1,325)
Retained earnings	10	504
Total stockholder's equity	738	1,062

Total liabilities and stockholder’s equity	$150,082	$151,552

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Operations

	Year Ended December 31,
(in millions)	2024	2023	2022
Revenues
Premiums (related party: $(61), $(56), and $(27))	$84	$88	$99
Policy charges and fee income (related party $(322), $(304), and $(320))	629	646	509
Net investment income (related party: $(382), $(380), and $(136))	515	590	778
Investment related losses, net (related party: $104, $361, and $696)	(493)	(929)	(76)
Total revenues	735	395	1,310

Benefits, Losses and Expenses
Benefits and losses (remeasurement loss (gain): $101, $(17), and $10; related party: $(488), $(276), and $(117))	449	307	521
Change in market risk benefits (related party: $155, $77, and $4)	(137)	(305)	(295)
Amortization of value of business acquired and deferred acquisition costs (related party: $10, $14, and $19)	52	55	61
Insurance operating costs and other expenses (related party: $(133), $(136), and $(119))	313	334	301
Total benefits, losses and expenses	677	391	588

Income before income taxes	58	4	722

Income tax expense (benefit) (related party: $(46), $(12), and $90)	(20)	(39)	107
Net income	$78	$43	$615

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Comprehensive Income (Loss)

	Year Ended December 31,
(in millions)	2024	2023	2022
Net income	$78	$43	$615

Other comprehensive income (loss), net of tax
Unrealized gain (loss) on available-for-sale securities without an allowance for credit losses	28	675	(2,606)
Unrealized gain (loss) on cash flow hedges	(2)	4	(27)
Gain (loss) related to discount rate for reserve for future policy benefits (related party: $(157), $182, and $(762))	156	(212)	873
Gain (loss) related to credit risk for market risk benefits	(13)	(133)	96
Other comprehensive income (loss), net of tax	169	334	(1,664)

Comprehensive income (loss)	$247	$377	$(1,049)

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Changes in Stockholder's Equity

(in millions)	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Deficit)	Total
Balance as of January 1, 2022	$6	$1,877	$5	$421	$2,309
Net income	—	—	—	615	615
Other comprehensive loss	—	—	(1,664)	—	(1,664)
Balance as of December 31, 2022	6	1,877	(1,659)	1,036	1,260

Net income	—	—	—	43	43
Other comprehensive income	—	—	334	—	334
Dividends	—	—	—	(575)	(575)
Balance as of December 31, 2023	6	1,877	(1,325)	504	1,062

Net income	—	—	—	78	78
Other comprehensive income	—	—	169	—	169
Sale of consolidated subsidiary to parent	—	—	1	(1)	—
Dividends	—	—	—	(571)	(571)
Balance as of December 31, 2024	$6	$1,877	$(1,155)	$10	$738

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Cash Flows

	Year Ended December 31,
(in millions)	2024	2023	2022
Operating Activities
Net income	$78	$43	$615

Adjustments to reconcile net income to net cash provided by operating activities:
Investment related losses, net (related party: $(104), $(361), and $(696))	493	929	76
Amortization of unearned revenue reserves (related party: $(53), $(56), and $(5))	(113)	(118)	(68)
Amortization of value of business acquired and deferred acquisition costs (related party: $9, $14, and $19)	52	55	61
Depreciation and amortization	140	167	227
Deferred income taxes (related party: $(46), $(12), and $90)	15	(37)	124
Interest credited on investment and universal life-type contracts	532	370	481
Change in market risk benefits (related party: $155, $77, and $4)	(137)	(305)	(295)
Other operating activities, net (related party: $(417), $382, and $136)	(486)	(571)	(40)

Changes in operating assets and liabilities:
Reinsurance recoverables (related party: $509, $(510), and $198)	20	178	(741)
Reserve for future policy benefits	394	92	228
Other assets and liabilities (related party: $98, $447, and $0)	39	328	91
Net proceeds from reinsurance transactions	—	—	121
Net cash provided by operating activities	1,027	1,131	880

Investing Activities
Proceeds from sales, maturities, and prepayments of:
Fixed maturities	3,164	2,182	6,185
Equity securities	79	6	26
Mortgage loans	236	588	258
Investment funds (related party: $18, $1, and $0)	350	295	64
Consolidated subsidiary to parent	16	—	—
Other investments	—	6	—
Payments for purchases of:
Fixed maturities (related party: $(74), $(32), and $0)	(1,848)	(1,200)	(4,607)
Equity securities	(1)	(2)	(22)
Mortgage loans	(87)	(132)	(667)
Investment funds (related party: $(68), $(44), and $0)	(126)	(126)	(158)
Other investments	(99)	—	—
Net proceeds from (payments for):
Reverse repurchase program	—	—	25
Policy loans	(37)	(33)	(11)
Derivatives	(443)	(913)	(559)
Short-term investments (related party: $(100), $(340), and $(100))	(125)	287	(255)
Net cash provided by investing activities	1,079	958	279

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows (continued)

	Year Ended December 31,
(in millions)	2024	2023	2022
Financing Activities
Investment and universal life-type contracts:
Deposits and other additions	2,908	2,693	2,033
Withdrawals and other deductions	(9,801)	(10,635)	(8,109)
Net transfers from separate accounts	5,498	6,799	5,140
Net change in securities loaned or sold under agreements to repurchase	(67)	(123)	(99)
Dividends to parent	(571)	(575)	—
Net cash used for financing activities	(2,033)	(1,841)	(1,035)

Net increase in cash	73	248	124
Cash at beginning of period	421	173	49
Cash at end of period	$494	$421	$173

Supplemental Disclosure of Cash Flow Information:
Net income taxes received (paid)	$(19)	$(74)	$142

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)
1.Basis of Presentation and Significant Accounting Policies
Talcott Resolution Life Insurance Company, together with its subsidiaries, (collectively, "TL", the "Company," "we" or "our") is a life insurance and annuity company and comprehensive risk solutions-provider in the United States (“U.S.”) and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation and Talcott Holdings, L.P. ("THLP") are indirect parents of the Company, and the Company has an ultimate parent of Talcott Financial Group, Ltd. ("TFG", "the Group").
Basis of Presentation
The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities to which we are subject.
Consolidation
The consolidated financial statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. All intercompany transactions and balances between TL and its subsidiaries have been eliminated. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method.
Use of Estimates
The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions affecting the reported amount of assets and liabilities as of the date of the financial statements and reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that are uncertain and subject to change. Many of these policies, estimates, and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ materially from these estimates.
Our principal estimates impact the following reported amounts and disclosures:
•Fair value of investments;
•Impairment of investments and allowance for credit losses (“ACL”);
•Derivatives valuation, including embedded derivatives;
•Market risk benefits (“MRB”);
•Reserve for future policy benefits;
•Valuation allowances on deferred tax assets (“DTA”);
•Evaluation of goodwill for impairment.
Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the consolidated financial statements. Additional details regarding these estimates and related assumptions are discussed in the following description of significant accounting policies and the related footnote disclosures.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has one reportable segment: life and retirement products. The segment is comprised of variable annuities ("VA"), fixed annuities, payout annuities, fixed indexed annuities ("FIA"), and private-placement life insurance products (inclusive of universal life products, such as corporate-owned life insurance (“COLI"). The Company derives revenue exclusively from external customers and manages the business activities on a consolidated basis. The Company’s chief operating decision maker ("CODM") is the Group Chief Executive Officer. The CODM regularly reviews only the consolidated statements of operations and as such, consolidated net income is the measure of segment profit or loss used by the CODM to evaluate how the Company supports the generation of regulatory surplus and how to allocate capital among the Group.
Refer to Note 2 - Segment Information for additional information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Investments
Fixed Maturities
Fixed maturities consist    of debt securities including bonds, structured securities, redeemable preferred stock and commercial paper. Structured securities include asset-backed securities (“ABS”), collateralized loan obligations (“CLO”), commercial mortgage-backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”). Most of these investments are classified as available-for-sale (“AFS”) and are carried at fair value, net of ACL. Unrealized gains and losses (i.e., after-tax difference between fair value and cost or amortized cost) not attributable to ACL are reflected in equity as a component of accumulated other comprehensive loss ("AOCI").
Equity Securities
Equity securities are carried at fair value with any changes in fair value recorded in investment related losses, net in the consolidated statements of operations.
Mortgage Loans
Mortgage loans are carried at the outstanding principal balance adjusted for unamortized premiums and discounts, net of ACL. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate, adjusted for amortization of premiums and accretion of discounts.
Policy Loans
Policy loans are carried at outstanding principal balance, which approximates fair value. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Investment Funds
Investment funds principally represent limited partnerships (“LPs”) and other similar legal entity structures accounted for under the equity method. Under the equity method, investments are generally carried based on the Company’s pro rata ownership percentage in the net assets of the investee, and the Company’s share of earnings is included in net investment income.
Recognition of income related to investment funds is often delayed due to the availability of the related financial information, which are generally obtained from the entity’s managers, general partners, or managing members and may be reported on a lag of up to three months. Accordingly, income for the years ended December 31, 2024 and 2023 and 2022 may not include the full impact of current year changes in valuations of the underlying assets and liabilities of the funds for that same calendar year.
Other Investments
Other investments consist of derivative instruments, and insurance company-owned life insurance (“ICOLI”). Derivative instruments are carried at fair value. ICOLI investments are carried at the net realizable amount, which is generally represented by the cash surrender value of the insurance policy.
Short-Term Investments
Short-term investments include financial instruments with remaining maturities less than twelve months when purchased. Short-term investments include financial instruments that would otherwise qualify as cash equivalents but are acquired with the primary objective of earning investment income, which make up $735 and $714 of the carrying amount as of December 31, 2024 and 2023, respectively.
Short-term loans and short-term investments that would otherwise qualify as cash equivalents are carried at fair value, where amortized cost approximates fair value. Short-term debt securities are generally classified as AFS and accounted for consistent with our policies for fixed maturities described above.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Funds Withheld Liability
A funds withheld liability is recorded for funds contractually withheld by the Company under modified coinsurance arrangements in which the Company is the cedant. The assets are primarily held in trust accounts established by the Company, and the Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results.
The funds withheld liability is carried at the fair value of the underlying investments, net of any payables and receivables of the reinsurance arrangement. The funds withheld liability is measured as the total of the host contract, which we have assessed as the book value of assets, and the embedded derivative, which we have assessed as the net unrealized gains or losses on the underlying assets as the ceding insurer is obligated to pay the total return on the underlying investments. We record the total return of the funds withheld liability within net income (inclusive of the return on both the host contract and the embedded derivative). We allocate the total return between net investment income, measured as a risk-free rate on the host contract, and investment related losses, net, measured as the difference between the total return and net investment income.
Fair Value Option
The Company has elected the fair value option (“FVO”) for certain corporate bonds included in fixed maturities, and investment funds. Where elected, changes in fair value of investments are recorded within investment related losses, net.
Refer to Note 5 — Fair Value Measurements for additional details regarding investments for which the Company has elected the FVO.
Impairment of Investments and the Allowance for Credit Losses
We periodically evaluate our fixed maturities, mortgage loans, and other financial instruments for credit losses. Subsequent recoveries of credit losses are recognized as reversals of the ACL with a corresponding reversal recorded as a component of investment related losses, net. Additionally, for any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance, we establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.
Fixed Maturities
We review our fixed maturities for declines in fair value that could be impairment related, or attributable to credit risk factors that may require an ACL. If we intend to sell a debt security where amortized cost exceeds fair value, or we determine it is more likely than not that we will be required to sell a debt security before recovery of amortized cost, we determine an impairment has occurred and amortized cost is written down to fair value with a corresponding charge recorded as a component of investment related losses, net.
If amortized cost exceeds fair value, but we do not intend to sell a security and we determine it is not more likely than not that we will be required to sell before recovery of amortized cost, we evaluate the security for indicators of a credit loss that may require an ACL. We evaluate a number of factors to determine whether a decline in fair value is attributable to a credit loss, including but not limited to: market interest rates and issuer credit ratings and outlooks. The significance of the decline in fair value is a factor in our analysis, but is generally not determinative in whether we record a credit loss, as other factors are often more relevant in our evaluation of a security. If we determine a credit loss has occurred, we record as an ACL with a corresponding charge recorded as component of investment related losses, net. The remaining change in fair value is recorded in equity as a component of AOCI.
Mortgage Loans
We monitor individual loan performance, and with the exception of individually identified loans where the borrower is experiencing financial difficulty, we pool loans with homogeneous risk characteristics for purposes of estimating lifetime credit losses and measuring an ACL.
Refer to Note 3 - Investments for further details regarding the ACL for fixed maturities and mortgage loans.
Other Financial Instruments
We also evaluate other financial instruments, such as reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss is based on historical loss data, current conditions, and reasonable and supportable forecasts and recorded as an ACL, consistent with treatment of fixed maturities and mortgage loans.
Refer to Note 6 - Reinsurance for further details regarding the ACL for reinsurance recoverables.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Net Investment Income
The components of net investment income include:
•Interest income from debt securities, mortgage loans, and interest rate swaps, which is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments;
•Prepayment fees and make-whole payments on debt securities and mortgage loans, which are recognized when earned;
•Dividends for equity securities, which are recognized on the ex-dividend date;
•Share of earnings for the Company's interests in investment funds, which is recognized when reported in the investee’s financial statements;
•A portion of the change in funds withheld, measured as the risk-free return on the host contract;
•A reduction for investment expenses.
Investment Related Losses, Net
The components of investment related losses, net include:
•Realized gains and losses on the sale of investments, determined on a specific identification basis;
•Fair value changes in equity securities;
•Fair value changes in derivative contracts (both freestanding and embedded, including the embedded derivative within funds withheld) that do not qualify, or are not designated, as a hedge for accounting purposes;
•Fair value changes for investments where the FVO has been elected;
•Impairments and changes in the ACL on AFS debt securities, mortgage loans, and reinsurance recoverables;
•Foreign currency transaction remeasurements.
Accrued Interest Receivable
Accrued interest receivable on AFS debt securities and mortgage loans are recorded in other assets on the consolidated balance sheets and are not included in the carrying value of the investment. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due or in other circumstances in which management deems the interest uncollectible. Write-offs of accrued interest receivable are recorded as a credit loss component of investment related losses, net.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIE") primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIE exposures to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE in the Company’s consolidated financial statements.
Refer to Note 3 — Investments for additional details regarding the Company’s investments in VIEs.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Non-Consolidated Variable Interest Entities
The Company, through normal investment activities, makes passive investments in LP and similar legal entity structures which are reported in investment funds on the Company’s consolidated balance sheets. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments.
In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are reported in fixed maturities, on the Company’s consolidated balance sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIE, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIE, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Derivative Instruments
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or other underlying notional amounts. We regularly invest in derivatives to hedge the risks inherent in our business, such as interest rate, equity market, issuer credit, currency exchange, or market volatility. We may also invest in derivatives to manage liquidity or engage in synthetic replication transactions. Derivatives are carried on the consolidated balance sheets at fair value and are reported in other investments and other liabilities. We have master netting agreements with certain of our counterparties that provide the legal right of offset and allow for the netting of our derivative asset and liability positions by counterparty. Where applicable, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of derivatives executed by a legal entity and with the same counterparty or under a master netting agreement.
On the date the derivative contract is entered into, the Company designates the derivative as either:
•a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow hedge”), or
•held for other investment and/or risk management purposes, which do not qualify for hedge accounting and primarily involves managing asset or liability related risks.
We formally document all relationships between hedging instruments and hedged items, as well as the risk-management objective and strategy for undertaking each hedge transaction. The documentation identifies how the hedging instrument (i.e., the derivative) is expected to hedge the designated risk (i.e., the specific forecasted transactions) and the method that will be used to assess the hedging instrument’s effectiveness.
To qualify for hedge accounting, the hedging instrument must be assessed as highly effective in offsetting the designated risk. We formally assess hedge effectiveness quarterly and at each hedge’s inception. This assessment is primarily performed using quantitative methods as well as qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.
For derivatives that are designated and qualify as cash flow hedges, including foreign-currency cash flow hedges, the gain or loss on the derivatives are recorded in OCI and are reclassified into net income in the same period during which the hedged transaction impacts net income. Gains and losses on derivatives that are reclassified from AOCI to net income, as well as periodic net coupon settlements, are included in the line item within the consolidated statements of operations in which the cash flows of the hedged transaction are reported. On the consolidated statements of cash flows, cash flows from derivatives are presented in the same category as the cash flows from the hedged transaction.
We discontinue hedge accounting prospectively if:
•it is determined that the qualifying criteria are no longer met;
•the derivative is no longer designated as a hedging instrument; or
•the derivative expires or is sold, terminated or exercised.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
When cash flow hedge accounting is discontinued because we become aware that it is no longer probable that the forecasted transaction will occur, the derivative continues to be carried at fair value on the consolidated balance sheets, and gains and losses previously recorded in OCI and reported in AOCI are reclassified to net income in the period that hedge accounting is discontinued. In other situations where hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged transaction.
Investments in derivatives for other investment or risk management activities do not receive hedge accounting treatment and primarily relate to strategies used to reduce economic risk or replicate permitted investments. Gains and losses on such derivatives, including periodic net coupon settlements, are reported in the consolidated statements of operations as a component of investment related losses, net.
Embedded Derivatives
The Company purchases and historically issued and assumed financial instruments and products that contain embedded derivative instruments that we record with the associated host contract. For measurement purposes, we bifurcate the embedded derivative from the host contract when we determine that both of the following are true:
•the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and
•a separate instrument with the same terms would qualify as a derivative instrument.
The embedded derivative is presented on the same financial statement line item as the host contract and is carried at fair value with changes in fair value recorded as a component of investment related losses, net.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. The Company manages the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. The Company monitors counterparty credit exposure on a regular basis to ensure compliance with Company policies and statutory limitations. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties, mitigated by or potential payment obligations from the Company to its counterparties which meet the criteria for offset.
The Company generally requires that over-the-counter (“OTC”) derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association agreements which are structured by legal entity and by counterparty and permit right of offset. OTC-cleared derivatives are governed by clearinghouse rules, which act as an independent valuation source and reduce exposure to credit risk through daily variation margin requirements. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $7.
Cash
Cash is carried at cost and includes cash on hand, demand deposits with banks or other financial institutions, money market funds, and all highly liquid debt instruments purchased with an original maturity of three months or less.
Reinsurance
The Company enters into reinsurance transactions with related parties and unaffiliated insurer counterparties for a variety of reasons, including strategic business growth opportunities (for assumed transactions) and capital and risk management (for ceded transactions). Ceded reinsurance arrangements do not discharge the Company’s liability as the primary insurer, and failure of counterparties to honor their obligations could result in losses to the Company. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company, and the Company regularly evaluates concentrations of credit risk and the financial condition of its reinsurers.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
We assume insurance from and cede insurance to our counterparties using a variety of structures, including: coinsurance, coinsurance with funds withheld, modified coinsurance, and yearly renewable term. For an agreement to qualify for reinsurance accounting, it must include insurance risk (inclusive of underwriting, investment, and timing risk) and satisfy risk transfer conditions that include a reasonable possibility of a significant loss for the assuming entity. If an arrangement does not meet risk transfer requirements, the Company accounts for the arrangement using deposit accounting (i.e., as a financing transaction).
Reinsurance recoverables are generally recognized and measured consistent with the liabilities of the underlying contracts. Reinsurance recoverables include balances due from counterparties for paid and unpaid losses and are presented net of an ACL, which is based on the expectation of potential lifetime credit loss from the counterparty. Premiums and benefits and losses reflect the net effects of assumed and ceded reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. For assumed reinsurance of existing in-force blocks, a net loss on reinsurance is recorded as deferred acquisition costs (“DAC”) and a net gain on reinsurance is recorded as unearned revenue reserves (“URR”). Certain MRBs have also been reinsured, and these are reflected within reinsurance recoverables on the consolidated balance sheets.
Under coinsurance arrangements, reserves and invested assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer holds the assets supporting the reserves in a trust for the benefit of the ceding insurer.
Refer to Note 6 - Reinsurance for additional information related to the various trusts maintained by the Company.
Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer; however, invested assets that support the reserves are retained by the ceding insurer, and the counterparties periodically settle investment returns with respect to the invested assets. Under modified coinsurance arrangements, both the ceded reserves and the invested assets that support the reserves are legally retained by the ceding insurer, and the counterparties periodically net settle profit and loss with respect to both the investment returns and the underlying insurance obligations.
Both modified coinsurance and coinsurance with funds withheld arrangements require the ceding insurer to establish a mechanism which legally segregates the invested assets. The Company maintains the right of offset on general account assets and liabilities reinsured on both a coinsurance with funds withheld and modified coinsurance basis, but we have elected to present balances due from and due to reinsurance counterparties on a gross basis, as reinsurance recoverables and funds withheld liability for ceded reinsurance or funds withheld at interest for assumed reinsurance on the consolidated balance sheets. Separate account assets and liabilities assumed on a modified coinsurance basis are reported on a net basis on the consolidated balance sheets. Revenues from the reinsurance of separate accounts, however, is recorded as premiums or policy charges and fee income on the consolidated statements of operations.
Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances
Value of Business Acquired
Value of business acquired (“VOBA”) is an intangible asset that represents the portion of a purchase price allocated to the estimated value of the right to receive future cash flows and earnings of acquired insurance and investment contracts. It is determined as of the date of the acquisition for the acquired contracts in-force, and positive VOBA is initially measured as the excess of book value of the policy liabilities over the actuarially estimated present value of future cash flows. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company tests the aggregate recoverability of positive VOBA by comparing the existing balance to the present value of future profitability.
For certain transactions, the fair value of cash flows related to acquired insurance and investment contracts results in an obligation which exceeds the book value of policy liabilities, requiring additional reserves (“negative VOBA”). Negative VOBA is presented separately from VOBA as an additional reserve included either in the reserve for future policy benefits or other policyholder funds and benefits payable on the balance sheets, depending on the presentation for the underlying contracts generating the amount.
Deferred Acquisition Costs
As noted in the Reinsurance section above, specific to assumed block reinsurance, the excess of reserves and ceding commission over assets received is recorded as DAC. In addition, incremental direct costs such as commissions are capitalized when incurred if directly related to the successful acquisition of new or existing insurance contracts and incurred on a non-level or non-recurring basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Unearned Revenue Reserve
As noted in the Reinsurance section above, a net gain on assumed reinsurance resulting from the excess of asset received over reserves and ceding commissions is recorded as URR within other policyholder funds and benefits payable on the consolidated balance sheets.
Amortization of Deferred Acquisition Costs and Other Balances
The Company amortizes VOBA, DAC, URR and other balances (e.g., adjustments associated with FIA MRBs) through net income on a constant-level basis over the expected term for a group of contracts (i.e., cohorts), using the same cohorts used to estimate the related liabilities for those contracts. Inputs and assumptions are required for determining the expected term of contracts and are consistent with those used to estimate the related liabilities. The determination of such assumptions uses actuarially accepted methods to estimate decrement rates related to policyholder behavior for lapses, withdrawals (surrenders) and mortality.
The constant-level basis approximates a pattern of straight-line amortization at an individual contract level, and uses a basis specific to the underlying product, generally policy counts or gross premiums. The amortization rate is calculated at the end of each reporting period and is inclusive of actual experience for the reporting period and any assumption updates. The revised amortization rate is applied prospectively from the beginning of the current reporting period. Amortization can never result in an increase of the VOBA, DAC or URR balance initially established.
Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for further information.
Income Taxes
We measure income taxes using the asset and liability method, where deferred income taxes are recognized to represent the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. We evaluate the likelihood of realizing the benefit of the DTA, and if required, record a valuation allowance to reduce the total DTA, net of valuation allowance, to an amount that will more likely than not be realized. The Company classifies interest and penalties (if applicable) as income tax expense in the consolidated statements of operations.
Refer to Note 14 - Income Taxes for additional information.
Goodwill
Goodwill represents the excess of the purchase price of an acquired business over the fair value of identifiable net assets acquired and is allocated to identified reporting units. Goodwill is not amortized but is evaluated for impairment on an annual basis or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment evaluation includes a qualitative assessment and, when considered necessary, a quantitative assessment.
The Company has the option to initially perform an assessment of qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the reporting unit is less than its carrying amount, we then perform a quantitative assessment. If the carrying values of the reporting units exceed their fair value, an impairment loss is recognized and the carrying amount of goodwill is adjusted.
Refer to Note 8 - Goodwill and Other Intangible Assets for additional information.
Other Intangible Assets
Other intangible assets with definite lives consist of software amortized over a period not to exceed seven years. Other intangible assets with indefinite lives primarily consist of state insurance licenses and are not amortized but are reviewed annually in the Company’s impairment evaluation. They will be tested for impairment more frequently if an event occurs or circumstances change to indicate the fair value of indefinite-lived other intangible assets is less than the carrying value.
Refer to Note 8 - Goodwill and Other Intangible Assets for additional information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Separate Accounts
The Company has issued VA and life insurance contracts through its separate accounts, which represent funds maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, with the exception of any contractual minimum guarantees made by the Company with respect to certain accounts, which are considered MRBs. The Company’s separate accounts include the variable account value portion of VA, variable life insurance products and individual, institutional, and governmental investment contracts. The Company has reinsured certain separate accounts on a modified coinsurance basis to related parties and unaffiliated reinsurers.
Separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. We report separate account assets as a summary total based on the fair value of the underlying investments. A corresponding summary total of separate account liabilities is reported at an amount equal to separate account assets and represents the account balance to be returned to the contractholder. The investment risk is solely borne by the contractholders and investment income and investment related and unrealized gains and losses of the separate accounts directly accrue to the contractholders; therefore, they are not recognized in the consolidated statements of operations. The Company recognizes fee income for investment management, certain administrative services and cost of insurance charges.
Refer to Note 9 - Separate Accounts for additional information and Note 12 - Market Risk Benefits for further information.
Reserve for Future Policy Benefits
Reserve for future policy benefits represent estimated insurance liabilities and primarily consist of the liability for future policy benefits (“LFPB”) and deferred profit liability (“DPL”) related to life-contingent payout annuities, as well as additional liabilities for universal life with secondary guarantee ("ULSG") contracts. Reserve for future policy benefits also consists of LFPB related to traditional long-duration insurance reserves for whole life and guaranteed term life insurance and other contracts.
Liability for Future Policy Benefits
The LFPB includes reserves for life-contingent contract annuitizations, including structured settlements and terminal funding agreements and traditional life insurance contracts. Insurance contracts are grouped into cohorts based on issue year and contract type for purposes of recognizing the LFPB. For contracts acquired through an inforce reinsurance arrangement or business combination, multiple issue years prior to the acquisition date are generally aggregated for purposes of identifying a single, issue-year cohort as of the acquisition date.
The LFPB is calculated using standard actuarial methods, which consider the present value of future benefits and related expenses to be paid, less the present value of the portion of future premiums required. Such calculations are measured using updated cash flow and discount rate assumptions. The Company updates the LFPB at least quarterly for actual experience and future cash flow assumptions are evaluated at least annually. Cash flow assumptions include, among others, mortality and lapse rates, and are reviewed and updated, as needed, following the Company’s assumption review. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. The effect on the LFPB attributable to updates for actual experience and updates in cash flow assumptions are both recorded as benefits and losses. However, actual experience (e.g., paid claims) is reported as benefits and losses while remeasurement of the LFPB for the effect of cash flow assumption updates is reported as a separate remeasurement gain or loss.
The LFPB is computed at amounts that, with additions from interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations as they become due or in the event of an insured’s death.
Cash flows are discounted using an upper-medium grade, fixed-income instrument yield (the equivalent of a low credit risk, Single A corporate bond rate). We establish the upper-medium grade yield for each cohort as of contract inception. For contracts issued evenly throughout a reporting period (or subsequent annuitizations for life-contingent payout annuities), a weighted-average discount rate is calculated on a quarterly basis. For contracts acquired through an inforce reinsurance arrangement or business combination, the contract inception date is identified as the acquisition date. In subsequent measurement periods, reserve accretion is calculated using the locked-in yield curve established at contract inception and is recorded as benefit expense through net income.
The LFPB is additionally remeasured each reporting period using current upper-medium grade yields, and the effect on the LFPB attributable to changes in the discount rate is recorded in OCI. When developing an upper-medium grade yield curve, the Company maximizes the use of observable data as of each valuation date to reflect the duration characteristics of the insurance liabilities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Deferred Profit Liability
The DPL is recognized at contract inception of limited-payment contracts and represents the profit margin in premiums paid over a shorter duration than the claim payment period. The DPL accretes interest similar to the LFPB and is amortized in a constant relationship with expected future benefits payments for annuity contracts and insurance in force for life contracts. Amortization is recognized in benefits and losses within the consolidated statements of operations.
Consistent with the LFPB, the Company updates the DPL at least quarterly for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the DPL attributable to updates in cash flow assumptions is reported as a separate remeasurement gain or loss within benefits and losses in the consolidated statements of operations.
Additional Liabilities for Other Insurance Benefits
Additional liabilities for other insurance benefits primarily relate to ULSG benefits which provide additional protection against policy termination and may continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. The reserve is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected contract assessments and investment margin. Present values are determined using the contract rate, and interest accrues on the liability using the same rate. The reserve is reduced by the amount of cumulative excess payments but is never reduced below zero. Consistent with the LFPB, the reserve calculation is updated on a quarterly basis for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the additional liabilities attributable to updates in cash flow assumptions is reported as a separate remeasurement gain or loss within benefits and losses in the consolidated statements of operations.
Refer to Note 10 - Reserve for Future Policy Benefits for additional information regarding the liability for future policy benefits and additional liabilities for other insurance benefits.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily consists of policyholder account balances (“PAB”), URR, negative VOBA, and other balances. Refer to the Reinsurance and VOBA policy sections above for additional information on URR and negative VOBA. Other balances primarily include FIA host offsets, which are amounts used to offset the value of the MRB at contract inception and is further described in the MRB policy section below.
Policyholder Account Balances
PABs represent the fixed contract value that has accrued to the benefit of the policyholder as of the balance sheet date and are applicable for non-life contingent payout annuities and contracts with explicit account values, including VA, fixed annuities, COLI, and other investment or universal life-type contracts (“UL”). This liability is primarily measured as accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. The liability recognized for non-life contingent payout annuities, including structured settlements, is measured as the present value of future payments using the effective yield at contract inception. Significant changes in experience or assumptions related to PABs for UL-type products may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
FIA contract balances appreciate based on a guaranteed minimum crediting rate or the performance of market indices and generally protect the contract owner against loss of principal. FIAs allow the policyholder to elect a fixed interest rate return or an equity market index and may include living withdrawal benefits or enhanced annuitization benefits.
For FIA contracts where an equity market index is elected, the account value attributable to equity performance, is not clearly and closely related to the host contract and is recognized as an embedded derivative. The host contract, identified as the non-variable guaranteed minimum contract value, is initially measured as the contract inception account value less a host contract adjustment equal to the initial fair value of the embedded derivative. The PAB liability reported on the consolidated balance sheets is equal to the sum of the fair value of the embedded derivative and the host contract.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
The fair value of the embedded derivative is measured as the present value of cash flows attributable to the indexed strategies and is derived using assumptions to estimate future account values. The embedded derivative cash flows are discounted using a rate that reflects our own credit rating. The host contract adjustment is subsequently accreted over the underlying policy’s expected life using a locked-in accretion rate determined at contract issuance.
Refer to Note 11 - Other Policyholder Funds and Benefits Payable and Note 5 - Fair Value Measurements for additional information.
Market Risk Benefits
The Company historically issued and assumes via reinsurance certain guarantees and product features on VA and FIA products which protect the contractholder from, and expose the Company to, other-than-nominal capital market risk. The Company recognizes these features as MRBs, which include guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum income benefit (“GMIB”) for VA products, as well as guaranteed lifetime withdrawal benefit (“GLWB”) and expected annuitization benefits for FIA products.
MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset and are reported separately as MRB liabilities or assets on the consolidated balance sheets as there is no legal right of offset between contracts.
The fair value of MRBs is measured as the present value of expected future benefits payments to contractholders, less the present value of expected fees attributable to the MRB, if applicable. The cash flows associated with MRBs are discounted utilizing a risk-free discount rate, plus an applicable credit spread for the instrument-specific credit risk (“ISCR”). To estimate the appropriate credit spread, the Company considers its own credit risk for directly written and assumed contracts and the reinsurer’s credit risk for reinsured MRBs. Changes in the fair value of MRBs are recorded as the change in MRBs in the consolidated statements of operations, excluding portions attributed to changes in the Company’s own credit risk, which are recorded in OCI. For reinsured MRBs, changes in the MRB attributable to changes in the reinsurer’s nonperformance risk are recognized as part of the change in MRBs in the consolidated statements of operations.
At contract inception, we assess the fees and assessments collectible from the policyholder and to the extent they are attributable to the MRB, identify them as attributed fees to be used in MRB measurement. MRBs are measured and recognized at contract inception using this attributed fee method, and for FIA contracts with a day 1 MRB liability, an equivalent contra-liability, referred to as a host offset, is recognized in other policyholder funds and benefits payable on the consolidated balance sheets.
Upon annuitization of the contract or the extinguishment of the account balance, the MRB, related annuity contract and unamortized deferred costs are derecognized, including amounts within AOCI, and a LFPB and DPL for the remaining payout annuity contract is established, as applicable.
Directly written and assumed MRBs are not reduced for those riders that are ceded under reinsurance agreements. Instead, reinsured MRBs (“ceded MRBs”) are measured at fair value and are separately recorded in reinsurance recoverables on the consolidated balance sheets.
Refer to Note 12 - Market Risk Benefits for additional information.
Revenue Recognition
For investment and UL contracts such as VA, fixed annuities, and COLI, amounts collected from policyholders are considered deposits and are not included in revenues. Policy charges and fee income are recognized in the period in which services are provided, and primarily consists of fees for policy administration, cost of insurance charges or surrender charges assessed against PABs. For traditional life products, premiums are recognized as revenue when due from policyholders.
Adoption of New Accounting Standards
Reference Rate Reform (Topic 848) (ASU 2020-04, ASU 2021-01, and ASU 2022-06)
ASU 2020-04 and ASU 2021-01 provided practical expedients as codified within Topic 848 which were intended to ease operational burdens related to modifications to certain contracts, hedges and derivatives compelled due to reference rate reform. Each ASU was effective at issuance, adopted by the Company in prior years, and did not have a material effect on our financial statements. ASU 2022-06 deferred the sunset of Topic 848 from December 31, 2022 to December 31, 2024, at which point the practical expedients within Topic 848 after adoption are no longer be available. As of January 1, 2024, all ASUs were adopted and it did not have a material effect on our financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Fair Value Measurements of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03)
ASU 2022-03 applies to both holders and issuers of equity and equity-linked securities measured at fair value and clarifies that a contractual sales restriction is not considered in measurement. The amendments are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, with early adoption permitted. The Company adopted the provisions of ASU 2022-03 on January 1, 2024, and it did not have a material effect on our financial statements.
Segment Reporting - Improvements to Reportable Segment Disclosures (ASU 2023-07)
ASU 2023-07 requires additional disclosures regarding the Company’s CODM and significant segment expenses that are regularly provided to and used by the CODM in managing the business. The ASU also clarified the expanded disclosures will be applicable to entities with a single reportable segment. We adopted these updates effective January 1, 2024.
Refer to Note 2 - Segment Information for additional information.
Recently Issued Accounting Standards
Induced Conversions of Convertible Debt Instruments (ASU 2024-04)
ASU 2024-04 will clarify requirements for determining whether certain settlements of convertible debt instruments should be accounted for as an induced conversion or a debt extinguishment. The amendments are effective for the Company in fiscal years beginning after December 15, 2025 and interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating the impact of this guidance on the financial statements.
Income Statement – Expense Disaggregation Disclosures
ASU 2024-03 will require additional disclosures regarding specific expense categories. The amendments are effective for the Company in fiscal years beginning after December 15, 2026, and interim periods beginning after December 15, 2027, with early adoption permitted. The Company is currently evaluating the impact of this guidance on the financial statements.
Income Taxes - Improvements to Income Tax Disclosures (ASU 2023-09)
ASU 2023-09 will require additional disclosures with respect to taxes paid and the Company's effective tax rate reconciliation for federal, state, and foreign income taxes. The amendments are effective for the Company in fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is currently evaluating the impact of this guidance on its 2025 financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
2.Segment Information

The following presents revenues from premiums and policy charges and fee income, as well as deposits on PABs, recorded in benefits and losses on the consolidated statements of operations, by product:
	Year Ended December 31,
	2024	2023	2022
Deposits
Variable annuities	$2	$2	$447
Fixed annuities	—	—	1
Fixed indexed annuities	394	469	188
Payout annuities	212	243	233
Universal life and other	—	2	—
Total deposits	$608	$716	$869

Revenues
Variable annuities	$440	$459	$292
Fixed annuities	1	1	1
Fixed indexed annuities	21	17	60
Payout annuities	66	61	46
Universal life and other	185	196	209
Total revenues	$713	$734	$608
Total assets for the single reportable segment are included within the consolidated balance sheets. Revenues and long-lived assets are exclusively concentrated in the U.S.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3.Investments
Available-for-Sale Debt Securities
Major security types for AFS structured debt securities include the following:
•ABS: securities backed by leases, receivables, credit cards, and consumer loans (e.g., auto loans, education loans, and home equity loans).
•CLOs: securities collateralized by corporate bonds and bank loans, including those associated with commercial real estate.
•CMBS: commercial and other multi-family mortgage-backed and agency pass-through securities.
•RMBS: residential and other single-family mortgage-backed and agency pass-through securities, as well as collateralized mortgage obligations.

The following table presents the balances of AFS debt securities, by major security type:
	Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
As of December 31, 2024
Fixed maturities, available-for-sale
Asset-backed securities	$467	$—	$3	$(14)	$456
Collateralized loan obligations	1,537	—	15	(3)	1,549
Commercial mortgage-backed securities	982	(1)	5	(106)	880
Corporate bonds	9,626	(2)	1	(1,673)	7,952
Foreign government and agencies	510	—	2	(50)	462
Municipal bonds	683	—	—	(144)	539
Residential mortgage-backed securities	380	(1)	2	(46)	335
U.S. Treasury bonds	1,347	—	—	(415)	932
Total fixed maturities, available-for-sale	$15,532	$(4)	$28	$(2,451)	$13,105

Short-term investments, available-for-sale	$62	—	—	—	$62

As of December 31, 2023
Fixed maturities, available-for-sale
Asset-backed securities	$376	$—	$3	$(16)	$363
Collateralized loan obligations	970	(2)	3	(5)	966
Commercial mortgage-backed securities	1,639	(7)	—	(186)	1,446
Corporate bonds	11,245	(7)	22	(1,715)	9,545
Foreign government and agencies	442	—	10	(48)	404
Municipal bonds	961	—	—	(158)	803
Residential mortgage-backed securities	508	—	—	(63)	445
U.S. Treasury bonds	1,194	—	—	(312)	882
Total fixed maturities, available-for-sale	$17,335	$(16)	$38	$(2,503)	$14,854

Short-term investments, available-for-sale	$28	—	—	—	$28

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following table presents the balances of AFS debt securities, by contractual maturity:
	As of December 31, 2024		As of December 31, 2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$398	$393	$392	$380
Over one year through five years	2,072	1,960	2,305	2,178
Over five years through ten years	2,372	2,098	3,351	2,960
Over ten years	7,386	5,496	7,822	6,144
Structured securities	3,366	3,220	3,493	3,220
Total	$15,594	$13,167	$17,363	$14,882

Estimated maturities may differ from contractual maturities due to call or prepayment provisions, due to the potential for variability in payment speeds (i.e., prepayments or extensions).

The following tables present the Company’s unrealized loss aging for AFS debt securities, by major security type and length of time that the securities were in a continuous unrealized loss position:
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
As of December 31, 2024
Fixed maturities, available-for-sale
Asset-backed securities	$64	$(3)	$177	$(11)	$241	$(14)
Collateralized loan obligations	203	(3)	—	—	203	(3)
Commercial mortgage-backed securities	55	(2)	709	(104)	764	(106)
Corporate bonds	497	(24)	6,916	(1,649)	7,413	(1,673)
Foreign government and agencies	185	(7)	190	(43)	375	(50)
Municipal bonds	2	—	533	(144)	535	(144)
Residential mortgage-backed securities	33	—	299	(46)	332	(46)
U.S. Treasury bonds	168	(3)	757	(412)	925	(415)
Total fixed maturities, available-for-sale	$1,207	$(42)	$9,581	$(2,409)	$10,788	$(2,451)

As of December 31, 2023
Fixed maturities, available-for-sale
Asset-backed securities	$75	$(2)	$181	$(14)	$256	$(16)
Collateralized loan obligations	238	(1)	296	(4)	534	(5)
Commercial mortgage-backed securities	43	(4)	1,373	(182)	1,416	(186)
Corporate bonds	376	(32)	8,299	(1,683)	8,675	(1,715)
Foreign government and agencies	1	—	290	(48)	291	(48)
Municipal bonds	8	(1)	794	(157)	802	(158)
Residential mortgage-backed securities	—	—	408	(63)	408	(63)
U.S. Treasury bonds	6	(4)	870	(308)	876	(312)
Total fixed maturities, available-for-sale	$747	$(44)	$12,511	$(2,459)	$13,258	$(2,503)

As of December 31, 2024, AFS debt securities in an unrealized loss position consisted of 3,242 positions due to increasing interest rates, partially offset by the narrowing of credit spreads since the purchase and/or application of pushdown accounting dates.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities. The decision to record credit losses on AFS debt securities in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations, resulting in realized losses in future periods.
Sales
Proceeds from sales of AFS debt securities were $1,840, $1,304 and $5,897 for the years ended December 31, 2024, 2023 and 2022, respectively.
Allowance for Credit Losses
Developing the Company’s best estimate of expected future cash flows for ACL on AFS debt securities is a quantitative and qualitative process that incorporates information received from third-party sources, along with certain internal assumptions regarding the future performance. Cash flows are discounted at the effective yield that is used to record interest income. The Company's considerations include, but are not limited to: (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to: economic and industry-specific trends and fundamentals, instrument-specific developments, including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.
For structured securities, assumptions include, but are not limited to: various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTV"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following presents a rollforward of the ACL for AFS debt securities, by major security type:
	Collateralized Loan Obligations	Commercial Mortgage-Backed Securities	Corporate Bonds	Residential Mortgage-Backed Securities	Total
Balance as of January 1, 2022	$—	$—	$—	$—	$—
Initial credit losses	—	—	1	—	1
Reduction for sales	—	—	(1)	—	(1)
Balance as of December 31, 2022	$—	$—	$—	$—	$—

Initial credit losses	2	7	8	—	17
Reduction for sales	—	—	(1)	—	(1)
Balance as of December 31, 2023 [1]	2	7	7	—	16

Initial credit losses	—	4	1	1	6
Reduction for sales	—	(2)	—	—	(2)
Additional decreases	(2)	(8)	(6)	—	(16)
Balance as of December 31, 2024 [1]	$—	$1	$2	$1	$4
[1]As of December 31, 2024 and 2023, the Company held no purchased credit deteriorated (“PCD”) AFS debt securities.

Net Investment Income

Net investment income by asset class consists of the following:
	Year Ended December 31,
	2024	2023	2022
Fixed maturities	$645	$641	$604
Equity securities	4	11	10
Mortgage loans	72	80	74
Policy loans	99	90	82
Investment funds	75	116	168
Other investments	(30)	—	(10)
Short-term investments	70	54	16
Funds withheld liability	(392)	(381)	(136)
Investment expense	(28)	(21)	(30)
Total net investment income	$515	$590	$778

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
Investment Related Losses, Net

Investment related losses, net, by asset class consists of the following:
	Year Ended December 31,
	2024	2023	2022
Available-for-sale debt securities
Gross gains on sales	7	1	2
Gross losses on sales	(199)	(194)	(532)
Net realized gain/loss on other disposals	(21)	(12)	—
Net realized investment related losses on available-for-sale debt securities	(213)	$(205)	$(530)

Provision for credit losses on fixed maturities, available-for-sale	9	(16)	(1)
Net recognized investment related gains (losses) on fair value option fixed maturities	17	(11)	(21)
Net realized investment related gains (losses) on equity securities	(1)	12	5
Net unrealized investment related gains (losses) on equity securities still held at the end of the period	18	(8)	(24)
Provision for credit losses on mortgage loans	6	(11)	(3)
Net recognized investment related gains on investment funds	30	41	16
Embedded derivatives [1]	(80)	(473)	916
Freestanding derivatives [1]	(449)	(926)	(297)
Modified coinsurance assets [2]	169	671	98
Fixed indexed annuities hedge program	23	22	(247)
Other, net	(22)	(25)	12
Investment related losses, net	$(493)	$(929)	$(76)
[1]Refer to the Non-Qualifying Derivatives section of Note 4 — Derivatives for additional information.
[2]Represents the remainder return on the modified coinsurance assets.

Accrued Interest Receivable

Accrued interest receivable, by asset class, recorded in other assets on the consolidated balance sheets, consists of the following:
	As of December 31,
	2024	2023
Available-for-sale debt securities	$160	$161
Mortgage loans	6	6

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
Mortgage Loans

The following presents the Company’s mortgage loans, by geographic location:
	As of December 31,
	2024		2023
	Amortized Cost	Percent of Total	Amortized Cost	Percent of Total
East North Central	$90	4.9%	$87	4.3%
East South Central	29	1.6%	34	1.7%
Middle Atlantic	180	9.7%	175	8.6%
Mountain	163	8.8%	176	8.6%
New England	69	3.7%	70	3.4%
Pacific	378	20.4%	462	22.6%
South Atlantic	572	30.9%	621	30.3%
West North Central	42	2.3%	40	1.9%
West South Central	192	10.4%	213	10.4%
Other [1]	136	7.3%	167	8.2%
Total mortgage loans	$1,851	100.0%	$2,045	100.0%
[1]Primarily represents loans collateralized by multiple properties in various regions.

The following table presents the Company’s mortgage loans, by property type:
	As of December 31,
	2024		2023
	Amortized Cost	Percent of Total	Amortized Cost	Percent of Total
Industrial	$571	30.8%	$711	34.8%
Multifamily	518	28.0%	617	30.2%
Office	271	14.6%	340	16.6%
Retail	491	26.6%	377	18.4%
Total mortgage loans	$1,851	100.0%	$2,045	100.0%

Allowance for Credit Losses
Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two years to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt service coverage ratios ("DSCRs") and LTVs over the forecasted period. The Company's process also considers qualitative factors. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios. When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral, less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral, such as changes in projected property value estimates.
As of December 31, 2024 and 2023, the Company did not have any mortgage loans for which an ACL was established on an individual basis.
As of December 31, 2024 and 2023, the Company held no PCD or held-for-sale mortgage loans.

The following table presents a rollforward of the ACL for mortgage loans:
	Year Ended December 31,
	2024	2023	2022
Beginning balance	$26	$15	$12
Provision for credit losses	(6)	11	3
Sales	(2)	—	—
Additional decreases	(2)		—
Ending balance	$16	$26	$15

The change in the allowance for the year ended December 31, 2024 and 2023 was primarily attributable to changes in market conditions and an update in assumptions. The increase in the allowance for the year ended December 31, 2022 was primarily attributable to the deteriorating economic conditions and the potential impact on real estate property valuations and, to a lesser extent, net additions of new loans.
Loan Modifications
The Company may modify the terms of a loan when the borrower is experiencing financial difficulties, as a means to optimize recovery of amounts due on the loan. Modifications may involve temporary relief, such as payment forbearance for a short period time or may involve more substantive modifications such as interest rate relief or maturity extensions. Changes to loan terms, pursuant to a modification agreement, are factored into the analysis of the loan’s expected credit losses, under the allowance model applicable to the loan.
For the year ended December 31, 2024, the Company granted modifications related to one commercial mortgage loan borrower experiencing financial difficulty. The borrower was granted a 3-year maturity extension with a continuation of the existing fixed interest rate, which was determined to be below-market.
The carrying value of the loan as of December 31, 2024 was approximately $35 (1.9%) of the total carrying value of the Company’s commercial mortgage loan portfolio. As of December 31, 2024 the loan was considered performing as it was current on contractual payments.
Credit Quality Indicators
The weighted-average LTV ratio at origination of the Company’s mortgage loans held as of December 31, 2024 was 30.2%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals performed at origination and updated as necessary. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments which are updated no less than annually through reviews of underlying properties.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following presents the LTV ratio and DSCR for mortgage loans, by origination year:
As of December 31, 2024
	2024	2023	2022	2021	2020	Prior	Total
Amortized cost for loan-to-values:
Greater than 80%	$—	$—	$54	$15	$—	$55	$124
65% to 80%	—	3	98	90	21	205	417
Less than 65%	13	34	264	158	37	804	1,310
Total	$13	$37	$416	$263	$58	$1,064	$1,851

Amortized cost for debt service coverage ratios:
Greater than 1.50x	$5	$—	$209	$198	$52	$940	$1,404
1.15x to 1.50x	8	—	108	28	6	110	260
0.95x to 1.15x	—	34	27	15	—	13	89
Less than 0.95x	—	3	72	22	—	1	98
Total	$13	$37	$416	$263	$58	$1,064	$1,851

Average loan-to-value for debt service coverage ratios:
Greater than 1.50x	13.1%	—%	57.6%	58.5%	60.5%	50.1%	52.7%
1.15x to 1.50x	37.2%	—%	47.7%	62.4%	62.6%	72.6%	59.9%
0.95x to 1.15x	—%	43.5%	69.0%	88.0%	—%	68.3%	62.4%
Less than 0.95x	—%	70.9%	79.1%	51.4%	—%	—%	72.7%
Weighted average	27.4%	45.9%	59.5%	60.0%	60.7%	52.7%	55.2%

As of December 31, 2023
	2023	2022	2021	2020	2019	Prior	Total
Amortized cost for loan-to-values:
Greater than 80%	$—	$56	$16	$—	$—	$48	$120
65% to 80%	—	81	137	23	27	175	443
Less than 65%	19	235	198	49	165	816	1,482
Total	$19	$372	$351	$72	$192	$1,039	$2,045

Amortized cost for debt service coverage ratios:
Greater than 1.50x	$—	$239	$301	$72	$171	$952	$1,735
1.15x to 1.50x	3	50	29	—	13	87	182
0.95x to 1.15x	16	19	16	—	8	—	59
Less than 0.95x	—	64	5	—	—	—	69
Total	$19	$372	$351	$72	$192	$1,039	$2,045

Average loan-to-value for debt service coverage ratios:
Greater than 1.50x	—%	54.3%	58.6%	55.9%	54.2%	49.4%	52.4%
1.15x to 1.50x	51.6%	38.6%	62.2%	—%	69.5%	61.5%	55.7%
0.95x to 1.15x	39.8%	77.5%	84.3%	—%	76.9%	—%	68.8%
Less than 0.95x	—%	77.1%	50.3%	—%	—%	—%	75.2%
Weighted average	42.7%	57.4%	59.7%	55.9%	56.3%	50.4%	54.0%
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2024 and 2023, the Company held no mortgage loans considered past due.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's consolidated balance sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's consolidated balance sheets.

As noted above, the Company’s current positions do not permit net presentation, however, the following presents the potential effect of rights of setoff associated with repurchase agreements:
	As of December 31,
	2024	2023
Gross amounts recognized	$(354)	$(421)

Gross amounts not offset:
Financial instruments [1]	391	439
Net amount	$37	$18
[1]Included within fixed maturities and short-term investments on the Company's consolidated balance sheets.

Refer to Note 4 - Derivatives the potential effect of rights of set-off associated with recognized derivative assets and liabilities.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2024 and 2023, the fair value of securities on deposit was $12 and $22, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives.
Variable Interest Entities
As of December 31, 2024 and 2023, the Company did not hold any investment in a VIE for which it was the primary beneficiary. The Company’s risk of loss associated with non-consolidated investments depends on the investment. Investment funds are limited to the Company’s share of the investee’s net assets plus unfunded commitments. Fixed maturities are limited to amortized cost and unfunded commitments.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following summarizes the carrying value and maximum loss exposure of these non-consolidated investments:
	As of December 31,
	2024		2023
(in billions)	Carrying Value	Maximum Exposure to Loss	Carrying Value	Maximum Exposure to Loss
Investment funds	$1.3	$1.8	$1.4	$2.0
Fixed maturities	3.7	4.0	4.1	4.5
Total non-consolidated investments	$5.0	$5.8	$5.5	$6.5

Equity Method Investments
For the year ended December 31, 2024, aggregate net investment income from investment funds exceeded 10% of the Company’s pre-tax net income.

Accordingly, the Company is disclosing summarized financial data in the following table which reflects the latest available financial information:
	As of December 31,
(in billions)	2024	2023
Total assets	$136.3	$176.4
Total liabilities	12.8	29.4
Net income	10.8	12.7

The above aggregated summarized financial data does not represent the Company’s proportionate share of the investment's assets or earnings.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The following table discloses the Company’s investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholder's equity, other than the U.S. government and certain U.S. government agencies:

Issuer	Market Value
PIMCO PRIVATE INCOME FUND ONSHORE FEEDER LLC	$168
AG ABC STRUCTURED NOTE LP (EQUITY)	146
SIXTH STREET LENDING PARTNERS	133
MCF CLO VI LLC	132
WELLS FARGO & COMPANY	128
PIMCO COMMERCIAL REAL ESTATE DEBT FUND II RATED NOTE VEHICLE I L	125
BANK OF AMERICA CORPORATION	120
ORACLE CORPORATION	96
UPFRONT VENTURES	91
MORGAN STANLEY	91
JPMORGAN CHASE & CO.	89
THE GOLDMAN SACHS GROUP, INC.	86
AMGEN INC.	85
MITSUBISHI UFJ FINANCIAL GROUP, INC.	82
THE BOEING COMPANY	82
MIZUHO FINANCIAL GROUP, INC.	79
FEDERAL HOME LOAN MORTGAGE CORPORATION	74

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4.Derivatives
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy, as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default and currency exchange rate exposures or movements. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies.
Derivatives Designated and Qualifying as Hedging Instruments
Some of the Company's derivatives satisfy hedge accounting requirements, as outlined in Note 1 - Basis of Presentation and Significant Accounting Policies. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts.
The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates.
Derivatives Not Designated as Hedging Instruments
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's VA products, as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities that either do not qualify or we have elected to forego hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2024 and 2023, there were no interest rate swaps in offsetting relationships.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Macro Hedge Program
The Company utilizes interest rate swaps, equity swaps, total return swaps, options, forwards, and futures to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMWB and GMDB claims, as well as lower VA fee revenue.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Product Embedded Derivatives
The Company has assumed through reinsurance certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements.
The Company formerly offered, and subsequently fully reinsured, certain UL products with index-linked features that also constitute an embedded derivative.
Ceded Modified Coinsurance Reinsurance Contracts
As of December 31, 2024 and 2023, the Company had approximately $779 and $877, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. As a result of this modified coinsurance arrangement, the Company has recorded an embedded derivative within the funds withheld liability on the consolidated balance sheets for the changes in fair value of investments held in trust which are subject to interest rate and credit risk.
Derivative Balance Sheet Classification
The following tables in this section exclude the following:
•Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below.
•Investments that contain an embedded credit derivative for which the Company has elected the FVO.

The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage:
	Notional Amount [4]	Fair Value
		Net	Assets	Liabilities
As of December 31, 2024
Designated and qualifying as hedges
Cash flow hedges
Interest rate swaps	$250	$(32)	$—	$32

Not designated as hedges
Embedded derivatives
Funds withheld on modified coinsurance [2] [3]	—	247	—	(247)
Fixed indexed annuities [2] [3]	—	(160)	480	640
Other [2] [3]	—	(5)	(9)	(4)
Total embedded derivatives	—	82	471	389

Freestanding derivatives [1]
Variable annuities macro hedge program	15,599	(29)	79	108
Foreign currency swaps and forwards	69	10	10	—
Interest rate swaps, swaptions, and futures	1,087	(254)	—	254
Total freestanding derivatives	16,755	(273)	89	362

Total not designated as hedges	16,755	(191)	560	751

Total derivatives	$17,005	$(223)	$560	$783

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)

The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage: (continued)
	Notional Amount [4]	Fair Value
		Net	Assets	Liabilities
As of December 31, 2023
Designated and qualifying as hedges
Cash flow hedges
Interest rate swaps	$250	$(29)	$—	$29

Not designated as hedges
Embedded derivatives
Funds withheld on modified coinsurance [2] [3]	—	302	—	(302)
Fixed indexed annuities [2] [3]	—	(135)	406	541
Other [2] [3]	—	—	(5)	(5)
Total embedded derivatives	—	167	401	234

Freestanding derivatives [1]
Variable annuities macro hedge program	10,340	5	151	146
Foreign currency swaps and forwards	202	12	12	—
Interest rate swaps, swaptions, and futures	1,087	(188)	—	188
Credit derivatives	500	10	10	—
Total freestanding derivatives	12,129	(161)	173	334

Total not designated as hedges	12,129	6	574	568

Total derivatives	$12,379	$(23)	$574	$597
[1]Represents the gross fair value of freestanding derivatives, excluding collateral, deferred premiums on pay-at-end options, and accrued income.
[2]For certain assumed and ceded reinsurance agreements the notional value is not indicative of the volume of activity. Refer to Note 5 - Fair Value Measurements and Note 6 - Reinsurance for additional information regarding the activity which generated the value of the embedded derivatives.
[3]These derivatives are not held for risk management purposes. Assets are recorded in reinsurance recoverables and liabilities in other policyholder funds and benefits payable and funds withheld liability.
[4]The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Offsetting of Derivative Assets / Liabilities

The following presents the effect or potential effect of rights of set-off associated with recognized derivative assets and liabilities:
	As of December 31,
	2024		2023
	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Gross amounts recognized [1]	$279	$(405)	$202	$(386)
Gross amounts offset [2]	(45)	371	(167)	329
Net amount presented [3]	234	(34)	35	(57)

Gross amounts not offset:
Cash collateral pledged (received) [2]	—	—	(30)	30
Net amount	234	(34)	5	(27)

Off-balance sheet securities collateral pledged (received) [4]	—	34	(1)	58
Net amount	$234	$—	$4	$31
[1]Represents the fair value of freestanding derivatives inclusive of accrued income and deferred premiums on pay-at-end options, but excluding collateral.
[2]Excludes the initial margin associated with exchange-traded derivative instruments included in other investments.
[3]Derivative assets and liabilities, including deferred premiums on options, cash collateral, and accrued interest, are presented on the Company's consolidated balance sheets in other investments and other liabilities, respectively.
[4]Non-cash collateral pledged (received) represents the variation margin on exchange-traded derivatives and excludes initial margin on exchange-traded derivatives. Non-cash collateral pledged is included within fixed maturities, AFS on the consolidated balance sheets. Non-cash collateral received is not recognized on our consolidated balance sheets unless the obligor (transferor) has defaulted under the terms of the secured contract and is no longer entitled to the pledged asset.

The following presents the amounts related to collateral pledged (received) in conjunction with derivative contracts:
	As of December 31,
	2024		2023
	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Cash collateral [1]	$(61)	$356	$(89)	$265
Initial margin on exchange-traded derivatives [2]
Cash collateral	—	35	—	42
Securities collateral	—	135	—	130
[1]Represents variation margin on exchange-traded derivatives which are included within the offsetting of derivatives table above.
[2]Excluded from the offsetting of derivatives table above.

Refer to Note 3 — Investments for the effect of rights of set-off associated with repurchase agreements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
As of December 31, 2024, there were no before tax deferred net losses on derivative instruments expected to be reclassified from AOCI to earnings over the next twelve months. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Refer to Note 17 — Equity for details regarding amounts recorded in and reclassified from AOCI for cash flow hedges.
Non-Qualifying Derivatives
For non-qualifying derivatives, including embedded derivatives that are required to be bifurcated from their host contracts, the gain or loss on the derivative is recognized within investment related losses, net.

The following is a summary of investment related losses, net related to derivatives not designated as hedges:
	Year Ended December 31,
	2024	2023	2022
Embedded derivatives
Modified coinsurance [1]	$(55)	$(424)	$711
Fixed indexed annuities	(25)	(54)	200
Other	—	5	5
Total embedded derivatives	(80)	(473)	916

Freestanding derivatives
Variable annuities macro hedge program	(388)	(897)	(1)
Foreign currency swaps and forwards	4	(1)	7
Interest rate swaps, swaptions, and futures	(71)	(40)	(306)
Credit derivatives	6	12	3
Total freestanding derivatives	(449)	(926)	(297)

Total	$(529)	$(1,399)	$619
[1]Excludes the remainder return on the modified coinsurance assets. Refer to Note 3 — Investments for additional details.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings. As of December 31, 2024, the Company was not entered in any credit default swaps contracts.

The following presents details of the Company’s investment grade risk exposure assumed through basket credit default swaps [1] as of December 31, 2023:
Notional Amount [3]	Fair Value	Weighted Average Years to Maturity	Underlying Referenced Credit Obligation [2]		Offsetting Notional Amount	Offsetting Fair Value
			Type	Average Credit Rating
$500	$10	5 years	Corporate Credit	BBB+	$—	$—
[1]Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.
[2]The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
[3]Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5.Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
•Level 1 — Fair values based primarily on unadjusted quoted prices for identical assets or liabilities, in active markets that the Company has the ability to access at the measurement date.
•Level 2 — Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
•Level 3    — Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair value uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
•Net Asset Value (“NAV”) — Other invested assets within separate accounts are typically measured using NAV as a practical expedient in determining fair value and are not classified in the fair value hierarchy. The carrying value reflects the pro rata ownership percentage as indicated by NAV in the investment’s financial statements, which may be adjusted if it is determined NAV is not calculated consistent with investment company fair value principles. The underlying investments may have significant unobservable inputs, which may include but are not limited to, comparable multiples and weighted average cost of capital rates applied in valuation models or a discounted cash flow model.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine the fair value of assets and liabilities that the Company has classified within Level 3.

The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis:
	Total	NAV / Netting [2]	Level 1	Level 2	Level 3
As of December 31, 2024
Assets
Fixed maturities, available-for-sale
Asset-backed securities	$456	$—	$—	$366	$90
Collateralized loan obligations	1,549	—	—	1,544	5
Commercial mortgage-backed securities	880	—	—	821	59
Corporate bonds	7,952	—	—	6,881	1,071
Foreign government and agencies	462	—	—	410	52
Municipal bonds	539	—	—	538	1
Residential mortgage-backed securities	335	—	—	335	—
U.S. Treasury bonds	932	—	—	932	—
Total fixed maturities, available-for-sale	13,105	—	—	11,827	1,278

Fair value option fixed maturities	326	—	—	—	326
Equity securities	134	—	9	101	24
Investment funds	270	—	—	—	270
Freestanding derivatives [1]	234	145	5	(1)	85

Short-term investments
Loans issued by related parties	540	—	—	—	540
Other	797	—	678	57	62
Total short-term investments	1,337	—	678	57	602

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis: (continued)
	Total	NAV / Netting [2]	Level 1	Level 2	Level 3

Reinsurance recoverables
Fixed indexed annuities hedge program	176	—	—	—	176
Fixed indexed annuities embedded derivative	480	—	—	—	480
Ceded other embedded derivatives	(9)	—	—	—	(9)
Ceded market risk benefits	405	—	—	—	405
Total reinsurance recoverables	1,052	—	—	—	1,052

Market risk benefits	742	—	—	—	742
Separate account assets	91,480	197	56,643	34,639	1
Total assets	$108,680	$342	$57,335	$46,623	$4,380

Liabilities
Other policyholder funds and benefits payable
Fixed indexed annuities embedded derivatives	$640	$—	$—	$—	640
Other embedded derivatives	(4)	—	—	—	(4)
Total other policyholder funds and benefits payable	636	—	—	—	636

Market risk benefits	874	—	—	—	874

Funds withheld liability
Modified coinsurance embedded derivative	(131)	—	—	—	(131)
Related party modified coinsurance embedded derivative	(116)	—	—	—	(116)
Fixed indexed annuities hedge program retrocession	132	—	—	—	132
Total funds withheld liability	(115)	—	—	—	(115)

Freestanding derivatives [1]	34	(360)	—	298	96

Total liabilities	$1,429	$(360)	$—	$298	$1,491

As of December 31, 2023
Assets
Fixed maturities, available-for-sale
Asset-backed securities	$363	$—	$—	$313	$50
Collateralized loan obligations	966	—	—	847	119
Commercial mortgage-backed securities	1,446	—	—	1,440	6
Corporate bonds	9,545	—	—	8,054	1,491
Foreign government and agencies	404	—	—	404	—
Municipal bonds	803	—	—	803	—
Residential mortgage-backed securities	445	—	—	412	33
U.S. Treasury bonds	882	—	—	882	—
Total fixed maturities, available-for-sale	14,854	—	—	13,155	1,699

Fair value option fixed maturities	252	—	—	27	225
Equity securities	182	—	9	150	23
Investment funds	238	—	—	—	238

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis: (continued)
	Total	NAV / Netting [2]	Level 1	Level 2	Level 3
Freestanding derivatives [1]	35	(138)	11	22	140

Short-term investments
Loans issued by related parties	440	—	—	—	440
Other	741	—	661	52	28
Total short-term investments	1,181	—	661	52	468

Reinsurance recoverables
Fixed indexed annuities hedge program	193	—	—	—	193
Fixed indexed annuities embedded derivative	406	—	—	—	406
Ceded other embedded derivatives	(5)	—	—	—	(5)
Ceded market risk benefits	648	—	—	—	648
Total reinsurance recoverables	1,242	—	—	—	1,242

Market risk benefits	578	—	—	—	578
Separate account assets	89,514	200	54,877	34,389	48
Total assets	$108,076	$62	$55,558	$47,795	$4,661

Liabilities
Other policyholder funds and benefits payable
Fixed indexed annuities embedded derivatives	$541	$—	$—	$—	$541
Other embedded derivatives	(5)	—	—	—	(5)
Total other policyholder funds and benefits payable	536	—	—	—	536

Market risk benefits	1,074	—	—	—	1,074

Funds withheld liability
Modified coinsurance embedded derivative	(110)	—	—	(110)	—
Related party modified coinsurance embedded derivative	(192)	—	—	(192)	—
Fixed indexed annuities hedge program retrocession	145	—	—	—	145
Total funds withheld liability	(157)	—	—	(302)	145

Freestanding derivatives [1]	57	(306)	11	284	68

Total liabilities	$1,510	$(306)	$11	$(18)	$1,823
[1]Amounts in the Level 1, 2, and 3 columns represent the gross fair value of freestanding derivatives, excluding collateral and accrued income.
[2]“Netting” represents the fair value of freestanding derivatives as well as cash collateral and accrued income offset under master netting agreements. Refer to Note 4 — Derivatives for additional information regarding offsetting of derivatives.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market-based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market-based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
Modified coinsurance embedded derivatives represent the right to receive or obligation to pay the total return on the assets supporting the funds withheld liability, and are analogous to a total return swap with a floating rate leg. The fair value of the embedded derivatives on ceded modified coinsurance agreements are classified as Level 3 and measured as the unrealized gain (loss) on the underlying assets which are valued in the same manner as our other investments.
The fair value of freestanding derivatives is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC-cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments.
Fair values for FIA embedded derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.
Primary observable and unobservable inputs for Level 2 and Level 3 fair value measurements are described below.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Fixed Maturities
Structured Securities
Primary observable inputs include: benchmark yields and spreads; monthly payment information; collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions; and credit default swap indices. Primary observable inputs specific to ABS, CLOs, and RMBS include: estimates of future principal prepayments, derived from the characteristics of the underlying structure; and prepayment speeds previously experienced at the interest rate levels projected for the collateral.
Primary unobservable inputs include: independent broker quotes; and credit spreads and interest rates beyond the observable curves. Primary unobservable inputs specific to less liquid securities or those that trade less actively, including subprime RMBS include: estimated cash flows; credit spreads, which include illiquidity premium; constant prepayment rates; constant default rates; and loss severity.
Corporate Bonds
Includes private placement securities for which the Company has elected the fair value option.
Primary observable inputs include: benchmark yields and spreads; reported trades, bids, offers of the same or similar securities; issuer spreads; and credit default swap curves. Primary observable specific to investment grade privately placed securities that utilize internal matrix pricing include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature.
Primary unobservable inputs include: independent broker quotes; credit spreads beyond the observable curve; and interest rates beyond the observable curve. Primary unobservable inputs specific to below investment grade privately placed securities and private bank loans include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature.
Foreign Government and Agencies, Municipal Bonds, and U.S. Treasury Bonds
Primary observable inputs include: benchmark yields and spreads; issuer credit default swap curves; political events in emerging market economies; Municipal Securities Rulemaking Board reported trades and material event notices; and issuer financial statements.
Primary unobservable inputs include credit spreads and interest rates beyond the observable curves.
Equity Securities
Primary observable inputs include quoted prices in markets that are not active.
Primary unobservable inputs include internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions.
Investment Funds
Relates to certain investment funds for which the Company has elected the fair value option.
Primary observable inputs include: yield, duration, and spread duration for public securities of similar quality, maturity, and sector, adjusted for the non-public nature.
Primary unobservable inputs include: material non-public financial information and estimation of future distributable earnings.
Freestanding Derivatives
Credit Derivatives
Primary observable inputs include: swap yield curves; and credit default swap curves.
There are no primary unobservable inputs.
Foreign Currency Derivatives
Primary observable inputs include: the swap yield curve; currency spot and forward rates; and cross currency basis curves.
There are no primary unobservable inputs.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Interest Rate Swaps
Primary observable inputs include independent broker quotes and the swap yield curve.
Primary unobservable inputs include the swap yield curve beyond 50 years.
Equity Options, Forwards and Swaptions
Primary observable inputs include underlying asset price and interest rates.
Primary unobservable inputs include strike price, duration, and volatility.
Futures
Primary observable inputs include unadjusted quoted prices in active markets.
There are no primary unobservable inputs.
Short-Term Investments
Primary observable inputs include: benchmark yields and spreads; reported trades, bids, and offers; issuer spreads and credit default swap curves; and material event notices and new issue money market rates.
Primary unobservable inputs include independent broker quotes.
Fixed Indexed Annuities Embedded Derivatives
Primary observable inputs include: risk-free rates as represented U.S. Treasury par yield curve rates and market corporate bond spreads to derive forward curve rates; correlations of 10 years of observed historical returns across underlying well-known market indices; correlations of historical index returns compared to separate account fund returns; and equity index levels.
Primary unobservable inputs include: market implied equity volatility assumptions; credit standing adjustment assumptions; option budgets; and assumptions about policyholder behavior, such as withdrawal utilization, withdrawal rates, lapse rates, and reset elections.
The fair value for the FIA embedded derivatives are calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Benefits
The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.
Separate Account Assets
Separate account assets include fixed maturities, equity securities (largely consisted of mutual funds), mortgage loans, short-term investments, and other invested assets (largely consisted of investment funds and freestanding derivatives) that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company.
For other invested assets in which fair value represents a share of the NAV, 1% and 34% were subject to significant liquidation restrictions as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, there were no investment funds that did not allow any form of redemption.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.

The following table summarizes the significant unobservable inputs for level 3 fixed maturities, investment funds, freestanding derivatives and FIA embedded derivatives:
Fair Value [1]	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average [2]	Impact of Increase in Input on Fair Value [3]
As of December 31, 2024
Asset-backed securities
$45	Discounted cash flows	Spread	550bps to 575bps	562bps	Decrease

Commercial mortgage-backed securities:
$59	Discounted cash flows	Spread [4]	677bps to 677bps	677bps	Decrease

Corporate bonds:
$1,057	Discounted cash flows	Spread	46bps to 502bps	162bps	Decrease

Short-term investments:
$62	Discounted cash flows	Spread	619bps to 1,067bps	694bps	Decrease

Fair value option fixed maturities and investment funds
596	Discounted cash flows	Spread	(3)bps to 291bps	266bps	Decrease

Interest rate swaptions [10]:
77	Option model	Interest rate volatility	75bps to 86bps	82bps	Increase

Equity options and forwards [10]:
$(59)	Option model	Equity volatility	13.7% to 54.6%	24.8%	Increase

Fixed indexed annuities embedded derivatives:
$640	Option budget	Withdrawal rates [6]	0.0% to 15.9%	1.8%	Decrease
		Lapse rates [7]	0.3% to 50.0%	10.4%	Decrease
		Option budgets [8]	0.1% to 3.8%	1.5%	Increase
		Credit standing adjustment [9]	0.6% to 2.6%	1.5%	Decrease

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following table summarizes the significant unobservable inputs for level 3 fixed maturities, investment funds, freestanding derivatives and FIA embedded derivatives: (continued)
Fair Value [1]	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average [2]	Impact of Increase in Input on Fair Value [3]
As of December 31, 2023
Asset-backed securities
$50	Discounted cash flows	Spread	251bps to 426bps	316bps	Decrease

Collateralized loan obligations:
$59	Option model	Spread	268bps to 270bps	269bps	Decrease

Commercial mortgage-backed securities:
$6	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	1,041bps to 1,041bps	1,041bps	Decrease

Corporate bonds:
$1,421	Discounted cash flows	Spread	49bps to 894bps	246bps	Decrease

Residential mortgage-backed securities:
$14	Discounted cash flows	Spread [5]	387bps to 387bps	387bps	Decrease

Fair value option fixed maturities
$225	Discounted cash flows	Spread	2bps to 312bps	166bps	Decrease

Macro hedge program:
$(2)	Option model	Equity volatility	10.8% to 31.7%	17.9%	Increase
84		Interest rate volatility	0.2% to 2.9%	1.2%	Increase

Fixed indexed annuities embedded derivatives:
$541	Option budget	Withdrawal rates [6]	0.0% to 15.9%	1.7%	Decrease
		Lapse rates [7]	0.3% to 30.0%	6.4%	Decrease
		Option budgets [8]	0.1% to 3.8%	1.5%	Increase
		Credit standing adjustment [9]	0.6% to 2.5%	1.6%	Decrease
[1]Excludes securities for which the Company bases fair value on broker quotations.
[2]The weighted average is determined based on the fair value of the securities.
[3]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[4]Encompasses prepayment, default risk, and loss severity.
[5]Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.
[6]Range represents assumed annual percentage of allowable amount withdrawn.
[7]Range represents assumed annual percentages of policyholders electing a full surrender.
[8]Range represents assumed annual budget for index options.
[9]Range represents Company credit spreads.
[10]Equity options and forwards included in the macro hedge program. Interest rate swaptions included in both the macro hedge program and interest rate derivative strategies.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the consolidated financial statements.
Assets and liabilities are transferred in and/or out of Level 3 on the date the event or change in circumstances that caused the transfer occurs. The Company evaluates, at least annually, its valuation processes to determine if changes in circumstances has occurred that would result in a transfer between levels. Transfers in and/or out of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs. During the 2023 review of the inputs, the Company deemed the spread inputs to be unobservable, and transferred those private securities included in corporate bonds from Level 2 to Level 3.

The following table present a reconciliation of the beginning and ending balances for Level 3 assets and liabilities measured at fair value on a recurring basis:
	Beginning Balance	Total Realized and Unrealized Gains (Losses) in		Net Purchases, Sales, and Settlements	Net Transfers	Ending Balance
		Net Income	Other Comprehensive Income (Loss) [2]
Year Ended December 31, 2024
Fixed maturities, available-for-sale:
Asset-backed securities	$50	$—	$—	$(27)	$67	$90
Collateralized loan obligations	119	—	—	5	(119)	5
Commercial mortgage-backed securities	6	1	2	—	50	59
Corporate bonds	1,491	(18)	2	(274)	(130)	1,071
Foreign government and agencies	—	—	(2)	19	35	52
Municipal bonds	—	—	—	(1)	2	1
Residential mortgage-backed securities	33	—	—	—	(33)	—
U.S. Treasury bonds	—	—	—	—	—	—

Fair value option fixed maturities	225	3	—	93	5	326
Equity securities	23	1	—	—	—	24
Investment funds	238	9	—	11	12	270
Embedded derivatives [1]:
Modified coinsurance	—	(55)	—	—	302	247
Fixed indexed annuities	(135)	(25)	—	17	(17)	(160)
Other	—	—	—	(5)	—	(5)

Freestanding derivatives [1]:
Interest rate derivatives	(10)	(18)	—	—	(1)	(29)
Variable annuities macro hedge program	82	(256)	—	223	(31)	18

Short-term investments:
Loans issued by related parties	440	—	—	100	—	540
Other	28	—	—	62	(28)	62

Fixed indexed annuities hedge program	48	23	—	(27)	—	44
Ceded market risk benefits	648	(243)	—	—	—	405
Separate account assets	48	(1)	—	(38)	(8)	1

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following table present a reconciliation of the beginning and ending balances for Level 3 assets and liabilities measured at fair value on a recurring basis: (continued)
	Beginning Balance	Total Realized and Unrealized Gains (Losses) in		Net Purchases, Sales, and Settlements	Net Transfers	Ending Balance
		Net Income	Other Comprehensive Income (Loss) [2]

Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Asset-backed securities	$41	$—	$1	$8	$—	$50
Collateralized loan obligations	109	—	1	9	—	119
Commercial mortgage-backed securities	277	—	6	(65)	(212)	6
Corporate bonds	619	(3)	(68)	497	446	1,491
Foreign government and agencies	4	—	—	—	(4)	—
Municipal bonds	1	—	—	—	(1)	—
Residential mortgage-backed securities	17	—	—	31	(15)	33

Fair value option fixed maturities	306	(24)	—	80	(137)	225
Equity securities	24	—	—	(1)	—	23
Investment funds	58	36	—	7	137	238
Embedded derivatives [1]:
Fixed indexed annuities	(81)	(54)	—	34	(34)	(135)
Other	—	5	—	(5)	—	—

Freestanding derivatives [1]:
Interest rate derivatives	—	(10)	—	—	—	(10)
Variable annuities macro hedge program	148	(498)	—	432	—	82

Short-term investments
Loans issued by related parties	100	—	—	340	—	440
Other	37	—	—	28	(37)	28

Fixed indexed annuities hedge program	12	22	—	14	—	48
Ceded market risk benefits	894	(246)	—	—	—	648
Separate account assets	53	3	—	(3)	(5)	48
[1]Derivative instruments are presented on a net basis for asset (liability) positions.
[2]Recorded in unrealized gain (loss) on available-for-sale securities in the consolidated statements of comprehensive income (loss).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy, of the total realized and unrealized gains (losses) for the period included in net income, as shown in the table above:
	Net Investment Income	Investment Related Losses, Net [2]	Other [3]	Net Income
Year Ended December 31, 2024
Fixed maturities, available-for-sale:
Commercial mortgage-backed securities	$(2)	$3	$—	$1
Corporate bonds	(12)	(6)	—	(18)

Fair value option fixed maturities	—	3	—	3
Equity securities	—	1	—	1
Investment funds	—	9	—	9

Embedded derivatives:
Modified coinsurance	—	(55)	—	(55)
Fixed indexed annuities	—	(25)	—	(25)
Other	—	—	—	—

Freestanding derivatives:
Interest rate derivatives	—	(18)	—	(18)
Variable annuities macro hedge program	—	(256)	—	(256)

Fixed indexed annuities hedge program	—	23	—	23
Ceded market risk benefits	—	—	(243)	(243)
Separate account assets [1]	—	(1)	—	(1)

Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Corporate bonds	$(3)	$—	$—	$(3)

Fair value option fixed maturities	—	(24)	—	(24)
Investment funds	—	36	—	36
Embedded derivatives:
Fixed indexed annuities	—	(54)	—	(54)
Other	—	5	—	5

Freestanding derivatives:
Interest rate derivatives	—	(10)	—	(10)
Variable annuities macro hedge program	—	(498)	—	(498)

Fixed indexed annuities hedge program	—	22	—	22
Ceded market risk benefits	—	—	(246)	(246)
Separate account assets [1]	—	3	—	3
[1]The realized and unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company.
[2]Includes both market and non-market impacts in deriving realized and unrealized gains (losses).
[3]Other represents change in MRBs for ceded MRBs.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the gross components of net purchases, sales, and settlements, and net transfers shown in the table above:
	Purchases	Settlements	Sales	Net	Transfers in	Transfers out	Net
Year Ended December 31, 2024
Fixed maturities, available-for-sale:
Asset-backed securities	$61	$(35)	$(53)	$(27)	$67	$—	$67
Collateralized loan obligations	5	—	—	5	—	(119)	(119)
Commercial mortgage-backed securities	—	—	—	—	51	(1)	50
Corporate bonds	15	(193)	(96)	(274)	27	(157)	(130)
Foreign government and agencies	28	—	(9)	19	35	—	35
Municipal bonds	—	(1)	—	(1)	7	(5)	2
Residential mortgage-backed securities	—	—	—	—	—	(33)	(33)

Fair value option fixed maturities	110	—	(17)	93	6	(1)	5
Equity securities	1	—	(1)	—	—	—	—
Investment funds	26	—	(15)	11	13	(1)	12
Embedded derivatives:
Modified coinsurance	—	—	—	—	302	—	302
Fixed indexed annuities	29	(12)	—	17	(29)	12	(17)
Other	—	(5)	—	(5)	—	—	—

Freestanding derivatives:
Interest rate derivatives	—	—	—	—	(1)	—	(1)
Variable annuities macro hedge program	112	28	83	223	(31)	—	(31)

Short-term investments:
Loans issued by related parties	540	(440)	—	100	—	—	—
Other	62	—	—	62	—	(28)	(28)

Fixed indexed annuities hedge program	31	(58)	—	(27)	—	—	—
Separate account assets	17	—	(55)	(38)	1	(9)	(8)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the gross components of net purchases, sales, and settlements, and net transfers shown in the table above: (continued)
	Purchases	Settlements	Sales	Net	Transfers in	Transfers out	Net
Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Asset-backed securities	$25	$(17)	$—	$8	$—	$—	$—
Collateralized loan obligations	59	—	(50)	9	—	—	—
Commercial mortgage-backed securities	1	—	(66)	(65)	—	(212)	(212)
Corporate bonds	674	(177)	—	497	488	(42)	446
Foreign government and agencies	—	—	—	—	—	(4)	(4)
Municipal bonds	—	—	—	—	—	(1)	(1)
Residential mortgage-backed securities	33	(2)	—	31	—	(15)	(15)

Fair value option fixed maturities	94	—	(14)	80	—	(137)	(137)
Equity securities	3	—	(4)	(1)	—	—	—
Investment funds	13	(6)	—	7	137	—	137
Embedded derivatives:
Fixed indexed annuities	42	(8)	—	34	(42)	8	(34)
Other	—	(5)	—	(5)	—	—	—

Freestanding derivatives:
Variable annuities macro hedge program	72	—	360	432	—	—	—

Short-term investments:
Loans issued by related parties	500	(160)	—	340	—	—	—
Other	28	—	—	28	—	(37)	(37)

Fixed indexed annuities hedge program	32	(18)	—	14	—	—	—
Separate account assets	123	—	(126)	(3)	43	(48)	(5)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy still held at the end of the period, of the total unrealized gains (losses) for the period included in net income and OCI:
	Year Ended December 31,
	2024		2023
	Net Income	Other Comprehensive Income (Loss) [1]	Net Income	Other Comprehensive Income (Loss) [1]
Fixed maturities, available-for-sale:
Asset-backed securities	$—	$(1)	$—	$(1)
Commercial mortgage-backed securities	—	2	—	(2)
Corporate bonds	—	(4)	—	(171)
Foreign government and agencies	—	(2)	—	—

Fair value option fixed maturities	3	—	9	—
Investment funds	4	—	(22)	—

Embedded derivatives:
Other embedded derivatives	—	—	5	—

Freestanding derivatives:
Interest rate derivatives	(18)	—	(11)	—
Variable annuities macro hedge program	(196)	—	(216)	—

Fixed indexed annuities hedge program	23	—	22	—
Ceded market risk benefits	(243)	—	(246)	—
Separate account assets	(1)	—	3	—
[1]Recorded in unrealized gain (loss) on available-for-sale securities in the consolidated statements of comprehensive income (loss).

The following presents the carrying amount and fair value of the Company’s financial assets and liabilities not carried at fair value:
		As of December 31,
	Fair Value Hierarchy Level	2024		2023
		Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets
Policy loans	Level 2	$1,565	$1,565	$1,528	$1,528
Mortgage loans	Level 3	1,835	1,654	2,019	1,814
Other investments	Level 2	100	100	—	—

Liabilities
Other policyholder funds and benefits payable [1]	Level 3	$9,224	$7,658	$9,921	$8,305
Funds withheld liability	Level 2	9,905	9,905	10,367	10,367
[1]This amount includes contracts accounted for as investment contracts and excludes insurance contracts, such as our group accident and health, UL, COLI, and certain FIA and VA contracts with death or other additional benefits.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
6.Reinsurance

The following summarizes premiums and policy charges and fee income by direct, assumed and ceded insurance types, in the consolidated statements of operations:

	Year Ended December 31,
	2024	2023	2022
Premiums, policy charges and fee income
Direct	$2,208	$2,212	$2,283
Reinsurance assumed	405	413	210
Reinsurance ceded	(1,900)	(1,891)	(1,885)
Total premiums, policy charges and fee income	$713	$734	$608

Assumed Reinsurance
Coinsurance Trusts
Under the terms of the assumed reinsurance transaction, TL maintains a trust for the benefit of the cedant.

The following presents the assets held in this trust:
	As of December 31,
	2024	2023
Allianz coinsurance trust:
Fixed maturities	$5,907	$6,354
Equity securities	3	—
Short-term investments	22	58
Cash	302	202

Other Assumed Reinsurance
On July 29, 2022, the Company executed a flow reinsurance agreement with Allianz. Under the terms of the transaction, the Company assumes certain FIA contracts issued by Allianz after August 2, 2022 on a coinsurance basis. Allianz will continue to service and administer the policies reinsured under the agreement as the direct insurer of the business.
Ceded Reinsurance

The following summarizes our reinsurance recoverables by counterparty:
	As of December 31,
	2024	2023
Prudential Financial, Inc.	$14,648	$14,383
Massachusetts Mutual Life Insurance Company	5,349	5,967
Commonwealth Annuity and Life Insurance Company	5,661	6,531
TR Re	8,682	9,468
Other reinsurers	1,244	1,375
Gross reinsurance recoverables	35,584	37,724

Less: allowance for credit losses	(8)	(18)
Reinsurance recoverables, net	$35,576	$37,706

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
6. Reinsurance (continued)
Allowance for Credit Losses
The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on an annual basis. The probability of default factors encompasses historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

The following table presents a rollforward of the ACL for reinsurance recoverables:
	Year Ended December 31,
	2024	2023	2022
Beginning Balance	$18	$21	$35
Reductions	(10)	(3)	(14)
Ending Balance	$8	$18	$21

Related Party Reinsurance
The Company has entered into several reinsurance transactions with TR Re.

The following presents the impacts from affiliated reinsurance in the Company's consolidated statements of operations:
	Year Ended December 31,
	2024	2023	2022
Revenues
Premiums	$(61)	$(56)	$(27)
Policy charges and fee income	(322)	(304)	(320)
Net investment income	(392)	(380)	(136)
Investment related gains	98	361	696
Total revenues	(677)	(379)	213

Benefits, Losses, and Expenses
Benefits and losses	(488)	(276)	(117)
Change in market risk benefits	155	77	4
Amortization of deferred acquisition costs	10	14	19
Insurance operating costs and other expenses	(133)	(136)	(119)
Total benefits, losses and expenses	(456)	(321)	(213)

Income (loss) before income taxes	(221)	(58)	426

Income tax expense (benefit)	(46)	(12)	90
Net income (loss)	$(175)	$(46)	$336

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
7.Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances

The following presents a rollforward of DAC by product and VOBA associated with VA:
	Deferred Acquisition Costs			Value of Business Acquired	Total
	Variable Annuities	Payout Annuities	Fixed Indexed Annuities
Balance as of January 1, 2023	$82	$105	$10	$299	$496
Additions	—	—	64	—	64
Amortization	(12)	(5)	(1)	(37)	(55)
Impact of reinsurance	—	—	(48)	—	(48)
Balance as of December 31, 2023	70	100	25	262	457

Additions	—	—	38	—	38
Amortization	(9)	(6)	(3)	(34)	(52)
Impact of reinsurance	—	—	(28)	—	(28)
Balance as of December 31, 2024	$61	$94	$32	$228	$415

The following presents a rollforward of negative VOBA by product:
	Fixed Annuities [1]	Universal Life and Other [1]	Total [1]	Life-Contingent Payout Annuities [2]
Balance as of January 1, 2023	$803	$163	$966	$2,645
Amortization	(141)	(29)	(170)	(133)
Balance as of December 31, 2023	662	134	796	2,512

Amortization	(124)	(24)	(148)	(127)
Balance as of December 31, 2024	538	110	648	2,385
[1]Recorded in other policyholder funds and benefits payable on the consolidated balance sheets. Reinsurance balances are included in reinsurance recoverables.
[2]Recorded in reserve for future policy benefits on the consolidated balance sheets. Reinsurance balances are included in reinsurance recoverables.

The following presents a rollforward of URR by product, which are included in other policyholder funds and benefits payable on the consolidated balance sheets:
	Unearned Revenue Reserves [1]
	Variable Annuities	Fixed Indexed Annuities	Payout Annuities	Total
Balance as of January 1, 2023	$47	$1,077	$71	$1,195
Amortization	(5)	(109)	(4)	(118)
Balance as of December 31, 2023	42	968	67	1,077

Amortization	(4)	(105)	(4)	(113)
Balance as of December 31, 2024	$38	$863	$63	$964
[1]Included in other policyholder funds and benefits payable on the consolidated balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
7. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances (continued)

The following presents a Company rollforward of other balances amortized on a basis consistent with DAC associated with FIA and certain intercompany balances:
	Market Risk Benefit Adjustments [1]	Unearned Commissions on Internal Reinsurance [2]
Balance as of January 1, 2023	$769	$—
Additions	—	36
Amortization	(72)	(2)
Balance as of December 31, 2023	697	34

Additions	—	34
Amortization	(60)	(6)
Balance as of December 31, 2024	$637	$62
[1]Included in other policyholder funds and benefits payable on the consolidated balance sheets.
[2]Recorded in other liabilities on the consolidated balance sheets.

8.Goodwill and Other Intangible Assets
The carrying amount of goodwill was $97 as of December 31, 2024 and 2023. There were no additions or impairments recorded for the years ended December 31, 2024, 2023 and 2022.

The following presents the Company's amortizing internally developed software recorded in goodwill and other intangible assets, net on the consolidated balance sheets:
	As of December 31,
	2024	2023
Gross carrying amount	$41	$41
Accumulated amortization	(21)	(15)
Net carrying value	$20	$26

Indefinite-lived other intangible assets consisting of state insurance licenses were $26 as of December 31, 2024 and 2023. There were no additions or impairments recorded for the years ended December 31, 2024, 2023 and 2022.
For the years ended December 31, 2024 and 2023, total amortization expense for other intangible assets recorded within insurance operating costs and other expenses on the consolidated statements of operations was $6.

As of December 31, 2024, total amortization expense for other intangible assets is expected to be as follows for each of the next five years:
Year Ended December 31,
2025	$6
2026	6
2027	6
2028	2
2029	—

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
9.Separate Accounts

The following table presents the aggregate fair value of assets supporting separate accounts, by major investment category:
	As of December 31,
	2024	2023
Fixed maturities	$28,743	$28,283
Equity securities (including mutual funds)	57,602	55,678
Cash and cash equivalents	2,184	2,521
Short-term investments	945	1,001
Investment receivables, net [1]	1,755	1,814
Other invested assets [2]	251	217
Separate account assets	$91,480	$89,514
[1]Includes trade receivables on investment sales executed in the ordinary course of business where the carrying amount approximates fair value, net of investment income due and accrued.
[2]Primarily relates to investments in hedge funds.

The following table presents a rollforward of separate account liabilities, by product:
	Variable Annuities	Corporate-Owned Life Insurance	Other [1]	Total
Balance as of January 1, 2023	$26,149	$39,998	$21,108	$87,255
Premiums and deposits	204	287	1,414	1,905
Policy charges	(417)	(660)	(330)	(1,407)
Surrenders and withdrawals	(3,111)	(142)	(3,606)	(6,859)
Benefit payments	(128)	(381)	(161)	(670)
Investment performance	4,313	2,502	3,650	10,465
Net transfers from (to) general account	9	(1,177)	(7)	(1,175)
Balance as of December 31, 2023	$27,019	$40,427	$22,068	$89,514

Premiums and deposits	256	326	1,285	1,867
Policy charges	(435)	(696)	(330)	(1,461)
Surrenders and withdrawals	(3,636)	(38)	(3,364)	(7,038)
Benefit payments	(147)	(366)	(201)	(714)
Investment performance	4,060	1,519	3,360	8,939
Net transfers from (to) general account	(4)	355	36	387
Sale of consolidated subsidiary to parent	(14)	—	—	(14)
Balance as of December 31, 2024	$27,099	$41,527	$22,854	$91,480

Cash surrender value [2] as of:
December 31, 2023	$26,948	$37,731	$22,053	$86,732
December 31, 2024	26,951	38,434	22,843	88,228
[1]Represents separate account liabilities that are fully reinsured to third parties on a modified coinsurance basis.
[2]Cash surrender value ("CSV") represents the amount of the contractholders’ account balance distributable at the balance sheet date, less certain surrender charges.

Not reflected in the tables above are separate account assets and liabilities associated with Guardian contracts assumed on a modified coinsurance basis of $5.5 billion and $6.4 billion as of December 31, 2024 and 2023, respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

10.Reserve for Future Policy Benefits

The following table summarizes the reserve for future policy benefits:
	As of December 31,
	2024	2023
Life-contingent payout annuities [1]	$7,998	$8,674
Additional liabilities for other insurance benefits [2]	7,383	6,787
Deferred profit liability	117	119
Negative VOBA [3]	2,385	2,512
Other reserves [4]	1,251	1,287
Reserve for future policy benefits	$19,134	$19,379
[1]See “Liability for Future Policy Benefits” section below for further information.
[2]Represents fully insured additional liabilities for other insurance benefits.
[3]Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for additional details related to negative VOBA.
[4]Represents reserves for fully reinsured traditional life insurance of $0.8 billion as of December 31, 2024 and 2023, as well as COLI, other universal life-type products, and short-duration contracts, which are all excluded from the tables below.

Liability for Future Policy Benefits
Significant assumptions and inputs to the calculation of the LFPB for life-contingent payout annuities primarily include assumptions for discount rates, mortality and other policyholder data, including certain demographic data. These assumptions are derived from both policyholder data and experience and industry data, and the Company will adjust policyholder data and experience to reflect market data, where necessary. The Company does not include any expense assumptions in the calculation of the LFPB, due to the lack of expenses for payout reserves. Annually, the Company reviews all significant cash flow assumptions, such as mortality, unless emerging experience indicates a more frequent review is necessary. As part of its annual review process, the Company assesses trends in both policyholder experience and industry data and updates the assumptions in the liability calculation, as necessary.
A single-A interest rate curve is utilized to discount the cash flows used to calculate the LFPB. The discount rate reflects market observable inputs from upper-medium grade fixed income instrument yields and is reflective of the duration of the liabilities and is updated for market data. The updated cash flows used in the liability calculation are discounted using a forward rate curve.
In 2024, there were significant updates for unfavorable mortality for the Company’s structured settlement payout reserves, which increased reserves. In 2023, there were significant updates for favorable mortality for certain reserves, as a result of the Company’s assumption update. These updates resulted in lower reserves, which were offset by a deferred profit liability.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
10. Reserve for Future Policy Benefits (continued)

The Company’s LFPBs consists only of the liability associated with limited pay annuities (e.g., single premium immediate annuities) with life contingencies. As this business has no future expected premiums, the following table presents a rollforward of the present value of expected future policy benefits for life-contingent payout annuities:

	Year Ended December 31,
	2024	2023
Beginning balance	$8,459	$8,335
Beginning balance at original discount rate	10,518	11,048
Effect of actual variances from expected experience due to mortality	(3)	(17)
Effect of changes in cash flow assumptions	204	(90)
Adjusted beginning balance at original discount rate	10,719	10,941

Issuances [1]	156	147
Interest accrual [2]	196	127
Benefit payments	(698)	(697)
Ending balance at original discount rate	10,373	10,518

Cumulative effect of changes in discount rate assumptions	(2,559)	(2,059)
Ending balance	7,814	8,459

Other business [3]	184	215
Adjusted ending balance	7,998	8,674

Less: reinsurance recoverables	(4,662)	(5,083)
Adjusted ending balance, net of reinsurance	$3,336	$3,591
[1]Issuances are included within premiums in the consolidated statements of operations.
[2]Interest accretion (expense) is recorded as a component of benefits and losses in the consolidated statements of operations.
[3]Represents fully reinsured blocks, whose activity is not included in the table above.

The following is a reconciliation of premiums from LFPBs to the consolidated statements of operations:
	Year Ended December 31,
	2024	2023
Life-contingent payout annuities	$156	$147
Reconciling items [1]	(72)	(59)
Total premiums	$84	$88
[1]Reconciling items represent premiums related to fully reinsured traditional life insurance and other lines of business, net of reinsured amounts.

The following presents supplemental disclosures related to the LFPBs for life-contingent payout annuities:
	Year Ended December 31,
	2024	2023
Undiscounted expected future benefits and expenses	$18,430	$18,127

Weighted-average duration of the liability (in years)	11.2	11.9
Weighted-average interest accretion rate	2.1%	1.3%
Weighted-average discount rate	5.6%	4.9%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
11.Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable consists of the following:

	As of December 31,
	2024	2023
Policyholder account balances [1]	$25,882	$28,107
Unearned revenue reserves [2]	964	1,077
Negative VOBA [2]	648	796
Market risk benefits adjustment [2]	(637)	(697)
Embedded derivatives [3]	636	536
Other reserves [4]	(426)	(317)
Other policyholder funds and benefits payable	$27,067	$29,502
[1]Refer to the subsequent tables for a rollforward of PABs.
[2]Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for rollforwards of URR, negative VOBA, and FIA MRB adjustment.
[3]Refer to Note 5 - Fair Value Measurements for rollforwards of the embedded derivatives associated with FIA and the indexed-linked features of certain fully reinsured UL products.
[4]Represents the unaccreted host contract adjustments associated with FIA contracts and other reserves excluded from the subsequent tables.

The following presents a rollforward of PABs, by product:
	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
Balance as of January 1, 2023	$2,920	$2,732	$6,848	$2,309	$1,959	16,768
Deposits	2	—	469	243	2	716
Policy charges	(1)	—	(11)	—	(23)	(35)
Surrenders and other benefits	(535)	(549)	(830)	(320)	(84)	(2,318)
Transfers from separate accounts	—	—	—	7	42	49
Interest credited	84	72	105	25	95	381
Other	—	1	5	(3)	(2)	1
Balance as of December 31, 2023	2,470	2,256	6,586	2,261	1,989	15,562

Other business [1]	—	790	—	—	11,755	12,545
Adjusted balance	$2,470	$3,046	$6,586	$2,261	$13,744	$28,107

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
11. Other Policyholder Funds and Benefits Payable (continued)

The following presents a rollforward of PABs, by product: (continued)
	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
Balance as of January 1, 2024	$2,470	$2,256	$6,586	$2,261	$1,989	$15,562
Deposits	2	—	394	212	—	608
Policy charges	(1)	—	(10)	—	(21)	(32)
Surrenders and other benefits	(439)	(501)	(1,088)	(325)	(53)	(2,406)
Transfers from (to) separate accounts	(3)	—	—	5	42	44
Interest credited	71	62	233	31	101	498
Other	(3)	(5)	(7)	6	2	(7)
Balance as of December 31, 2024	2,097	1,812	6,108	2,190	2,060	14,267

Other business [1]	—	781	—	—	10,834	11,615
Adjusted balance	$2,097	$2,593	$6,108	$2,190	$12,894	$25,882
[1]Represents the account value of fully reinsured blocks whose activity is not included in the table above. These blocks were previously reinsured prior to 2023.

The following table presents the weighted-average crediting rate, net amount at risk (“NAR”), and CSV for PABs, by product:
	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
As of December 31, 2024
Weighted-average crediting rate	3.1%	3.0%	3.8%	1.4%	5.0%	3.4%
Net amount at risk [1]	$—	$—	$—	$—	$887	$887
Cash surrender value [2]	2,095	1,802	5,968	—	550	10,415

As of December 31, 2023
Weighted-average crediting rate	3.5%	2.9%	1.6%	1.1%	4.8%	2.4%
Net amount at risk [1]	$—	$—	$—	$—	$915	$915
Cash surrender value [2]	2,456	2,198	6,437	—	521	11,612
[1]NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date. The NAR associated with MRBs are presented within Note 12 - Market Risk Benefits. NAR for Variable Annuities is based on total account balances and includes both policyholder account balances and separate account balances.
[2]CSV represents the amount of the contractholder’s account balance distributable at the balance sheet date, less certain surrender charges and market value adjustments.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
11. Other Policyholder Funds and Benefits Payable (continued)

The following presents the balance of account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums:

	Range of Guaranteed Minimum Crediting Rates	At Guaranteed Minimum	1 Basis Point to 50 Basis Points Above	51 Basis Points to 150 Basis Points Above	Greater than 150 Basis Points Above	Total
As of December 31, 2024
Variable Annuities	Less than 2.0%	$—	$37	$43	$—	$80
	2.0% - 4.0%	1,813	201	3	—	2,017
	Greater than 4.0%	—	—	—	—	—
	Total	1,813	238	46	—	2,097

Fixed Annuities	Less than 2.0%	3	1	1	4	9
	2.0% - 4.0%	1,374	163	252	9	1,798
	Greater than 4.0%	5	—	—	—	5
	Total	1,382	164	253	13	1,812

Fixed Indexed Annuities	Less than 2.0%	111	—	87	691	889
	2.0% - 4.0%	485	1	8	—	494
	Greater than 4.0%	—	—	—	—	—
	Total	596	1	95	691	1,383

Universal Life and Other	Less than 2.0%	—	—	—	—	—
	2.0% - 4.0%	849	—	—	—	849
	Greater than 4.0%	1,211	—	—	—	1,211
	Total	2,060	—	—	—	2,060

As of December 31, 2023
Variable Annuities	Less than 2.0%	$60	$96	$—	$—	$156
	2.0% - 4.0%	2,122	143	49	—	2,314
	Greater than 4.0%	—	—	—	—	—
	Total	2,182	239	49	—	2,470

Fixed Annuities	Less than 2.0%	7	2	2	3	14
	2.0% - 4.0%	1,928	73	225	10	2,236
	Greater than 4.0%	6	—	—	—	6
	Total	1,941	75	227	13	2,256

Fixed Indexed Annuities	Less than 2.0%	136	—	119	416	671
	2.0% - 4.0%	560	3	11	—	574
	Greater than 4.0%	—	—	—	—	—
	Total	696	3	130	416	1,245

Universal Life and Other	Less than 2.0%	—	—	—	—	—
	2.0% - 4.0%	757	—	—	—	757
	Greater than 4.0%	1,232	—	—	—	1,232
	Total	$1,989	$—	$—	$—	$1,989

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12.Market Risk Benefits

The following table presents a reconciliation of the gross MRB by product and balance sheet position:
	As of December 31,
	2024			2023
	Variable Annuities	Fixed Indexed Annuities	Total	Variable Annuities	Fixed Indexed Annuities	Total
Asset position	$737	$5	$742	$576	$2	$578
Liability position	402	472	874	529	545	1,074
Net liability (asset)	(335)	467	132	(47)	543	496

Less: ceded market risk benefits [1]	(55)	(350)	(405)	(240)	(408)	(648)
Balance, net of reinsurance	$(390)	$117	$(273)	$(287)	$135	$(152)
[1]Refer to Note 4 - Fair Value Measurements for a rollforward of the Company’s ceded MRBs.

The following table presents a rollforward of the net MRB liability (asset), by product:
	Variable Annuities	Fixed Indexed Annuities	Total
Balance as of January 1, 2023	$390	$489	$879
Balance as of January 1, 2023, before effect of changes in the instrument-specific credit risk	524	519	1,043
Issuances	(10)	—	(10)
Interest accrual	13	29	42
Attributed fees collected	295	7	302
Benefit payments	(107)	(58)	(165)
Effect of changes in interest rates	(19)	(12)	(31)
Effect of changes in equity markets	(619)	19	(600)
Effect of changes in equity index volatility	(128)	2	(126)
Actual policyholder behavior different from expected behavior	17	13	30
Effect of changes in future expected policyholder behavior	(10)	21	11
Effect of changes in other future expected assumptions	5	(8)	(3)
Balance as of December 31, 2023, before effect of changes in the instrument-specific credit risk	$(39)	$532	$493

Cumulative effect of changes in the instrument-specific credit risk	(8)	11	3
Balance as of December 31, 2023	$(47)	$543	$496

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12. Market Risk Benefits (continued)

The following table presents a rollforward of the net MRB liability (asset), by product: (continued)
	Variable Annuities	Fixed Indexed Annuities	Total
Balance as of January 1, 2024	$(47)	$543	$496
Balance as of January 1, 2024, before effect of changes in the instrument-specific credit risk	(39)	532	493
Interest accrual	(14)	30	16
Attributed fees collected	287	6	293
Benefit payments	(76)	(60)	(136)
Effect of changes in interest rates	(207)	(63)	(270)
Effect of changes in equity markets	(302)	13	(289)
Effect of changes in equity index volatility	(9)	1	(8)
Actual policyholder behavior different from expected behavior	(12)	13	1
Effect of changes in future expected policyholder behavior	24	(30)	(6)
Effect of changes in future expected assumptions	11	6	17
Other	—	2	2
Balance as of December 31, 2024, before effect of changes in the instrument-specific credit risk	$(337)	$450	$113

Cumulative effect of changes in the instrument-specific credit risk	2	17	19
Balance as of December 31, 2024	$(335)	$467	$132

The following table presents the NAR and weighted average attained age of contract holders for MRBs, by product:
	Variable Annuities	Fixed Indexed Annuities	Total
As of December 31, 2023
Net amount at risk [1]	$389	$195	$584
Weighted average attained age of contractholders (in years)	74.4	72.4	72.2

As of December 31, 2024
Net amount at risk [1]	$266	$191	$457
Weighted average attained age of contractholders (in years)	75.0	73.4	74.1
[1]NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date, net of reinsurance impacts. For products with multiple guarantees, only the benefit with the highest NAR is presented for the contract. The VA NAR represents the death benefit portion of the contract, as contracts with a withdrawal benefit also contain a death benefit. The FIA NAR represents the withdrawal portion of the contract. The total represents the combined NAR of VA and FIA.

The Company’s MRBs primarily relate to VA contracts with GMDB, GMIB, and GMWB guarantee features and FIA contracts with GLWB features and two-tier annuitization benefits. As described in Note 1 - Basis of Presentation and Significant Accounting Policies, MRBs and the related reinsurance are calculated using fair value measurement principles, which considers the price paid that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value of these MRBs are calculated as the present value of expected benefit payments, less the present value of expected fees attributable to the MRB. The determination of the fair value of MRBs requires the use of inputs related to fees and assessments, and assumptions in determining the expected benefits, in excess of the projected account balance.
Fair values for VA and FIA contract benefits are calculated using internally developed models because active, observable markets do not exist for the MRB. These assumptions are established using accepted actuarial valuation methods and are considered unobservable inputs to the fair value measurement. Therefore, the fair value estimate of MRBs are classified as a level 3 measurement within the fair value hierarchy and the determination of the significant inputs included in the fair value measurement requires the use of management’s judgment. Assumptions are mostly based on policyholder experience and

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12. Market Risk Benefits (continued)
pricing assumptions, which are updated for actual experience, if necessary. In 2024, the Company increased its lapse assumption based on actual experience.
The significant inputs to the valuation models for these MRBs include actuarially determined assumptions for contractholder behavior, as well as lapse rates, benefit utilization rates, surrender rates, and mortality rates. In addition, significant inputs include capital market assumptions, such as interest rate levels and market volatility assumptions.
Variable Annuities
The Company’s VA contracts include variable insurance contracts both entered into directly between the Company and an individual policyholder or assumed through reinsurance with other insurers, including assumed separate account products. Products provide a current or future income stream based on the value of the individual's contract at annuitization and can include a variety of guaranteed minimum death and withdrawal benefits.
The Company's VA contracts sold to individuals mostly provide GMDBs during the accumulation period that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). In addition, some of the VA contracts provide a GMWB, whereby if the account value is reduced to a specified level through a combination of market declines and withdrawals, the contractholder is entitled to a guaranteed remaining balance, which is generally equal to premiums less withdrawals. Many policyholders with a GMDB also have a GMWB. These benefits are not additive as policyholders that have a product with both guarantees can receive, at most, the greater of the GMDB or GMWB.
Fixed Indexed Annuities
FIA contracts the Company assumes represent annuity contracts issued by another insurance company under which the Company assumes through reinsurance a quota share of the liabilities. These annuity contracts have a cash value that appreciates based on a GMCR, or the performance of various equity market indices, such as the S&P 500. FIAs generally protect the contract owner against loss of principal and may include GMWBs or enhanced annuitization benefits.
For FIA contracts, assumptions include projected equity returns which impact cash flows attributable to indexed strategies, implied equity volatilities, expected index credits and future equity option costs.
The models are based on a risk neutral valuation framework and incorporate risk premiums inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. A risk margin is incorporated within the discount rate to reflect uncertainty in the projected cash flows, as well as credit spreads to reflect nonperformance risk, for the Company.

The following table summarizes the unobservable inputs for MRBs, net of reinsured balances:
Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average	Impact of Increase in Input on Fair Value [1]
As of December 31, 2024
Variable annuities (net of reinsurance):
$(390)	Discounted cash flows	Withdrawal utilization [2]	0.0% to 35.0%	6.9%	Increase
		Withdrawal rates [3]	0.0% to 8.0%	4.3%	Increase
		Lapse rates [4]	0.0% to 80.0%	9.4%	Decrease
		Market volatility [5]	13.4% to 26.9%	20.3%	Increase
		Nonperformance risk [6]	0.6% to 2.6%	1.5%	Decrease
		Mortality rate [7]	<0.1% to 62.5%	1.4%	Decrease
Fixed indexed annuities:
$117	Discounted cash flows	Withdrawal utilization [2]	0.0% to 37.1%	4.8%	Increase
		Withdrawal rates [3]	2.3% to 8.3%	4.6%	Increase
		Lapse rates [4]	1.6% to 50.0%	8.0%	Decrease
		Market volatility [5]	4.5% to 21.6%	11.3%	Increase
		Nonperformance risk [6]	0.6% to 2.6%	1.5%	Decrease
		Mortality rate [7]	<0.1% to 40.0%	5.2%	Decrease
		Option budgets [8]	0.0% to 3.8%	2.0%	Increase

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12. Market Risk Benefits (continued)

The following table summarizes the unobservable inputs for MRBs, net of reinsured balances: (continued)
Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average	Impact of Increase in Input on Fair Value [1]
As of December 31, 2023
Variable annuities (net of reinsurance):
$(287)	Discounted cash flows	Withdrawal utilization [2]	1.0% to 46.0%	15.6%	Increase
		Withdrawal rates [3]	0.0% to 8.0%	4.3%	Increase
		Lapse rates [4]	0.0% to 40.0%	6.0%	Decrease
		Market volatility [5]	10.5% to 26.9%	20.4%	Increase
		Nonperformance risk [6]	0.6% to 2.5%	1.6%	Decrease
		Mortality rate [7]	<0.1% to 62.5%	1.4%	Decrease
Fixed indexed annuities:
$135	Discounted cash flows	Withdrawal utilization [2]	0.0% to 42.4%	2.7%	Increase
		Withdrawal rates [3]	2.3% to 8.3%	4.5%	Increase
		Lapse rates [4]	0.0% to 30.0%	3.5%	Decrease
		Market volatility [5]	4.9% to 25.6%	16.7%	Increase
		Nonperformance risk [6]	0.6% to 2.5%	1.7%	Decrease
		Mortality rate [7]	<0.1% to 40.0%	2.5%	Decrease
		Option budgets [8]	0.0% to 3.8%	1.9%	Increase
[1]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]Range represents assumed percentages of policyholders taking withdrawals.
[3]Range represents assumed annual percentage of allowable amount withdrawn.
[4]Range represents assumed annual percentages of policyholders electing a full surrender.
[5]Range represents implied market volatilities for equity indices based on multiple pricing sources.
[6]Range represents Company credit spreads.
[7]Mortality rates vary by age and by demographic characteristics, such as gender. The range shown reflects the mortality rate for policyholders. Mortality rate assumptions are set based on policyholder experience.
[8]Range represents assumed annual budget for index options.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

13.Debt
Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the Connecticut Department of Insurance in order to exceed these limits.
The Company had no borrowings from the FHLB as of December 31, 2024 and 2023, and there were no advances outstanding. Collateral pledged by the Company to the FHLB was $388 and $416, respectively, as of December 31, 2024 and 2023.

14.Income Taxes
The expected tax provision computed on pre-tax income has been calculated using the U.S. federal statutory tax rate of 21%.

A reconciliation of the difference between the expected tax provision at the U.S. federal income tax rate to the Company’s income tax expense (benefit) is as follows:
	Year Ended December 31,
	2024	2023	2022
Expected tax provision on pre-tax income U.S. federal income tax rate	$12	$1	$152
Dividends received deduction	(29)	(34)	(38)
Foreign related investments	(5)	(6)	(7)
Other	2	—	—
Income tax expense (benefit)	$(20)	$(39)	$107

The separate account dividends received deduction (“DRD”) is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

Income tax expense (benefit) consists of the following:
	Year Ended December 31,
	2024	2023	2022
Current income taxes - U.S. Federal	$(35)	$(2)	$(17)
Deferred income taxes - U.S. Federal	15	(37)	124
Income tax expense (benefit)	$(20)	$(39)	$107

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
14. Income Taxes (continued)

Deferred income taxes consist of the following:
	As of December 31,
	2024	2023
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$154	$142
Value of business acquired and reserves	101	174
Net operating loss carryover	23	28
Employee benefits	4	4
Foreign tax credit carryover	25	22
Net unrealized loss on investments	516	523
Deferred reinsurance gain	214	239
Total deferred tax assets	1,037	1,132

Less: valuation allowance	—	—
Total deferred tax assets, net of valuation allowance	1,037	1,132

Deferred Tax Liabilities
Investment related items	(260)	(295)
Other	(9)	(9)
Total deferred tax liabilities	(269)	(304)

Deferred income taxes	$768	$828

The statute of limitations on the examination of U.S. federal tax returns is closed through the 2020 tax year, with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that an adequate provision has been made on the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. As of December 31, 2024 and 2023, the Company had no reserves for uncertain tax positions. As of December 31, 2024 and 2023, there were no unrecognized tax benefits that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months.
The Company recognized no interest expense for the years ended December 31, 2024 and 2023. The Company had no interest payable as of December 31, 2024 and 2023. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years, the impact of tax elections and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net Operating Loss Carryover
As of December 31, 2024 and 2023, net deferred income taxes included the expected tax benefit related to U.S. NOLs of $110 and $132, respectively. The U.S. NOLs were generated in 2018 and subsequent years and are attributable to the Company's U.S. subsidiaries. The losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. As of December 31, 2024 and 2023, $0 and $62, respectively, of the losses are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year.
Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its NOL carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
14. Income Taxes (continued)
Foreign Tax Credit (“FTC”) Carryover
As of December 31, 2024 and 2023, the net deferred income taxes included the expected tax benefit attributable to U.S. FTC carryovers of $25 and $22, respectively, which expire between 2028 and 2034. Given the Company’s expected future earnings, the Company believes sufficient taxable income will be generated after the application of any available NOL to fully use the FTC carryover prior to expiration. Although the Company believes that there will be sufficient future taxable income to fully recover the remainder of the FTC carryover, the Company’s estimate of the likely realization may change over time.
Corporate Alternative Minimum Tax (“CAMT”)
The Inflation Reduction Act of 2022 introduced a 15% CAMT among other tax provisions. The provisions had an effective date beginning after December 31, 2022. Generally, the CAMT imposes a minimum tax on the adjusted financial statement income AFSI of certain corporations with average annual AFSI over a three-year period in excess of $1 billion. The Company has determined that it is not an applicable corporation and therefore its U.S. taxpayer subsidiaries are not subject to CAMT for the years ended December 31, 2024 and 2023. Since enactment of the CAMT, the U.S. Treasury Department and Internal Revenue Service continue to issue guidance to the public. The Company will continue to evaluate the guidance and assess its impact, if any in future years.
Global Minimum Corporate Tax Rate
On October 8, 2021, the Organization for Economic Cooperation and Development (“OECD”) announced that members of the OECD/G20 Inclusive Framework on Base Erosion and Profit Shifting (the “Inclusive Framework”) agreed to a two-pillar solution to address the tax challenges associated with the digitalization of the economy. On December 20, 2021, the OECD released the Pillar Two model rules, which define the global minimum tax and call for the taxation of large corporations at a minimum rate of 15%. The OECD has since issued commentary and additional administrative guidance related to the Inclusive Framework agreement.
Certain jurisdictions in which the Company's related parties operate have enacted Pillar Two legislation that became effective on January 1, 2024. While the Company’s indirect parent is in scope of the enacted legislation, we do not expect Pillar Two to have a material impact on the Company’s current year financial results. We will continue to monitor regulatory developments to access potential impacts on our consolidated financial statements as additional guidance is released.

15.Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if it is probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserve for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the Company’s financial condition, results of operations or cash flows of the Company.
On August 15, 2023, Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (collectively “Talcott Resolution”) were named as defendants in a putative class action lawsuit in the United States District Court for the District of Massachusetts. The case is captioned as follows: Casey v. Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company, et al. The lawsuit relates to data security events involving the MOVEit file transfer system (“MOVEit Cybersecurity Incident”). The MOVEit file transfer system is software used by a broad range of companies to move sensitive electronic data. PBI Research Services (“PBI”), a former third-party service provider for Talcott Resolution, uses the MOVEit file transfer system in the performance of its services. PBI used the software on behalf of Talcott Resolution to, among other things, search various databases to identify the deaths of insured persons and annuitants under life insurance policies and annuity contracts, respectively, as required by applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
15. Commitments and Contingencies (continued)
Plaintiff seeks to represent various classes and subclasses of Talcott Resolution insurance policy and annuity contract holders whose data allegedly was accessed or potentially accessed in connection with the MOVEit Cybersecurity Incident. Plaintiff alleges that Talcott Resolution breached a purported duty to safeguard their sensitive data from unauthorized access. The complaint asserts claims for, among other things, negligence, negligence per se, breach of contract, unjust enrichment, and violations of various consumer protection statutes, and the Plaintiffs seek declaratory and injunctive relief, compensatory and punitive damages, restitution, attorneys’ fees and costs, and other relief. On October 4, 2023, the Joint Panel on Multidistrict Litigation issued an order consolidating all actions relating to the MOVEit Cybersecurity Incident before a single federal judge in the United States District Court for the District of Massachusetts. We intend to vigorously defend the action.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s financial condition, results of operations or cash flows in particular quarterly or annual periods.
Contingent Commitments
As of December 31, 2024, the Company had outstanding commitments to make certain investments, primarily capital contributions to investment funds, totaling $941. We expect most commitments to be called over the next five years, however, these commitments could become due any time upon counterparty request.
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or RBC tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2024 and 2023 was $37 and $294, respectively. The aggregate fair value of collateral posted for these derivatives was $41 and $461. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.
Guaranty Fund and Other Insurance-Related Assessments
In the U.S., insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the consolidated balance sheets.
As of December 31, 2024 and 2023, the liability balance was $2 and $4, respectively. As of December 31, 2024 and 2023, amounts related to premium tax offsets of $3 and $1, respectively, were included in other assets on the consolidated balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

16.Related Party Transactions
Intercompany Liquidity Agreements
The Company and its subsidiaries entered into several short-term related party Intercompany Liquidity Agreements, permitting the Company and its subsidiaries to borrow from and loan to their related parties.
As of December 31, 2024, the Company’s related parties borrowed $540 from the Company. During 2024, the Company received $150 in re-payments associated with prior loans.
Sixth Street
The Company has entered into the following arrangements with Sixth Street, a related party of our owners:
•Investment Management Services Agreement
As of December 31, 2024 and 2023, 8.0% ($1,623) and 3.6% ($798), respectively, of the Company's general account assets were managed by Sixth Street. The Company recorded expenses related to these arrangements of $6 and $3 for the years ended December 31, 2024 and 2023, respectively.
As of December 31, 2024 and 2023, amounts payable under the above agreement was $2 and $1, respectively.
•Investments
Included in the above Sixth Street managed assets are $213 and $87, respectively, of investments that are issued and controlled by Sixth Street affiliates. The Company was not determined to be the primary beneficiary for these investments. As of December 31, 2024, outstanding commitments for these investments were $250.
Other
A related party, Talcott Administration Services Company, LLC (“TASC”), administers private placement life insurance business for the Company in exchange for a fee. For the years ended December 31, 2024, 2023, and 2022, fees incurred for these services were $54, $52, and $53, respectively.
In January 2024, the Company sold a previous subsidiary to its indirect parent TLI for $16.
For information related to related party reinsurance arrangements with TR Re, see Note 1 — Basis of Presentation and Significant Accounting Policies and Note 6 — Reinsurance.

17.Equity
Common Stock
All of the Company’s common stock is owned by TR Re. No common stock transactions occurred for the years ended December 31, 2024, 2023, and 2022.
Dividends
Refer to the statements of changes in stockholder's equity and statements of cash flows for details regarding dividends declared and/or paid by the Company for the years ended December 31, 2024, 2023, and 2022.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
17. Equity (continued)
Accumulated Other Comprehensive Loss

The following provides changes in AOCI:
	Year Ended December 31,
	2024	2023	2022
Unrealized loss on available-for-sale securities without an allowance for credit losses:
Beginning balance	$(1,947)	$(2,622)	$(16)
Other comprehensive income (loss) before reclassifications and taxes	(195)	310	(3,710)
Reclassification adjustments [1]	231	544	412
Income tax expense (benefit)	(8)	(179)	692
Other comprehensive income (loss), net of tax	28	675	(2,606)
Sale of consolidated subsidiary to parent	1	—	—
Ending balance	(1,918)	(1,947)	(2,622)

Unrealized gain (loss) on cash flow hedges:
Beginning balance	(23)	(27)	—
Other comprehensive income (loss) before taxes	(3)	5	(34)
Income tax expense (benefit)	1	(1)	7
Other comprehensive income (loss), net of tax	(2)	4	(27)
Ending balance	(25)	(23)	(27)

Gain (loss) related to discount rate for reserve for future policy benefits:
Beginning balance	647	859	(14)
Other comprehensive income (loss) before taxes	197	(268)	1,105
Income tax expense (benefit)	(41)	56	(232)
Other comprehensive income (loss), net of tax	156	(212)	873
Ending balance	803	647	859

Gain related to credit risk for market risk benefits:
Beginning balance	(2)	131	35
Other comprehensive income (loss) before taxes	(16)	(168)	121
Income tax expense (benefit)	3	35	(25)
Other comprehensive income (loss), net of tax	(13)	(133)	96
Ending balance	(15)	(2)	131

Accumulated other comprehensive income (loss):
Beginning balance	(1,325)	(1,659)	5
Other comprehensive loss before reclassifications and taxes	(17)	(121)	(2,518)
Reclassification adjustments [1]	231	544	412
Income tax expense (benefit)	(45)	(89)	442
Other comprehensive income (loss), net of tax	169	334	(1,664)
Sale of consolidated subsidiary to parent	1	—	—
Ending balance	$(1,155)	$(1,325)	$(1,659)
[1]Recorded in investment related losses, net in the consolidated statements of operations.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

18.Statutory Results
The Company and its U.S. insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from US GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with US GAAP vary between U.S. and foreign jurisdictions. The principal differences are that statutory financial statements:
•Do not reflect DAC and VOBA;
•Limit deferred income taxes;
•Predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves;
•Generally carry bonds at amortized cost;
•Require that ceding commissions paid on reinsurance transactions be expensed in the period incurred; and
•Upon satisfying the requirements for reinsurance credit, establish certain assets and reduce certain liabilities for the impact of associated reinsurance.
For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory net income and statutory capital for the Company and its U.S. insurance subsidiaries are as follows:
	Year Ended December 31,
	2024	2023	2022
Combined statutory net income [1]	$273	$48	$441
[1]Statutory accounting practices do not consolidate the net income or loss of subsidiaries that report under US GAAP. The combined statutory net income above represents the total statutory net income of the Company and its other insurance subsidiaries, with certain adjustments for transactions between the Company’s insurance subsidiaries, such as dividend income.

	As of December 31,
	2024	2023
Statutory capital	$1,740	$2,188

The Company relies upon a practice prescribed by Connecticut state law which allows the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer.

The following presents the effect of the prescribed practice to the U.S. statutory financial statements:
	As of and Year Ended December 31,
	2024	2023
Change to capital and surplus due to prescribed practice	26	27
Restrictions on Dividends
The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the State of Connecticut Insurance Department (“the Department”) for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31st of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. Approval is also required for any dividend which exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law.
In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
18. Statutory Results (continued)
capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.

The following presents the dividend limits on, and the dividends declared and/or paid by, the Company and its U.S. insurance subsidiaries:
	Year Ended December 31,
	2024		2023
	TL	Other subsidiaries	TL	Other subsidiaries
Dividends paid	$—	$275	$575	$95
Dividends declared but not paid	—	—	—	—
Total dividends	—	275	575	95

Maximum permitted without prior approval	571	428	578	95
Other distributions paid with permission from the Department	571	—	—	36

For the year ending December 31, 2025, the dividend limitation for TL and other U.S. insurance subsidiaries is $631 and $171, respectively.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2024 and 2023. The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

19.Revenue from Contracts with Customers
The Company recognizes revenue from contracts with customers when, or as, goods or services are transferred to customers, in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services.
The Company earns revenues from these contracts primarily for administration and distribution services fees from offering certain fund families as investment options in its VA products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.
The Company’s administration and distribution services fees were $94, $94, $76 for the years ended December 31, 2024, 2023 and 2022, respectively.

20.Subsequent Events
The Company has evaluated subsequent events through April 3, 2025, the date the financial statements were issued.
In February 2025, the Company declared a dividend to TR Re for $125. The dividend was paid in March 2025.

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements Schedules
We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and have issued our report thereon dated April 3, 2025 (which report expresses an unqualified opinion). Our audits also included the financial statement schedules I and IV. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 3, 2025

We have served as the Company's auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Financial Statement Schedules [1]
Schedule I — Summary of Investments — Other than Investments in Related Parties

($ in millions)	As of December 31, 2024
Type of Investment	Cost [1]	Fair Value	Amount at which Shown on the Balance Sheet
Fixed Maturities
Bonds:
U.S. government and government agencies and authorities	$1,347	$932	$932
States, municipalities and political subdivisions	683	539	539
Foreign governments	510	462	462
Public utilities	939	763	763
All other corporate bonds	8,961	7,464	7,464
Redeemable preferred stock	8	8	8
Structured securities	3,310	3,164	3,164
Total fixed maturities	15,758	13,332	13,332

Equity Securities
Industrial, miscellaneous, and all other common stock	20	23	23
Non-redeemable preferred stocks	117	111	111
Total equity securities	137	134	134

Mortgage loans on real estate	1,851	1,654	1,835
Policy loans	1,571	1,571	1,571
Other long-term investments	1,822	1,522	1,526
Short-term investments	797	797	797
Total investments	$21,936	$19,010	$19,195
[1]     Amortized cost of short-term investments, mortgage loans on real estate, and fixed maturity securities, including those accounted for using the FVO. Other long-term investments consist of the original cost of equity securities, ICOLI investments, and derivatives, as well as the original cost adjusted for equity in earnings and distributions of investment funds, including those accounted for using the FVO.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Financial Statement Schedules
Schedule IV — Reinsurance

($ in millions)	Direct Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
As of and Year Ended December 31, 2024
Life insurance in-force	$207,146	$142,421	$141	$64,866	—%

Premiums, policy charges and fee income
Life insurance	2,197	1,889	405	713	57%
Accident & health insurance	11	11	—	—	—%
Total premiums, policy charges and fee income	$2,208	$1,900	$405	$713	57%

As of and Year Ended December 31, 2023
Life insurance in-force	$214,278	$150,452	$147	$63,973	—%

Premiums, policy charges and fee income
Life insurance	2,201	1,880	413	734	56%
Accident & health insurance	11	11	—	—	—%
Total premiums, policy charges and fee income	$2,212	$1,891	$413	$734	56%

As of and Year Ended December 31, 2022
Life insurance in-force	$222,398	$158,750	$155	$63,803	—%

Premiums, policy charges and fee income
Life insurance	2,271	1,873	210	608	35%
Accident & health insurance	12	12	—	—	—%
Total premiums, policy charges and fee income	$2,283	$1,885	$210	$608	35%

PART II
OTHER INFORMATION
ITEM 27. EXHIBITS

(1)
Resolution of the Board of Directors authorizing the establishment of the Separate Account incorporated by reference to Post-Effective Amendment No. 12, to Registration Statement No. 333-114401 filed on April 28, 2010.

(2)	Not Applicable.

(3)(a)	Principal Underwriter Agreement incorporated by reference to Post-Effective Amendment No. 17, to Registration Statement No. 333-114401 filed on April 22, 2013.

(3)(b)	Form of Sales Agreement incorporated by reference to Post-Effective Amendment No. 17, to Registration Statement No. 333-114401 filed on April 22, 2013.

(4)	Not Applicable.

(5)	Form of Group Variable Funding Agreement incorporated by reference to Post-Effective Amendment No. 12, to Registration Statement No. 333-114401 filed on April 28, 2010.

(6)(a)	Articles of Incorporation of Talcott Resolution incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114401 filed on April 30, 2020.

(6)(b)	Amended and Restated Bylaws of Talcott Resolution incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114401 filed on April 30, 2020.

(7)	Not Applicable

(8)(a)	Fund Participation Agreement — Alliance Fund Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.

(8)(b)
Fund Participation Agreement — American Century Investment Services, Inc, as amended incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114401 filed on April 30, 2020.

(8)(c)
Fund Participation Agreement — American Funds Distributors, Inc., as amended incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.

(i) Sixth Amendment, is incorporated by reference to Post-Effective Amendment No. 26, to Registration Statement No. 333-114401 filed on April 30, 2021.

(8)(d)	Fund Participation Agreement — BlackRock Distributors, Inc., as amended incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114401 filed on April 30, 2020.

(i) Amendments to the Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 26, to Registration Statement No. 333-114401 filed on April 30, 2021.

(8)(e)	Fund Participation Agreement — Calvert Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.

(8)(f)	Fund Participation Agreement — Goldman, Sachs & Co. incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.

(i) Sixth Amendment to Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 26, to Registration Statement No. 333-114401 filed on April 30, 2021.

(8)(g)
Fund Participation Agreement — Hartford Investment Financial Services Company incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.

(8)(h)	Fund Participation Agreement — Hotchkis & Wiley, as amended incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114401 filed on April 30, 2020.

(8)(i)	Fund Participation Agreement — Invesco Distributors, Inc., as amended incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114401 filed on April 30, 2020.

(8)(j)	Fund Participation Agreement — Lord Abbett Distributor LLC incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.

(i) Amendment No. 4 incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement No. 333-151805, filed on September 22, 2015.

(ii) Amendment No. 5 incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement No. 333-151805, filed on April 29, 2016.

(8)(k)	Fund Participation Agreement — PIMCO Funds Distributor LLC incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114401 filed on April 30, 2020.

(i) Amendments to the Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 26, to Registration Statement No. 333-114401 filed on April 30, 2021.

(8)(l)	Fund Participation Agreement — Victory Retail Service Agreement incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.

(9)(a)	Reinsurance Agreement incorporated by reference to Post-Effective Amendment No. 17, to Registration Statement No. 333-114401 filed on April 22, 2013.

(9)(b)	Reinsurance Agreement dated as of December 31, 2020, is incorporated by reference to Post-Effective Amendment No. 26, to Registration Statement No. 333-114401 filed on April 30, 2021.

(9)(c)	Administrative Services Agreement dated as of December 31, 2020, is incorporated by reference to Post-Effective Amendment No. 26, to Registration Statement No. 333-114401 filed on April 30, 2021.

(10)	Not Applicable.

(11)	Not Applicable.

(12)	Opinion and Consent of Mike Knowles, sub-administrator and agent and attorney-in-fact to Talcott Resolution Life Insurance Company Separate Account Twelve is filed herewith.

(13)(a)	Consent of Deloitte & Touche LLP (Denver, CO) is filed herewith.

(13)(b)	Consent of Deloitte & Touche LLP (Hartford, CT) is filed herewith.

(14)	Copy of Power of Attorney is filed herewith.
HV4824 333-114401

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
David Bell	Assistant Secretary and Chief Information Security Officer
Ellen T. Below	Executive Vice President and Chief Communications Officer and Community Involvement
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Christopher B. Cramer	Senior Vice President, Corporate Secretary and Chief Tax Officer
Christopher J. Dagnault	Vice President
Glenn Gazdik	Vice President and Actuary
Salvatore Gianone	Vice President and Chief Auditor
Emily Golovicher	Vice President
Christopher M. Grinnell	Vice President and Associate General Counsel
Oliver Jakob	Director
Donna R. Jarvis	Vice President and Actuary
James Kosinski	Vice President and Chief Risk Officer
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Edward Krause	Vice President
Jessica Kubat	Vice President
John P. Marra	Director
Lindsay Mastroianni	Vice President and Controller
Craig D. Morrow	Vice President and Head of Valuation
James O’Grady	Executive Vice President and Chief Investment Officer, Director
Lisa M. Proch	Executive Vice President, Chief Legal Officer and Chief Compliance Officer, Director
Samir Srivastava	Vice President and Chief Information Officer, Director
Robert W. Stein	Director
Ronald K. Tanemura	Director
Xiaobo Zhou	Assistant Vice President and Head of Pricing
Unless otherwise indicated, the principal business address of each of the above individuals is 1 American Row, CT 06103.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
The Separate Accounts of Talcott Resolution Life Insurance Company (“TL”) and Talcott Resolution Life and Annuity Insurance Company (“TLA”) are the listed Registrants. TL and TLA are the Depositors. Entities that are controlled by TAO Insurance Holdings, LLC, which controls the Depositors, are listed below, along with entities that are owned or controlled by the Depositors.
Alan Waxman and Anthony M. Muscolino (Individuals) (1)

TAO Insurance Holdings, LLC (DE) (2)
TAO Sutton Holdings, LLC (CYM) (3)
Talcott Financial Group Investments, LLC (BMU)
Talcott Financial Group, Ltd. (BMU)
Talcott Re FinCo, Ltd. (BMU)
Talcott Re Holdings, Ltd. (BMU)
Talcott Life Re, Ltd. (BMU)
Talcott Life & Annuity Re, Ltd. (CYM)
Sutton Cayman Holdings, Ltd. (CYM)
Talcott Financial Group GP, LLC (DE)
Talcott Holdings, LP (DE)
Talcott Acquisition, Inc. (DE)
Talcott Resolution Life, Inc. (DE)
American Maturity Life Insurance Company (CT)
TR Re, Ltd. (BMU)
Talcott Administration Services Company, LLC (DE)
LIAS Administration Fee Issuer LLC (DE)
Talcott Resolution Life Insurance Company (CT) (4)
(1) Pursuant to the operating agreement of TAO Insurance Holdings, LLC, Alan Waxman, as a member of TAO Insurance Holdings, LLC, has the authority to appoint the managing member of TAO Insurance Holdings, LLC and has appointed A. Michael Muscolino.
(2) TAO Insurance Holdings, LLC is the managing member of TAO Sutton Holdings, LLC and TAO Sutton Parent, LLC (DE) and Sixth Street TAO Management, LLC.
(3) TAO Sutton Parent, LLC and certain additional co-investment vehicles hold 100% of the passive, non-voting economic interest in TAO Sutton Holdings, LLC. 11 parallel investment vehicles known as the TAO Funds hold 100% of the passive, non-voting economic interest in TAO Sutton Parent, LLC. TAO Insurance Holdings, LLC is the managing member of TAO Sutton Parent LLC with 100% voting control. All of the TAO Funds and co-investment vehicles are under the ultimate control of Alan Waxman and/or Michael Muscolino. None of the co-investors investing through either the TAO Funds or the co-investment vehicles hold any voting securities of the identified entities or have the ability to appoint directors. Certain of the TAO Funds are also indirect owners Klaverblad Levensverzekering N.V., Lifetri, Uitvaartverzekeringen N.V., and Lifetri Verzekeringen N.V.
(4) The following entities are wholly-owned subsidiaries of Talcott Resolution Life Insurance Company and are under common control: Talcott Resolution International Life Reassurance Corporation (CT), Talcott Resolution Life and Annuity Insurance Company (CT), and TC 3700M Member LLC (DE). Talcott Resolution Life and Annuity Insurance Company (CT) owns 100% of Talcott Resolution Distribution Company, Inc. (CT) and Talcott Resolution Comprehensive Employee Benefit Service Company (CT).

ITEM 30. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: “a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive.”
 Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a “Proceeding”) because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by-laws, each an “Officer”), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person’s official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation’s Certificate, in each case, as determined in accordance with the procedures set forth in the by-laws. For purposes of the by-laws, a “Covered Entity” shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
 Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 31. PRINCIPAL UNDERWRITERS
(a.) MML Distributors, LLC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account I)
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)
Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Eleven
Talcott Resolution Life Insurance Company - Separate Account Twelve
(b.) Officers and Member Representatives of MML Distributors, LLC

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	PRINCIPAL BUSINESS ADDRESS
Alyssa O’Connor	Assistant Secretary	*
Edward K. Duch, III	Vice President, Chief Legal Officer and Secretary	*
James P. Puhala	Chief Compliance Officer	*
Jeffrey Sajdak	Assistant Treasurer	*
Julieta Sinisgalli	Assistant Treasurer	*
Kelly Pirrotta	AML Compliance Officer	*
Kevin LaComb	Assistant Treasurer	*
Mario Morton	Registration Manager and Continuing Education Officer	*
Keith McDonagh	Member Representative, MassMutual Holding LLC and Massachusetts Mutual Life Insurance Company	*
Frank Rispoli	Chief Financial Officer and Treasurer	*
Pablo Cabrera	Assistant Treasurer	*
Douglas Steele	Chief Executive Officer and President	*
Stephen Alibozek	Entity Contracting Officer	*
Vincent Baggetta	Chief Risk Officer	*
* Address: 1295 State Street, Springfield, MA 01111
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Empower Annuity Insurance Company of America (“Empower”), as sub- administrator at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
ITEM 33. MANAGEMENT SERVICES
All management contracts are discussed in Part I of this registration statement.
ITEM 34. REPRESENTATION OF REASONABLENESS OF FEES
Empower, in its capacity as Sub-Administrator to Talcott Resolution hereby represents that the aggregate fees and charges under the Agreement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Talcott Resolution.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Hartford, and State of Connecticut on this 24th day of April, 2025.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY - SEPARATE ACCOUNT TWELVE (Registrant)
By:	/s/ Lisa M. Proch
Lisa M. Proch, Executive Vice President, Chief Legal Officer and Chief Compliance Officer, Director

TALCOTT RESOLUTION LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Lisa M. Proch
Lisa M. Proch, Executive Vice President, Chief Legal Officer and Chief Compliance Officer, Director
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

	Signature	Title	Date

	/s/ Lisa M. Proch	Executive Vice President, Chief Legal Officer and Chief Compliance Officer, Director (Serving the Function of Principal Executive Officer)*	April 24, 2025
Lisa M. Proch*

	/s/ James O'Grady	Executive Vice President, Chief Investment Officer, Director*	April 24, 2025
James O'Grady*

	/s/ Oliver Jakob	Director*	April 24, 2025
Oliver Jakob*

	/s/ Samir Srivastava	Vice President, Chief Information Officer, Director*	April 24, 2025
Samir Srivastava*

	/s/ Robert W. Stein	Director*	April 24, 2025
Robert W. Stein*

	/s/ Ronald K. Tanemura	Director*	April 24, 2025
Ronald K. Tanemura*

	/s/ Lindsay Mastroianni	Vice President and Controller (Serving the Functions of Principal Financial Officer and Principal Accounting Officer)*	April 24, 2025
Lindsay Mastroianni*

	/s/ John P. Marra	Director*	April 24, 2025
John P. Marra*

*By:	/s/ Mike Knowles	Attorney-in-Fact	April 24, 2025
Mike Knowles
333-114401

EXHIBIT INDEX

Exhibit	Description
(12)	Opinion and Consent of Mike Knowles, sub-administrator and agent and attorney-in-fact to Talcott Resolution Life Insurance Company Separate Account Twelve.
(13)(a)	Consent of Deloitte & Touche LLP (Denver, CO).
(13)(b)	Consent of Deloitte & Touche LLP (Hartford, CT).
(14)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing.